UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM
N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number
811-22592
DoubleLine Opportunistic Credit Fund
(Exact name of Registrant as specified in charter)
2002 North Tampa Street, Suite 200
Tampa, FL 33602
(Address of principal executive offices) (Zip code)
Ronald R. Redell
President and Chief Executive Officer
c/o DoubleLine Capital LP
2002 North Tampa Street, Suite 200
Tampa, FL 33602
(Name and address of agent for service)
(813)
791-7333
Registrant’s telephone number, including area code
Date of fiscal year end:
September
 30
Date of reporting period:
September
 30, 2023

Item 1. Reports to Stockholders.
(a)

Annual Report September 30, 2023

DoubleLine Opportunistic Credit Fund
NYSE: DBL

DoubleLine

||
 2002 North Tampa Street, Suite 200
||
 Tampa, FL 33602
||
 (813) 791-7333
fundinfo@doubleline.com
||
www.doubleline.com

Annual Report	|	September 30, 2023	3

Chairman’s Letter	(Unaudited) September 30, 2023

Dear DoubleLine Funds Shareholder,
On behalf of the DoubleLine Funds, I am pleased to deliver the Annual Report for the 12-month period ended September 30, 2023. On the following pages, you will find specific information regarding each Fund’s operation and holdings. In addition, we discuss each Fund’s investment performance and the main drivers of that performance during the reporting period.
Across the review period, financial markets, including many of the sectors in which the DoubleLine Funds invest, faced divergent risks and fluctuating risk sentiment. The Federal Reserve tightened monetary policy consistently over the period, which was marked by inflation receding from multidecade highs. In March, Silicon Valley Bank and Signature Bank, two regional lenders, were taken under receivership by the Federal Deposit Insurance Corp. In an effort to head off potential contagion throughout the banking sector, federal regulators unveiled emergency liquidity measures, including the creation of a Bank Term Funding Program, which offered loans of up to one year to banks that pledged qualifying collateral such as U.S. Treasuries and Agency mortgage-backed securities (MBS), among other assets. Concerns over the financial stability of the banking sector, which were ultimately short-lived, sent shockwaves of volatility through the Treasury curve. For the period, stocks broadly rallied while bond returns were muted as the benchmark S&P 500 Index and Bloomberg US Aggregate Bond Index returned 21.62% and 0.64%, respectively.
Despite elevated, albeit declining, inflation and tightening monetary conditions, economic fundamentals were largely resilient during the reporting period. U.S. gross domestic product (GDP) was positive on a year-over-year (YoY) and quarter-over-quarter (QoQ) basis each quarter from September 30, 2022, through June 30, 2023, with the strongest YoY print at a 2.4% seasonally adjusted annualized rate as of June 30, 2023.
Domestic growth was buoyed by a robust labor market, as the U-3 unemployment rate finished the period at 3.8%, near the measure’s lowest reading in over 50 years. The labor market still appeared tight by historical standards, as the Job Openings and Labor Turnover Survey data for August showed the ratio of vacancies per unemployed job seeker to be 1.5. A strong labor market, and relatedly strong consumer buying power, has contributed to higher growth estimates, with third quarter real GDP forecast to grow at a seasonally adjusted annualized rate of 2.0% QoQ. However, other indicators such as the ISM Manufacturing PMI and Leading Economic Index have been weakening for some time, with the latter at a level historically associated with recession.
The Fed increased the target federal funds rate in the 12-month period by 225 basis points (bps) to an upper-bound rate of 5.50%. Two-year Treasury yields rose 76 bps, five-year yields rose 52 bps, 10-year yields rose 74 bps, and 30-year yields rose 92 bps in the period. Traditional fixed-income sectors, including Treasuries, Agency MBS and investment grade corporate bonds, were all impacted by rising interest rates across the Treasury curve. Disparate returns across the fixed income universe were largely attributable to duration risk, as Treasuries and Agency MBS experienced negative returns while corporate bonds posted positive returns driven by spread tightening amid strong corporate earnings. Bifurcated returns in fixed income were not confined to the U.S., as sovereign bonds from developed markets posted muted returns while emerging markets sovereign bonds were among the best-performing sectors in the global fixed-income landscape.
Global central banks largely tightened policy rates in the period, as decades-high inflation proved to be a global phenomenon. The European Central Bank hiked its deposit facility rate 325 bps. European equities returned 19.93%, as tracked by the MSCI Europe Index, despite fallout from the Russia-Ukraine war.
In China, the country’s reopening from COVID-19 stoked optimism for economic growth, which was ultimately undercut by property sector concerns and lackluster policy support from the central bank. In the 12-month period, the People’s Bank of China cut the borrowing cost of its medium-term policy loans by only 25 bps to 2.50% from 2.75%, leaving something to be desired for investors seeking more meaningful stimulus to address the economy’s fragility. Investors will be keeping a close eye on Chinese economic growth moving forward, as the world’s second largest economy might need a governmental fiscal boost to reach the country’s stated 2023 GDP growth target of 5%.

4	DoubleLine Opportunistic Credit Fund

(Unaudited) September 30, 2023

The DoubleLine investment team strives to deliver attractive risk-adjusted returns to our investors through full economic cycles and variable interest-rate environments using a time-tested process. Therefore, while the challenging conditions of the last year have muted returns, we are confident in our ability to take advantage of future opportunities by drawing upon the extensive experience of our team.
If you have any questions regarding the DoubleLine Funds, please don’t hesitate to call us at 1 (877) DLINE 11 / 1 (877) 354-6311 or visit our website www.doubleline.com, where our investment management team offers deeper insights and analysis on relevant capital market activity impacting investors today. Thank you for your continued support and entrusting DoubleLine with your investments. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs.
Sincerely,

Ronald Redell, CFA
Chairman of the Board of Trustees
DoubleLine Opportunistic Credit Fund
November 1, 2023

Annual Report	|	September 30, 2023	5

Management’s Discussion of Fund Performance	(Unaudited) September 30, 2023

DoubleLine Opportunistic Credit Fund
For the 12-month period ended September 30, 2023, the DoubleLine Opportunistic Credit Fund outperformed the benchmark Bloomberg US Aggregate Bond Index return of 0.64% on a net asset value basis. Despite the steep interest rate hikes in the period, the Fund’s allocations to out-of-index sectors, such as collateralized loan obligations (CLOs), bank loans and non-Agency residential mortgage-backed securities (RMBS), contributed to performance. The CLO and bank loan allocations benefited from their floating-rate coupons and strong underlying credit performance. The non-Agency RMBS allocation also utilized some floating-rate security structures, but persistently strong housing fundamentals were an additional tailwind for the asset class. The largest detractors from Fund performance were Agency mortgage-backed securities (MBS) and asset-backed securities (ABS). The Agency MBS suffered from their long duration in a period of rising interest rates. The ABS allocation experienced some credit spread widening, as investors remained somewhat cautious on this consumer-centric asset class.

12-Month Period Ended 9-30-23	12-Months

Total Return based on NAV	6.55%

Total Return based on Market Price	10.46%

Bloomberg US Aggregate Bond Index*	0.64%

*	Reflects no deduction for fees, expenses, or taxes.
For additional performance information, please refer to the
“Standardized Performance Summary.”
The Fund seeks to pay regular monthly distributions out of its net investment income at a rate that reflects its current and projected net income performance. To permit the Fund to maintain more stable monthly distributions, the Fund may pay distributions at a rate different than the amount of net income actually earned by the Fund during the period. Distributions are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the distributions exceed the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 5 – Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period. If a portion of the Fund’s distributions is from sources other than net investment income, shareholders will be notified of the estimated composition of such distribution through a Section 19 notice. For financial reporting purposes, the per share amounts of the Fund’s distributions for the reporting period are presented in the Financial Highlights.
Opinions expressed herein are as of September 30, 2023, and are subject to change at any time, are not guaranteed and should not be considered investment advice.
Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedule of Investments for a complete list of Fund holdings as of period end.
There are risks associated with an investment in the Fund. Shares of closed-end investment companies frequently trade at a discount to their net asset value, which may increase investors’ risk of loss. Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. An investment in the Fund should not constitute a complete investment program.
This document is not an offer to sell securities or the solicitation of an offer to buy securities, nor shall there be any sale or offer of these securities, in any jurisdiction where such sale or offer is not permitted.
The Fund’s shares are only available for purchase through broker/dealers on the secondary market. Unlike an open-end mutual fund, closed-end funds typically offer a fixed number of shares for sale. After the initial public offering, shares are bought in the secondary marketplace, and the market price of the shares is determined by supply and demand, not by NAV, often at a lower price than the NAV. A closed-end fund is not required to buy its shares back from investors upon request.
Investing involves risk. Principal loss is possible.
Investments in
debt securities
typically decline in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower rated and non-rated securities
present a greater risk of loss to principal and interest than higher rated securities. Investments in asset-backed and mortgage-backed securities
include additional risks that investors should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. The Fund may invest in foreign securities
which involves greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for investments in emerging markets.
Derivatives
involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management and the risk that a position could not be closed when most advantageous. Investing in derivatives could lose more than the amount invested.
Exchange-traded fund investments
involve additional risks such as the market price trading at a discount to its net asset value, an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a fund’s ability to sell its shares. Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision-making, economic or market conditions or other unanticipated factors. In addition, the Fund may invest in other asset classes and investments such as, among others,
REITs, credit default swaps, short sales, derivatives and smaller companies which include additional risks.
Additional principal risks for the Fund can be found in the prospectus.
Diversification does not assure a profit or protect against loss in a declining market.
The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. You can obtain the Fund’s most recent periodic reports and certain other regulatory filings by calling 1 (877) DLINE 11 / 1 (877) 354-6311, or visiting www.doubleline.com. You should read these reports and other filings carefully before investing.
The performance shown assumes the reinvestment of all dividends and distributions and does not reflect any reductions for taxes. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares. Performance reflects management fees and other fund expenses.
Performance data quoted represents past performance; past performance does not guarantee future results and does not reflect the deduction of any taxes a shareholder would pay on fund distributions or the sale of fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares when sold may be worth more or less than the original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1 (877) DLINE 11 / 1 (877) 354-6311 or by visiting www.doubleline.com/funds/opportunistic-credit-fund/.

6	DoubleLine Opportunistic Credit Fund

(Unaudited) September 30, 2023

Credit ratings from Moody’s Investor Services, Inc. (“Moody’s”) range from the highest rating of Aaa for bonds of the highest quality that offer the lowest degree of investment risk to the lowest rating of C for the lowest rated class of bonds. Credit ratings from S&P Global Ratings (“S&P”) range from the highest rating of AAA for bonds of the highest quality that offer the lowest degree of investment risk to the lowest rating of D for bonds that are in default. Credit ratings are determined from the highest available credit rating from any Nationally Recognized Statistical Rating Organization (“NRSRO”). DoubleLine chooses to display credit ratings using S&P’s rating convention, although the rating itself might be sourced from another NRSRO.
In limited situations when the rating agency has not issued a formal rating, the rating agency will classify the security as nonrated.
The reference and link to any websites in this Annual Report have been provided as a convenience, and the information contained on such website is not incorporated by reference into this Annual Report.
Index Descriptions and Other Definitions
An investment cannot be made directly in an index. The performance of any index mentioned in this commentary has not been adjusted for ongoing expenses applicable to fund investments.
The index descriptions provided herein are based on information provided on the respective index provider’s website or from other third-party sources. The Fund and DoubleLine have not verified these index descriptions and disclaim responsibility for their accuracy and completeness.
Agency—Refers to mortgage-backed securities (MBS) whose principal and interest are guaranteed by a U.S. government agency such as Fannie Mae (FNMA) or Freddie Mac (FHLMC).
Asset-Backed Securities (ABS)—Investment securities, such as bond or notes, that are collateralized by a pool of assets, such as loans, leases, credit card debt, royalties or receivables.
Basis Points (bps)—Basis points (or basis point (bp)) refer to a common unit of measure for interest rates and other percentages in finance. One basis point is equal to 1/100th of 1%, or 0.01% or 0.0001, and is used to denote the percentage change in a financial instrument. The relationship between percentage changes and basis points can be summarized as: 1% change = 100 basis points; 0.01% = 1 basis point.
Bloomberg US Aggregate Bond Index—This index (the “Agg”) represents securities that are SEC registered, taxable and dollar denominated. It covers the U.S. investment grade, fixed-rate bond market, with components for government and corporate securities, mortgage pass-through securities and asset-backed securities. These major sectors are subdivided into more specific indexes that are calculated and reported on a regular basis.
Collateralized Loan Obligation (CLO)—Single security backed by a pool of debt.
Duration—Measure of the sensitivity of the price of a bond or other debt instrument to a change in interest rates.
Federal Funds Rate—Target interest rate, set by the Federal Reserve at its Federal Open Market Committee (FOMC) meetings, at which commercial banks borrow and lend their excess reserves to each other overnight. The Fed sets a target federal funds rate eight times a year, based on prevailing economic conditions.
Federal Open Market Committee (FOMC)—Branch of the Federal Reserve System that determines the direction of monetary policy specifically by directing open market operations. The FOMC comprises the seven board governors and five (out of 12) Federal Reserve Bank presidents.
Gross Domestic Product (GDP)—Market value of all final goods and services produced within a country in a given period. GDP is considered an indicator of a country’s standard of living.
Investment Grade (IG)—Rating that signifies a municipal or corporate bond presents a relatively low risk of default. Bonds below this designation are considered to have a high risk of default and are commonly referred to as high yield (HY) or “junk bonds.” The higher the bond rating the more likely the bond will return 100 cents on the U.S. dollar.
ISM Manufacturing PMI—This index (which used to be called the ISM Manufacturing Purchasing Managers Index) is compiled by the Institute for Supply Management and tracks the economic health of the manufacturing sector. The index is based on five major indicators: new orders, inventory levels, production, supplier deliveries and employment environment. A number below 50 is considered a contractionary signal for the economy; a number above 50 is considered expansionary.
Job Openings and Labor Turnover Survey (JOLTS)—Conducted by the U.S. Bureau of Labor Statistics, JOLTS involves the monthly collection, processing and dissemination of job openings and labor turnover data. The data, collected from sampled establishments on a voluntary basis, includes employment, job openings, hires, quits, layoffs, discharges and other separations. The number of unfilled jobs—used to calculate the job openings rate—is an important measure of the unmet demand for labor, providing a more complete picture of the U.S. labor market than by looking solely at the unemployment rate.
Leading Economic Index (LEI)—This index, published by the Conference Board, tracks a group of composite indexes (manufacturers’ orders, initial unemployment insurance claims, et al.) as a means of gauging the strength of a particular industry or the economy.
Morgan Stanley Capital International (MSCI) Europe Index—This index is U.S. dollar denominated and represents the performance of large- and mid-cap equities across 15 developed countries in Europe. It covers approximately 85% of the free float-adjusted market capitalization in each country.
Mortgage-Backed Securities (MBS)—Investment similar to a bond that is made up of a bundle of home loans bought from the banks that issued them. Investors in MBS receive periodic payments similar to bond coupon payments.
Net Asset Value (NAV)—Net value of an entity calculated as the total value of the entity’s assets minus the total value of its liabilities. Most commonly used in the context of a mutual fund or an exchange-traded fund (ETF), the NAV represents the per share/unit price of the fund at a specific date or time.
S&P 500 Index—This unmanaged capitalization-weighted index of the stocks of the 500 largest publicly traded U.S. companies is designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks, which represent all major industries.
Spread—Difference between yields on differing debt instruments, calculated by deducting the yield of one instrument from another. The higher the yield spread, the greater the difference between the yields offered by each instrument. The spread can be measured between debt instruments of differing maturities, credit ratings or risk.
U-3 Unemployment Rate—Officially recognized rate of unemployment, compiled and released monthly by the U.S. Bureau of Labor Statistics, measuring the number of unemployed people as a percentage of the labor force.
This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Fund and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein.
DoubleLine has no obligation to provide revised assessments in the event of changed circumstances. While we have gathered this information from sources believed to be reliable, DoubleLine cannot guarantee the accuracy of the information provided. Securities discussed are not recommendations and are presented as examples of

Annual Report	|	September 30, 2023	7

Management’s Discussion of Fund Performance (Cont.)

issue selection or portfolio management processes. They have been picked for comparison or illustration purposes only. No security presented within is either offered for sale or purchase. DoubleLine reserves the right to change its investment perspective and outlook without notice as market conditions dictate or as additional information becomes available.
Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision making, economic or market conditions or other unanticipated factors. The views and forecasts expressed in this material are as of the date indicated, are subject to change without notice, may not come to pass and do not represent a recommendation or offer of any particular security, strategy, or investment. Past performance is no guarantee of future results.
DoubleLine
®
is a registered trademark of DoubleLine Capital LP.
Foreside Fund Services, LLC provides marketing review services for DoubleLine Capital LP.

8	DoubleLine Opportunistic Credit Fund

Standardized Performance Summary	(Unaudited) September 30, 2023

DBL
DoubleLine Opportunistic Credit Fund Returns as of September 30, 2023	1-Year	3-Years Annualized	5-Years Annualized	10-Years Annualized	Since Inception Annualized (1-27-12 to 9-30-23)

Total Return based on NAV	6.55%	-1.79%	1.56%	4.22%	4.61%

Total Return based on Market Price	10.46%	-0.32%	1.17%	4.38%	4.25%

Bloomberg US Aggregate Bond Index 1	0.64%	-5.21%	0.10%	1.13%	1.12%
Performance data quoted represents past performance; past performance does not guarantee future results and does not reflect the deduction of any taxes a shareholder would pay on fund distributions or the sale of fund shares. The performance information shown assumes reinvestment of all dividends and distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares when sold may be worth more or less than the original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance reflects management fees and other fund expenses. Performance data current to the most recent month-end
may be obtained by calling (877)
354-6311
or by visiting www.doubleline.com.

1	Reflects no deduction for fees, expenses, or taxes.

Annual Report	|	September 30, 2023	9

Growth of Investment	(Unaudited) September 30, 2023

DoubleLine Opportunistic Credit Fund
Value of a $10,000 Investment
1

Average Annual Total Returns
1
As of September 30, 2023

	1 Year	5 Years	10 Years	Since Inception (1/27/2012)

DoubleLine Opportunistic Credit Fund

Total Return based on NAV	6.55%	1.56%	4.22%	4.61%

Total Return based on Market Price	10.46%	1.17%	4.38%	4.25%

Bloomberg US Aggregate Bond Index	0.64%	0.10%	1.13%	1.12%

1
Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact an authorized representative at (877) 354-6311 or visit www.doubleline.com. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. The returns shown do not reflect commissions that may be paid in respect of shares purchased in connection with the Fund’s offering of Common Shares under the Fund’s Shelf Registration (see Note 12). If it were reflected the Fund’s performance shown would be lower. The total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Please call (877) 354-6311 or visit www.doubleline.com to receive performance results current to the most recent month-end.

Bloomberg US Aggregate Bond Index—This index (the “Agg”) represents securities that are SEC registered, taxable and dollar denominated. It covers the U.S. investment grade, fixed-rate bond market, with components for government and corporate securities, mortgage pass-through securities and asset-backed securities. These major sectors are subdivided into more specific indexes that are calculated and reported on a regular basis. Index performance reflects no deduction for fees, expenses or taxes.

The Fund’s investments likely will diverge widely from the components of the benchmark index which could lead to performance dispersion between the Fund and the benchmark index, meaning that the Fund could outperform or underperform the index at any given time.

10	DoubleLine Opportunistic Credit Fund

Schedule of Investments DoubleLine Opportunistic Credit Fund	September 30, 2023

P RINCIPAL A MOUNT $	S ECURITY D ESCRIPTION	R ATE		M ATURITY	V ALUE $
ASSET BACKED OBLIGATIONS 1.7%

	Blue Stream Issuer LLC,
500,000	Series 2023-1A-C	8.90%	(a)	05/20/2053	447,667

	Jimmy Johns Funding LLC,
1,140,000	Series 2017-1A-A2II	4.85%	(a)	07/30/2047	1,051,504

	LendingPoint Asset Securitization Trust,
1,000,000	Series 2022-B-B	5.99%	(a)	10/15/2029	965,689

	Sierra Timeshare Receivable Funding LLC,
453,599	Series 2023-2A-D	9.72%	(a)	04/20/2040	455,194

	SoFi Professional Loan Program LLC,
20,000	Series 2018-A-R1	0.00%	(a)(b)(c)	02/25/2042	288,012
5,930	Series 2018-A-R2	0.00%	(a)(b)(c)	02/25/2042	85,396

	Upstart Pass-Through Trust,
1,000,000	Series 2021-ST5-CERT	0.00%	(a)(b)(c)	07/20/2027	193,848

	Willis Engine Structured Trust,
703,551	Series 2021-A-C	7.39%	(a)(c)	05/15/2046	566,075

	Total Asset Backed Obligations (Cost $4,263,600)				4,053,385

BANK LOANS 10.1%

	AAdvantage Loyalty IP Ltd.,
351,500	Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 5.01%, 0.75% Floor)	10.34%		04/20/2028	362,727

	Access CIG LLC,
455,000	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 5.00%, 0.50% Floor)	10.32%		08/15/2028	449,881

	Acrisure LLC,
475,208	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	8.93%	(o)	02/16/2027	469,522

	Acuris Finance, Inc.,
120,000	Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 4.10%, 0.50% Floor)	9.54%		02/16/2028	118,680

	American Tire Distributors, Inc.,
424,625	Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 6.51%, 0.75% Floor)	11.81%		10/20/2028	373,160

	Applied Systems, Inc.,
1,230,000	Senior Secured Second Lien Term Loan (3 Month Secured Overnight Financing Rate + 6.75%, 0.75% Floor)	12.14%		09/17/2027	1,237,687

	Artera Services LLC,
500,000	Senior Secured Second Lien Term Loan (3 Month Secured Overnight Financing Rate + 7.35%, 1.00% Floor)	12.74%		03/06/2026	368,750

	Ascend Learning LLC,
230,000	Senior Secured Second Lien Term Loan (1 Month Secured Overnight Financing Rate + 5.85%, 0.50% Floor)	11.17%		12/10/2029	198,853

P RINCIPAL A MOUNT $	S ECURITY D ESCRIPTION	R ATE		M ATURITY	V ALUE $

	Astra Acquisition Corporation,
180,704	Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 5.36%, 0.50% Floor)	10.90%		10/25/2028	136,522

	Asurion LLC,
110,000	Senior Secured Second Lien Term Loan (1 Month Secured Overnight Financing Rate + 5.36%)	10.68%		01/31/2028	99,491
450,000	Senior Secured Second Lien Term Loan (1 Month Secured Overnight Financing Rate + 5.36%)	10.68%		01/22/2029	400,820

	Atlas Purchaser, Inc.,
454,538	Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 5.51%, 0.75% Floor)	10.88%		05/08/2028	325,683

	Aveanna Healthcare LLC,
825,000	Senior Secured Second Lien Term Loan (3 Month Secured Overnight Financing Rate + 7.15%, 0.50% Floor)	12.57%		12/10/2029	544,500

	Bausch & Lomb Corporation,
275,000	Senior Secured First Lien Term Loan	9.32%	(d)	09/29/2028	271,906
133,982	Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 3.35%, 0.50% Floor)	8.76%		05/10/2027	130,484

	BCPE Empire Holdings, Inc.,
119,391	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 4.75%, 0.50% Floor)	10.07%		12/11/2028	119,525

	Boxer Parent Company, Inc.,
427,452	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.86%)	9.18%		10/02/2025	427,510

	Castlelake Aviation LLC,
476,354	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%, 0.50% Floor)	8.42%	(o)	10/22/2026	476,435

	Cengage Learning, Inc.,
597,800	Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 5.01%, 1.00% Floor)	10.32%		07/14/2026	595,932

	Circor International, Inc.,
223,673	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 5.60%, 0.50% Floor)	10.92%		12/15/2028	224,154
7,259	(1 Month LIBOR USD + 5.50%, 0.50% Floor)	10.69%	(o)	12/15/2028	7,275

	Clear Channel Outdoor Holdings, Inc.,
124,031	Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 3.76%)	9.13%		08/21/2026	120,750
323	(1 Month Secured Overnight Financing Rate + 3.61%)	8.93%		08/21/2026	314

The accompanying notes are an integral part of these financial statements.	Annual Report	|	September 30, 2023	11

Schedule of Investments DoubleLine Opportunistic Credit Fund (Cont.)

P RINCIPAL A MOUNT $	S ECURITY D ESCRIPTION	R ATE		M ATURITY	V ALUE $

	Clydesdale Acquisition Holdings, Inc.,
222,188	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 4.28%, 0.50% Floor)	9.59%		04/13/2029	219,485

	Connect US Finco LLC,
231,600	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.50%, 1.00% Floor)	8.82%		12/11/2026	227,692

	Deerfield Dakota Holding LLC,
60,000	Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 3.75%, 1.00% Floor)	9.14%		04/09/2027	58,638

	Delta Topco, Inc.,
200,000	Senior Secured Second Lien Term Loan (6 Month Secured Overnight Financing Rate + 7.25%, 0.75% Floor)	12.57%		12/01/2028	191,500

	DG Investment Intermediate Holdings, Inc.,
280,000	Senior Secured Second Lien Term Loan (1 Month Secured Overnight Financing Rate + 6.86%, 0.75% Floor)	12.18%		03/29/2029	248,850

	DirectTV Financing LLC,
153,809	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 5.11%, 0.75% Floor)	10.43%		08/02/2027	150,669

	Eagle Parent Corporation,
507,275	Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 4.25%, 0.50% Floor)	9.64%		04/02/2029	494,383

	EG Group Ltd.,
76,101	Senior Secured First Lien Term Loan (Daily Secured Overnight Financing Rate + 4.11%)	9.41%		02/07/2025	76,267
160,820	Senior Secured First Lien Term Loan (Daily Secured Overnight Financing Rate + 4.11%)	9.53%		03/31/2026	154,387

	Eisner Advisory Group LLC,
298,903	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 5.36%, 0.75% Floor)	10.68%		07/28/2028	298,841
70,000	EnergySolutions LLC	9.33%	(d)	09/18/2030	69,650

	Flynn Canada Ltd.,
353,813	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 4.61%, 0.50% Floor)	9.93%		07/21/2028	336,122

	Foresight Energy LLC,
87,760	Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 8.10%, 1.50% Floor)	13.49%	(c)	06/30/2027	87,760

P RINCIPAL A MOUNT $	S ECURITY D ESCRIPTION	R ATE	M ATURITY	V ALUE $

	Getty Images, Inc.,
110,700	Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 4.60%)	9.99%	02/19/2026	111,143

	GIP II Blue Holding LP,
57,559	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 4.61%, 1.00% Floor)	9.93%	09/29/2028	57,823

	Grab Holdings, Inc.,
363,673	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 4.61%, 1.00% Floor)	9.93%	01/29/2026	366,515

	Groupe Solmax, Inc.,
173,595	Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 5.01%, 0.75% Floor)	10.40%	05/30/2028	163,505
149,299	(1 Month Secured Overnight Financing Rate + 4.86%, 0.75% Floor)	10.18%	05/30/2028	140,620

	Gulf Finance LLC,
187,226	Senior Secured First Lien Term Loan (6 Month Secured Overnight Financing Rate + 7.18%, 1.00% Floor)	12.63%	08/25/2026	188,078
336,556	(1 Month Secured Overnight Financing Rate + 6.86%, 1.00% Floor)	12.19%	08/25/2026	338,088

	Ineos US Finance LLC,
478,800	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.60%)	8.92%	02/19/2030	475,808

	Intelsat Jackson Holdings S.A.,
463,511	Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 4.50%, 0.50% Floor)	9.77%	02/01/2029	463,064

	ION Trading Technologies SARL,
122,188	Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 4.85%)	10.24%	03/31/2028	120,774

	Jo-Ann Stores LLC,
78,400	Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 5.01%, 0.75% Floor)	10.36%	07/07/2028	26,264

	Kenan Advantage Group, Inc.,
204,488	Senior Secured First Lien Term Loan (6 Month Secured Overnight Financing Rate + 4.43%, 0.75% Floor)	9.73%	03/24/2026	204,743

	LaserShip, Inc.,
149,618	Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 4.76%, 0.75% Floor)	10.40%	05/08/2028	139,669

12	DoubleLine Opportunistic Credit Fund	The accompanying notes are an integral part of these financial statements.

September 30, 2023

P RINCIPAL A MOUNT $	S ECURITY D ESCRIPTION	R ATE		M ATURITY	V ALUE $

	LBM Acquisition LLC,
288,523	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.85%, 0.75% Floor)	9.18%		12/17/2027	282,294

	Lealand Finance Company B.V.,
6,257	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.11%)	8.43%		06/30/2024	4,536
85,328	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 4.11%)	9.43%		06/30/2025	47,528

	Lereta LLC,
117,132	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 5.11%, 0.75% Floor)	10.43%		07/27/2028	95,565

	LifePoint Health, Inc.,
375,000	Term Loan	10.82%	(d)	11/16/2028	363,750

	LSF9 Atlantis Holdings LLC,
178,125	Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 7.25%, 0.75% Floor)	12.64%		03/31/2029	171,111

	MedAssets Software Intermediate Holdings, Inc.,
235,000	Senior Secured Second Lien Term Loan (1 Month Secured Overnight Financing Rate + 6.86%, 0.50% Floor)	12.18%		12/17/2029	150,621

	Milano Acquisition Corporation,
199,363	Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 4.10%, 0.75% Floor)	9.49%		10/01/2027	195,001

	Mileage Plus Holdings LLC,
78,750	Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 5.40%, 1.00% Floor)	10.80%		06/21/2027	81,936

	Minotaur Acquisition, Inc.,
420,200	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 4.85%)	10.17%		03/27/2026	419,267

	Mitchell International, Inc.,
205,000	Senior Secured Second Lien Term Loan (1 Month Secured Overnight Financing Rate + 6.61%, 0.50% Floor)	11.93%		10/15/2029	189,402

	MLN US HoldCo LLC,
155,000	Senior Secured Second Lien Term Loan (3 Month Secured Overnight Financing Rate + 8.85%)	14.26%		11/30/2026	17,437

	NEP Group, Inc.,
110,000	Senior Secured Second Lien Term Loan (1 Month Secured Overnight Financing Rate + 7.11%)	12.43%		10/19/2026	87,909

P RINCIPAL A MOUNT $	S ECURITY D ESCRIPTION	R ATE	M ATURITY	V ALUE $

	New Constellis Borrower LLC,
71,509	Senior Secured Second Lien Term Loan (3 Month Secured Overnight Financing Rate + 11.36% + 1.00% PIK, 1.00% Floor)	16.87%	03/27/2025	38,830

	NortonLifeLock, Inc.,
245,208	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 2.10%, 0.50% Floor)	7.42%	09/12/2029	244,734

	Olympus Water US Holding Corporation,
415,000	Term Loan (3 Month Secured Overnight Financing Rate + 5.00%, 0.50% Floor)	10.39%	11/09/2028	415,259

	OYO Hospitality Netherlands B.V.,
117,300	Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 8.51%, 0.75% Floor)	13.91%	06/23/2026	101,660

	Par Petroleum, LLC,
368,150	Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 4.35%, 0.50% Floor)	9.77%	02/28/2030	368,225

	PECF USS Intermediate Holding Corporation,
234,404	Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 4.51%, 0.50% Floor)	9.88%	12/15/2028	189,030

	Penn National Gaming, Inc.,
526,005	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 2.85%, 0.50% Floor)	8.17%	05/03/2029	526,005

	PetVet Care Centers LLC,
720,000	Senior Secured Second Lien Term Loan (1 Month Secured Overnight Financing Rate + 6.35%)	11.67%	02/13/2026	714,780

	PG&E Corporation,
119,077	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.11%, 0.50% Floor)	8.43%	06/23/2025	119,350

	PMHC, Inc.,
183,150	Senior Secured First Lien Term Loan (6 Month Secured Overnight Financing Rate + 4.85%, 0.50% Floor)	9.70%	04/23/2029	173,347

	Polar US Borrower LLC,
26,914	Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 4.85%)	10.15%	10/15/2025	21,749
31,491	(6 Month Secured Overnight Financing Rate + 4.85%)	9.82%	10/15/2025	25,449

	Potters Borrower LP,
87,750	Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 4.10%, 0.75% Floor)	9.49%	12/14/2027	88,175

The accompanying notes are an integral part of these financial statements.	Annual Report	|	September 30, 2023	13

Schedule of Investments DoubleLine Opportunistic Credit Fund (Cont.)

P RINCIPAL A MOUNT $	S ECURITY D ESCRIPTION	R ATE		M ATURITY	V ALUE $

	Prairie ECI Acquiror LP,
251,331	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 4.85%)	10.17%		03/11/2026	251,231

	Pretium PKG Holdings, Inc.,
155,000	Senior Secured Second Lien Term Loan (3 Month Secured Overnight Financing Rate + 7.01%, 0.50% Floor)	12.28%		09/30/2029	49,711
155,000	(1 Month Secured Overnight Financing Rate + 6.86%, 0.50% Floor)	12.19%		09/30/2029	49,711

	Pug LLC,
625,215	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 4.36%, 0.50% Floor)	9.68%		02/13/2027	595,517

	Radiology Partners, Inc.,
498,946	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.51%)	10.18%		07/09/2025	378,009

	RegionalCare Hospital Partners Holdings, Inc.,
426,691	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.61%)	9.38%		11/14/2025	426,469

	Rentpath, Inc.,
21,564	Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 3.50%)	8.00%		04/25/2024	323

	Riverbed Technology, Inc.,
94,802	Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 4.50% + 2.00% PIK, 1.00% Floor)	9.89%		07/01/2028	61,858

	Securus Technologies Holdings, Inc.,
75,899	Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 3.75%, 1.00% Floor)	10.23%		11/01/2024	68,589

	Simon & Schuster,
20,000	Term Loan	9.32%	(d)	09/19/2030	19,900

	Skillsoft Finance II, Inc.,
149,521	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 5.36%, 0.75% Floor)	10.70%		07/14/2028	141,608

	Sound Inpatient Physicians, Inc.,
190,000	Senior Secured Second Lien Term Loan (3 Month Secured Overnight Financing Rate + 6.75%)	12.12%		06/26/2026	33,250

	Southern Veterinary Partners LLC,
125,000	Senior Secured Second Lien Term Loan (1 Month Secured Overnight Financing Rate + 7.85%, 1.00% Floor)	13.17%		09/22/2028	118,750

	SRS Distribution, Inc.,
69,822	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.35%, 0.50% Floor)	8.93%		06/02/2028	69,222

	Team Health,
230,000	Term Loan	10.58%	(d)	03/02/2027	175,893

P RINCIPAL A MOUNT $	S ECURITY D ESCRIPTION	R ATE	M ATURITY	V ALUE $

	The Edelman Financial Engines Centre LLC,
535,000	Senior Secured Second Lien Term Loan (6 Month Secured Overnight Financing Rate + 3.93%)	12.18%	07/20/2026	534,331

	Think & Learn Private Ltd.,
201,009	Senior Secured First Lien Term Loan (Prime Rate + 0.00%, 0.75% Floor)	15.25%	11/24/2026	69,700

	Titan Acquisition Limited,
119,055	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 7.10%)	8.73%	03/28/2025	118,266

	Travelport Finance (Luxembourg) SARL,
566,451	Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 3.51%, 1.00% Floor)	12.33%	02/28/2025	539,919

	Uber Technologies, Inc.,
178,650	Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 4.60%)	8.16%	03/04/2030	178,792

	UKG, Inc.,
90,000	Senior Secured Second Lien Term Loan (3 Month Secured Overnight Financing Rate + 4.25%, 0.50% Floor)	10.62%	05/03/2027	90,088

	Vantage Specialty Chemicals, Inc.,
79,400	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.36%, 0.50% Floor)	10.08%	10/26/2026	77,991

	Verscend Holding Corporation,
285,893	Senior Secured First Lien Term Loan (6 Month Secured Overnight Financing Rate + 3.35%)	9.43%	08/27/2025	286,327

	Viad Corporation,
121,776	Senior Secured First Lien Term Loan (Prime Rate + 4.00%, 0.50% Floor)	12.50%	07/31/2028	119,746
560,170	(1 Month Secured Overnight Financing Rate + 5.11%, 0.50% Floor)	10.43%	07/31/2028	550,832

	WaterBridge Midstream Operating LLC,
544,831	Senior Secured First Lien Term Loan (3 Month Secured Overnight Financing Rate + 4.26%, 1.00% Floor)	11.36%	06/22/2026	546,280

	WWEX UNI TopCo Holdings LLC,
50,000	Senior Secured Second Lien Term Loan (3 Month Secured Overnight Financing Rate + 7.26%, 0.75% Floor)	12.65%	07/26/2029	42,625

	Zelis Cost Management Buyer, Inc.,
154,044	Senior Secured First Lien Term Loan (1 Month Secured Overnight Financing Rate + 3.61%)	8.93%	09/30/2026	154,253

	Total Bank Loans (Cost $25,443,562)			23,753,040

14	DoubleLine Opportunistic Credit Fund	The accompanying notes are an integral part of these financial statements.

September 30, 2023

P RINCIPAL A MOUNT $	S ECURITY D ESCRIPTION	R ATE		M ATURITY	V ALUE $
COLLATERALIZED LOAN OBLIGATIONS 38.1%

	Allegany Park Ltd.,
1,000,000	Series 2019-1A-ER (Secured Overnight Financing Rate 3 Month + 6.40%, 6.40% Floor)	11.73%	(a)	01/20/2035	940,229

	Atlas Senior Loan Fund Ltd.,
1,700,000	Series 2019-14A-D (Secured Overnight Financing Rate 3 Month + 4.16%, 3.90% Floor)	9.49%	(a)	07/20/2032	1,568,429

	Atrium Corporation,
1,000,000	Series 9A-DR (Secured Overnight Financing Rate 3 Month + 3.86%)	9.25%	(a)	05/28/2030	983,726

	Bain Capital Credit Ltd.,
500,000	Series 2019-3A-DR (Secured Overnight Financing Rate 3 Month + 3.36%, 3.36% Floor)	8.70%	(a)	10/21/2034	494,536
4,000,000	Series 2022-5A-D (Secured Overnight Financing Rate 3 Month + 4.39%, 4.39% Floor)	9.74%	(a)	07/24/2034	3,958,576

	Barings Ltd.,
1,000,000	Series 2015-2A-DR (Secured Overnight Financing Rate 3 Month + 3.21%)	8.54%	(a)	10/20/2030	987,444
1,000,000	Series 2017-1A-D (Secured Overnight Financing Rate 3 Month + 3.86%)	9.17%	(a)	07/18/2029	998,835
500,000	Series 2018-3A-D (Secured Overnight Financing Rate 3 Month + 3.16%)	8.49%	(a)	07/20/2029	493,298
1,000,000	Series 2018-3A-E (Secured Overnight Financing Rate 3 Month + 6.01%)	11.34%	(a)	07/20/2029	912,800
2,500,000	Series 2019-1A-DR (Secured Overnight Financing Rate 3 Month + 3.91%, 3.65% Floor)	9.22%	(a)	04/15/2036	2,431,587
1,500,000	Series 2019-1A-ER (Secured Overnight Financing Rate 3 Month + 7.12%, 6.86% Floor)	12.43%	(a)	04/15/2036	1,430,123
1,000,000	Series 2019-2A-CR (Secured Overnight Financing Rate 3 Month + 3.66%, 3.40% Floor)	8.97%	(a)	04/15/2036	959,816

	Beechwood Park Ltd.,
5,000,000	Series 2019-1A-DR (Secured Overnight Financing Rate 3 Month + 3.10%, 3.10% Floor)	8.41%	(a)	01/17/2035	4,824,714

	BlueMountain Ltd.,
1,000,000	Series 2013-2A-DR (Secured Overnight Financing Rate 3 Month + 3.16%)	8.51%	(a)	10/22/2030	927,916

	Canyon Capital Ltd.,
1,700,000	Series 2014-1A-CR (Secured Overnight Financing Rate 3 Month + 3.01%, 2.75% Floor)	8.38%	(a)	01/30/2031	1,601,103
1,000,000	Series 2017-1A-DR (Secured Overnight Financing Rate 3 Month + 3.26%, 3.00% Floor)	8.57%	(a)	07/15/2030	990,465
1,000,000	Series 2017-1A-E (Secured Overnight Financing Rate 3 Month + 6.51%)	11.82%	(a)	07/15/2030	885,125

P RINCIPAL A MOUNT $	S ECURITY D ESCRIPTION	R ATE		M ATURITY	V ALUE $

	Canyon Capital Ltd., (Cont.)
1,500,000	Series 2018-1A-E (Secured Overnight Financing Rate 3 Month + 6.01%, 5.75% Floor)	11.32%	(a)	07/15/2031	1,357,371
1,550,000	Series 2019-1A-DR (Secured Overnight Financing Rate 3 Month + 3.36%, 3.10% Floor)	8.67%	(a)	04/15/2032	1,527,592
1,000,000	Series 2019-1A-ER (Secured Overnight Financing Rate 3 Month + 7.41%, 7.15% Floor)	12.72%	(a)	04/15/2032	934,509
2,250,000	Series 2021-1A-E (Secured Overnight Financing Rate 3 Month + 6.67%, 6.41% Floor)	11.98%	(a)	04/15/2034	2,119,163

	Carlyle Global Market Strategies Ltd.,
2,000,000	Series 2013-1A-CR (Secured Overnight Financing Rate 3 Month + 3.61%)	8.98%	(a)	08/14/2030	1,981,345
1,500,000	Series 2015-5A-DR (Secured Overnight Financing Rate 3 Month + 6.96%, 6.70% Floor)	12.29%	(a)	01/20/2032	1,306,679
1,000,000	Series 2021-1A-D (Secured Overnight Financing Rate 3 Month + 6.26%, 6.00% Floor)	11.57%	(a)	04/15/2034	949,452

	Cathedral Lake Ltd.,
500,000	Series 2021-8A-C (Secured Overnight Financing Rate 3 Month + 2.88%, 2.62% Floor)	8.22%	(a)	01/20/2035	485,674

	Dewolf Park Ltd.,
500,000	Series 2017-1A-DR (Secured Overnight Financing Rate 3 Month + 3.11%, 2.85% Floor)	8.42%	(a)	10/15/2030	492,088

	Dryden Senior Loan Fund,
1,500,000	Series 2015-37A-ER (Secured Overnight Financing Rate 3 Month + 5.41%, 5.15% Floor)	10.72%	(a)	01/15/2031	1,195,769
1,200,000	Series 2015-38A-ER (Secured Overnight Financing Rate 3 Month + 5.86%, 5.60% Floor)	11.17%	(a)	07/15/2030	986,870
2,000,000	Series 2015-40A-ER (Secured Overnight Financing Rate 3 Month + 6.01%, 5.75% Floor)	11.38%	(a)	08/15/2031	1,702,360
1,750,000	Series 2016-42A-ER (Secured Overnight Financing Rate 3 Month + 5.81%)	11.12%	(a)	07/15/2030	1,450,450
500,000	Series 2017-50A-D (Secured Overnight Financing Rate 3 Month + 3.51%, 3.25% Floor)	8.82%	(a)	07/15/2030	489,615

	Gilbert Park Ltd.,
2,000,000	Series 2017-1A-E (Secured Overnight Financing Rate 3 Month + 6.66%)	11.97%	(a)	10/15/2030	1,800,376

	Goldentree Loan Management Ltd.,
500,000	Series 2018-3A-D (Secured Overnight Financing Rate 3 Month + 3.11%)	8.44%	(a)	04/20/2030	495,110

	Greenwood Park Ltd.,
1,000,000	Series 2018-1A-E (Secured Overnight Financing Rate 3 Month + 5.21%)	10.52%	(a)	04/15/2031	815,853

The accompanying notes are an integral part of these financial statements.	Annual Report	|	September 30, 2023	15

Schedule of Investments DoubleLine Opportunistic Credit Fund (Cont.)

P RINCIPAL A MOUNT $	S ECURITY D ESCRIPTION	R ATE		M ATURITY	V ALUE $

	Grippen Park Ltd.,
775,000	Series 2017-1A-D (Secured Overnight Financing Rate 3 Month + 3.56%)	8.89%	(a)	01/20/2030	767,954

	Highbridge Loan Management Ltd.,
1,000,000	Series 11A-17-E (Secured Overnight Financing Rate 3 Month + 6.36%)	11.73%	(a)	05/06/2030	833,195
1,000,000	Series 2013-2A-CR (Secured Overnight Financing Rate 3 Month + 3.16%)	8.49%	(a)	10/20/2029	960,565

	LCM LP,
2,500,000	Series 26A-E (Secured Overnight Financing Rate 3 Month + 5.56%, 5.30% Floor)	10.89%	(a)	01/20/2031	1,837,255

	Madison Park Funding Ltd.,
850,000	Series 2014-14A-ER (Secured Overnight Financing Rate 3 Month + 6.06%, 5.80% Floor)	11.41%	(a)	10/22/2030	782,071
1,500,000	Series 2016-22A-ER (Secured Overnight Financing Rate 3 Month + 6.96%, 6.70% Floor)	12.27%	(a)	01/15/2033	1,462,657
1,000,000	Series 2019-34A-ER (Secured Overnight Financing Rate 3 Month + 6.91%, 6.65% Floor)	12.26%	(a)	04/25/2032	995,376

	Magnetite Ltd.,
1,500,000	Series 2019-24A-DR (Secured Overnight Financing Rate 3 Month + 3.05%, 3.05% Floor)	8.36%	(a)	04/15/2035	1,462,218
1,000,000	Series 2019-24A-ER (Secured Overnight Financing Rate 3 Month + 6.40%, 6.40% Floor)	11.71%	(a)	04/15/2035	955,278

	Marble Point Ltd.,
500,000	Series 2021-3A-D1 (Secured Overnight Financing Rate 3 Month + 3.76%, 3.50% Floor)	9.07%	(a)	10/17/2034	493,514

	Neuberger Berman Loan Advisers Ltd.,
1,000,000	Series 2017-16SA-ER (Secured Overnight Financing Rate 3 Month + 6.51%, 6.25% Floor)	11.82%	(a)	04/15/2034	930,196
1,000,000	Series 2017-25A-DR (Secured Overnight Financing Rate 3 Month + 3.11%, 2.85% Floor)	8.42%	(a)	10/18/2029	979,893
2,000,000	Series 2019-32A-DR (Secured Overnight Financing Rate 3 Month + 2.96%, 2.70% Floor)	8.28%	(a)	01/20/2032	1,939,340

	Octagon Investment Partners Ltd.,
2,500,000	Series 2014-1A-CR3 (Secured Overnight Financing Rate 3 Month + 3.01%, 2.75% Floor)	8.38%	(a)	02/14/2031	2,399,059
1,000,000	Series 2014-1A-CRR (Secured Overnight Financing Rate 3 Month + 2.16%, 2.16% Floor)	7.51%	(a)	01/22/2030	982,822
4,000,000	Series 2014-1A-DRR (Secured Overnight Financing Rate 3 Month + 7.26%, 7.00% Floor)	12.63%	(a)	02/14/2031	3,657,933
1,000,000	Series 2016-1A-DR (Secured Overnight Financing Rate 3 Month + 3.11%, 3.11% Floor)	8.42%	(a)	07/15/2030	935,918

P RINCIPAL A MOUNT $	S ECURITY D ESCRIPTION	R ATE		M ATURITY	V ALUE $

	Octagon Investment Partners Ltd., (Cont.)
2,000,000	Series 2016-1A-ER (Secured Overnight Financing Rate 3 Month + 7.51%)	12.86%	(a)	01/24/2033	1,836,810
1,000,000	Series 2016-1A-FR (Secured Overnight Financing Rate 3 Month + 8.35%, 8.35% Floor)	13.66%	(a)(c)	07/15/2030	751,550
500,000	Series 2017-1A-CR (Secured Overnight Financing Rate 3 Month + 3.56%)	8.89%	(a)	03/17/2030	460,125
2,000,000	Series 2017-1A-SUB	0.00%	(a)(b)(c)(e)	03/17/2030	532,358
1,500,000	Series 2018-1A-D (Secured Overnight Financing Rate 3 Month + 5.46%, 5.20% Floor)	10.79%	(a)	01/20/2031	1,235,533
900,000	Series 2018-3A-E (Secured Overnight Financing Rate 3 Month + 6.01%, 5.75% Floor)	11.34%	(a)	10/20/2030	815,404
1,000,000	Series 2019-1A-DR (Secured Overnight Financing Rate 3 Month + 3.51%, 3.25% Floor)	8.82%	(a)	10/15/2034	975,578
500,000	Series 2019-4A-E (Secured Overnight Financing Rate 3 Month + 7.06%, 6.80% Floor)	12.43%	(a)	05/12/2031	457,109

	OHA Credit Funding Ltd.,
500,000	Series 2021-9A-D (Secured Overnight Financing Rate 3 Month + 3.21%, 2.95% Floor)	8.53%	(a)	07/19/2035	492,343

	RR Ltd.,
500,000	Series 2017-2A-DR (Secured Overnight Financing Rate 3 Month + 6.06%, 5.80% Floor)	11.37%	(a)	04/15/2036	463,491
1,000,000	Series 2018-4A-C (Secured Overnight Financing Rate 3 Month + 3.21%, 0.26% Floor)	8.52%	(a)	04/15/2030	961,469
1,000,000	Series 2019-6A-DR (Secured Overnight Financing Rate 3 Month + 6.11%, 5.85% Floor)	11.42%	(a)	04/15/2036	923,595

	Sound Point Ltd.,
2,500,000	Series 2019-2A-DR (Secured Overnight Financing Rate 3 Month + 3.56%, 3.30% Floor)	8.87%	(a)	07/15/2034	2,360,889

	THL Credit Wind River Ltd.,
2,500,000	Series 2014-2A-ER (Secured Overnight Financing Rate 3 Month + 6.01%, 5.75% Floor)	11.32%	(a)(c)	01/15/2031	1,921,344
1,000,000	Series 2014-3A-DR2 (Secured Overnight Financing Rate 3 Month + 3.66%, 3.40% Floor)	9.01%	(a)	10/22/2031	893,276
1,000,000	Series 2017-3A-DR (Secured Overnight Financing Rate 3 Month + 4.11%, 3.85% Floor)	9.42%	(a)	04/15/2035	961,554
1,040,000	Series 2017-4A-D (Secured Overnight Financing Rate 3 Month + 2.91%)	8.29%	(a)	11/20/2030	1,016,678
1,000,000	Series 2021-3A-D (Secured Overnight Financing Rate 3 Month + 3.61%, 3.35% Floor)	8.94%	(a)	07/20/2033	958,310

16	DoubleLine Opportunistic Credit Fund	The accompanying notes are an integral part of these financial statements.

September 30, 2023

P RINCIPAL A MOUNT $	S ECURITY D ESCRIPTION	R ATE		M ATURITY	V ALUE $

	Trimaran CAVU LLC,
2,250,000	Series 2019-1A-D (Secured Overnight Financing Rate 3 Month + 4.41%, 4.15% Floor)	9.74%	(a)	07/20/2032	2,212,706
500,000	Series 2019-2A-C (Secured Overnight Financing Rate 3 Month + 4.98%, 4.72% Floor)	10.29%	(a)	11/26/2032	503,412

	Venture Ltd.,
500,000	Series 2017-30A-C (Secured Overnight Financing Rate 3 Month + 2.21%)	7.52%	(a)	01/15/2031	480,372

	Voya Ltd.,
1,000,000	Series 2020-1A-DR (3 Month LIBOR USD + 3.10%, 3.10% Floor)	8.67%	(a) (o)	07/16/2034	961,203

	Total Collateralized Loan Obligations (Cost $95,953,559)				90,029,351

FOREIGN CORPORATE BONDS 3.4%
200,000	ABM Investama Tbk PT	9.50%	(a)	08/05/2026	182,025
183,000	Adani International Container Terminal Private Ltd.	3.00%		02/16/2031	138,059
200,000	Adani Ports & Special Economic Zone Ltd.	5.00%		08/02/2041	132,479
326,000	Adani Transmission Step-One Ltd.	4.25%		05/21/2036	244,580
350,000	AI Candelaria Spain S.A.	5.75%		06/15/2033	248,027
200,000	Alibaba Group Holding Ltd.	3.25%		02/09/2061	107,039
200,000	Aris Mining Corporation	6.88%		08/09/2026	160,104
400,000	Banco Davivienda S.A. (10 Year CMT Rate + 5.10%)	6.65%	(f)	04/22/2031	271,000
800,000	Banco GNB Sudameris S.A. (5 Year CMT Rate + 6.66%)	7.50%		04/16/2031	653,607
200,000	Banco Mercantil del Norte S.A. (10 Year CMT Rate + 5.03%)	6.63%	(a)(f)	01/24/2032	157,050
250,000	Braskem Idesa SAPI	6.99%	(a)	02/20/2032	150,557
250,000	BRF S.A.	5.75%		09/21/2050	167,795
150,000	Camposol S.A.	6.00%		02/03/2027	87,490
200,000	CAP S.A.	3.90%		04/27/2031	147,630
200,000	Coruripe Netherlands B.V.	10.00%		02/10/2027	146,750
300,000	Cosan Overseas Ltd.	8.25%	(f)	11/05/2023	299,473
450,000	Empresas Publicas de Medellin ESP	4.38%		02/15/2031	345,502
800,000	Frigorifico Concepcion S.A.	7.70%	(a)	07/21/2028	662,308
250,000	IAMGOLD Corporation	5.75%		10/15/2028	195,983
200,000	Itau Unibanco Holding SA (5 Year CMT Rate + 3.22%)	4.63%	(f)	02/27/2025	164,467
150,000	JBS USA LUX SA / JBS USA Food Company / JBS USA Finance, Inc.	4.38%		02/02/2052	99,819
140,000	Kawasan Industri Jababeka Tbk PT	7.00%	(a)(g)	12/15/2027	98,630
321,840	LLPL Capital Pte Ltd.	6.88%		02/04/2039	287,088

P RINCIPAL A MOUNT $	S ECURITY D ESCRIPTION	R ATE		M ATURITY	V ALUE $
200,000	MARB BondCo PLC	3.95%		01/29/2031	148,499
386,501	MC Brazil Downstream Trading SARL	7.25%		06/30/2031	296,908
400,000	Minejesa Capital B.V.	5.63%		08/10/2037	306,600
500,000	Prime Energia S.p.A.	5.38%		12/30/2030	350,285
200,000	Sasol Financing USA LLC	5.50%		03/18/2031	156,968
400,000	SierraCol Energy Andina LLC	6.00%	(a)	06/15/2028	318,578
400,000	Simpar Europe S.A.	5.20%		01/26/2031	322,400
200,000	Thaioil Treasury Center Company Ltd.	3.75%		06/18/2050	120,971
272,268	UEP Penonome S.A.	6.50%		10/01/2038	206,318
400,000	Unigel Luxembourg S.A.	8.75%	(h)	10/01/2026	135,000
400,000	UPL Corporation Ltd. (5 Year CMT Rate + 3.87%)	5.25%	(f)	02/27/2025	309,000
200,000	Vedanta Resources Ltd.	6.13%		08/09/2024	126,324

	Total Foreign Corporate Bonds (Cost $8,870,495)				7,945,313

FOREIGN GOVERNMENT BONDS, FOREIGN AGENCIES AND FOREIGN GOVERNMENT SPONSORED CORPORATIONS 1.2%
200,000	Banco do Brasil S.A. (10 Year CMT Rate + 4.40%)	6.25%	(f)	04/15/2024	185,024
800,000	Colombia Government International Bond	5.00%		06/15/2045	526,978
250,000	Ecopetrol S.A.	5.88%		05/28/2045	164,966
250,000	Ecopetrol S.A.	5.88%		11/02/2051	159,554
200,000	Indonesia Asahan Aluminium Persero PT	5.80%		05/15/2050	162,558
500,000	Mexico Government International Bond	3.77%		05/24/2061	294,851
200,000	Panama Government International Bond	3.87%		07/23/2060	116,297
70,000	Petrobras Global Finance B.V.	5.50%		06/10/2051	53,235
600,000	Petroleos del Peru S.A.	5.63%		06/19/2047	363,223
800,000	Petroleos Mexicanos	6.38%		01/23/2045	467,836
350,000	Republic of South Africa Government Bond	5.65%		09/27/2047	233,749
200,000	Ukraine Government International Bond	9.75%	(h)	11/01/2030	59,304
100,000	YPF S.A.	8.50%		06/27/2029	80,772

	Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $3,837,075)				2,868,347

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS 21.5%

	Alen Mortgage Trust,
2,500,000	Series 2021-ACEN-F (Secured Overnight Financing Rate 1 Month + 5.11%, 5.00% Floor)	10.45%	(a)	04/15/2034	1,116,305

	AREIT Trust,
2,000,000	Series 2019-CRE3-D (Secured Overnight Financing Rate 1 Month + 2.76%, 2.76% Floor)	8.10%	(a)	09/14/2036	1,853,990

	BANK,
5,843,520	Series 2020-BN26-XF	1.50%	(a)(i)	03/15/2063	407,794
72,653,991	Series 2023-5YR1-XA	0.48%	(e)(i)	04/15/2056	880,130

The accompanying notes are an integral part of these financial statements.	Annual Report	|	September 30, 2023	17

Schedule of Investments DoubleLine Opportunistic Credit Fund (Cont.)

P RINCIPAL A MOUNT $	S ECURITY D ESCRIPTION	R ATE		M ATURITY	V ALUE $

	Beast Mortgage Trust,
1,000,000	Series 2021-1818-G (Secured Overnight Financing Rate 1 Month + 6.11%, 6.25% Floor)	11.45%	(a)	03/15/2036	608,318

	Benchmark Mortgage Trust,
13,172,604	Series 2018-B1-XA	0.68%	(e)(i)	01/15/2051	239,066
1,398,000	Series 2018-B4-D	2.91%	(e)(a)	07/15/2051	871,208

	BF Mortgage Trust,
1,012,000	Series 2019-NYT-F (Secured Overnight Financing Rate 1 Month + 3.05%, 3.00% Floor)	8.38%	(a)	12/15/2035	487,654

	BX Trust,
4,200,000	Series 2019-IMC-G (Secured Overnight Financing Rate 1 Month + 3.71%, 3.60% Floor)	9.05%	(a)	04/15/2034	4,107,265
1,000,000	Series 2019-OC11-E	4.08%	(a)(e)	12/09/2041	800,534

	Carbon Capital Commercial Mortgage Trust,
516,671	Series 2019-FL2-B (Secured Overnight Financing Rate 1 Month + 2.96%, 2.85% Floor)	8.30%	(a)	10/15/2035	447,961

	CD Commercial Mortgage Trust,
15,601,988	Series 2017-CD6-XA	1.01%	(e)(i)	11/13/2050	360,495

	Citigroup Commercial Mortgage Trust,
269,000	Series 2015-GC27-D	4.57%	(a)(e)	02/10/2048	226,873
3,633,957	Series 2015-GC27-XA	1.45%	(e)(i)	02/10/2048	41,022
182,000	Series 2016-GC36-D	2.85%	(a)	02/10/2049	69,777

	Commercial Mortgage Pass-Through Trust,
26,400,000	Series 2014-UBS3-XC	1.40%	(a)(e)(i)	06/10/2047	157,634
1,288,300	Series 2014-UBS4-F	3.75%	(a)(c)	08/10/2047	165,063
2,215,977	Series 2014-UBS4-G	3.75%	(a)(c)	08/10/2047	27,256
5,000	Series 2014-UBS4-V	0.00%	(a)(c)(e)	08/10/2047	—
27,394,000	Series 2015-CR23-XD	1.21%	(a)(e)(i)	05/10/2048	445,654
5,297,000	Series 2015-CR26-XD	1.36%	(a)(e)(i)	10/10/2048	113,186
66,376,170	Series 2015-LC21-XA	0.78%	(e)(i)	07/10/2048	555,555

	CSAIL Commercial Mortgage Trust,
885,000	Series 2016-C5-C	4.80%	(e)	11/15/2048	796,570
4,201,235	Series 2016-C6-XA	2.02%	(e)(i)	01/15/2049	146,991
2,000,000	Series 2018-CX12-C	4.86%	(e)	08/15/2051	1,579,356

	CSWF Trust,
1,232,000	Series 2021-B33-A2	3.17%	(a)	10/10/2043	878,976

	DBJPM Mortgage Trust,
400,000	Series 2020-C9-B	2.57%		08/15/2053	286,640

	DOLP Trust,
1,000,000	Series 2021-NYC-F	3.70%	(a)(e)	05/10/2041	472,165
1,000,000	Series 2021-NYC-G	3.70%	(a)(e)	05/10/2041	411,694

	FIVE Mortgage Trust,
583,000	Series 2023-V1-E	6.62%	(a)(e)	02/10/2056	445,712

	FS Rialto,
750,000	Series 2022-FL5-D (Secured Overnight Financing Rate 1 Month + 4.82%, 4.82% Floor)	10.15%	(a)	06/19/2037	729,442

	Great Wolf Trust,
3,000,000	Series 2019-WOLF-F (Secured Overnight Financing Rate 1 Month + 3.25%, 3.13% Floor)	8.58%	(a)	12/15/2036	2,953,134

P RINCIPAL A MOUNT $	S ECURITY D ESCRIPTION	R ATE		M ATURITY	V ALUE $

	GS Mortgage Securities Corporation Trust,
1,000,000	Series 2021-ARDN-G (Secured Overnight Financing Rate 1 Month + 5.11%, 5.00% Floor)	10.45%	(a)	11/15/2036	923,841

	GS Mortgage Securities Trust,
1,304,000	Series 2014-GC26-D	4.66%	(a)(e)	11/10/2047	876,956
1,744,000	Series 2015-GC28-D	4.45%	(a)(e)	02/10/2048	1,497,180
76,148,518	Series 2018-GS9-XA	0.56%	(e)(i)	03/10/2051	1,161,767

	JP Morgan Chase Commercial Mortgage Securities Trust,
2,000,000	Series 2011-C3-D	5.71%	(a)(e)	02/15/2046	1,390,546
1,175,000	Series 2018-AON-F	4.77%	(a)(e)	07/05/2031	251,263
1,153,000	Series 2019-MFP-G (Secured Overnight Financing Rate 1 Month + 4.10%, 4.05% Floor)	9.43%	(a)	07/15/2036	1,087,413
1,153,000	Series 2019-MFP-XG	0.50%	(a)(e)(i)	07/15/2036	3,136

	JPMBB Commercial Mortgage Securities Trust,
8,244,971	Series 2013-C14-XC	0.79%	(a)(e)(i)	08/15/2046	240
3,488,650	Series 2014-C19-E	4.00%	(a)(c)(e)	04/15/2047	2,864,168
1,938,200	Series 2014-C19-F	3.75%	(a)(c)(e)	04/15/2047	1,314,040
5,168,718	Series 2014-C19-NR	3.75%	(a)(c)(e)	04/15/2047	446,285
925,000	Series 2014-C23-C	4.63%	(e)	09/15/2047	841,927
2,000,000	Series 2014-C23-D	4.13%	(a)(e)	09/15/2047	1,662,543
3,340,272	Series 2014-C26-XA	1.07%	(e)(i)	01/15/2048	22,564
500,000	Series 2015-C27-D	3.94%	(a)(e)	02/15/2048	305,710
180,000	Series 2015-C29-C	4.33%	(e)	05/15/2048	158,428
20,920,000	Series 2015-C29-XE	0.43%	(a)(e)(i)	05/15/2048	112,922
675,000	Series 2015-C32-C	4.80%	(e)	11/15/2048	463,880
16,358,000	Series 2015-C32-XD	0.50%	(a)(e)(i)	11/15/2048	131,978

	LSTAR Commercial Mortgage Trust,
2,876,564	Series 2016-4-XA	1.84%	(a)(e)(i)	03/10/2049	46,471
1,000,000	Series 2017-5-C	4.83%	(a)(e)	03/10/2050	765,435

	MF1 Ltd.,
1,352,581	Series 2021-FL6-C (Secured Overnight Financing Rate 1 Month + 1.96%, 1.85% Floor)	7.30%	(a)	07/16/2036	1,305,655

	Morgan Stanley Bank of America Merrill Lynch Trust,
500,000	Series 2014-C19-C	4.00%		12/15/2047	452,645

	SMR Mortgage Trust,
2,783,174	Series 2022-IND-G (Secured Overnight Financing Rate 1 Month + 7.50%, 7.50% Floor)	12.83%	(a)	02/15/2039	2,271,513

	STWD Ltd.,
305,000	Series 2019-FL1-C (Secured Overnight Financing Rate 1 Month + 2.06%, 2.06% Floor)	7.40%	(a)	07/15/2038	281,836

	TTAN,
859,124	Series 2021-MHC-G (Secured Overnight Financing Rate 1 Month + 4.31%, 4.20% Floor)	9.65%	(a)	03/15/2038	818,895

	UBS Commercial Mortgage Trust,
1,000,000	Series 2018-C12-C	5.20%	(e)	08/15/2051	785,257

	UBS-Barclays Commercial Mortgage Trust,
1,420,000	Series 2013-C5-C	3.86%	(a)(e)	03/10/2046	1,028,431
824,000	Series 2013-C5-D	3.86%	(a)(e)	03/10/2046	521,592

	Wells Fargo Commercial Mortgage Trust,
23,293,000	Series 2015-C28-XF	1.22%	(a)(e)(i)	05/15/2048	358,896
747,000	Series 2015-NXS4-D	3.84%	(e)	12/15/2048	624,679
1,044,000	Series 2016-C34-C	5.23%	(e)	06/15/2049	813,889

18	DoubleLine Opportunistic Credit Fund	The accompanying notes are an integral part of these financial statements.

September 30, 2023

P RINCIPAL A MOUNT $	S ECURITY D ESCRIPTION	R ATE		M ATURITY	V ALUE $

	Wells Fargo Commercial Mortgage Trust, (Cont.)
1,000,000	Series 2016-LC24-C	4.58%	(e)	10/15/2049	812,348
1,000,000	Series 2017-RC1-D	3.25%	(a)	01/15/2060	701,112
46,637,789	Series 2018-C43-XA	0.74%	(e)(i)	03/15/2051	1,006,742

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $71,556,503)				50,795,603

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 17.7%

	Adjustable Rate Mortgage Trust,
1,233,482	Series 2006-1-2A1	5.02%	(e)	03/25/2036	661,844

	BCAP LLC Trust,
473,422	Series 2010-RR6-6A2	9.30%	(a)(e)	07/26/2037	227,218
8,810,181	Series 2007-AB1-A5	4.53%	(g)	03/25/2037	3,568,072

	Chase Mortgage Finance Trust,
1,274,467	Series 2007-S1-A7	6.00%		02/25/2037	495,235
1,372,555	Series 2007-S3-1A5	6.00%		05/25/2037	618,326

	CHL Mortgage Pass-Through Trust,
1,301,916	Series 2007-4-1A35 (-1 x Secured Overnight Financing Rate 1 Month + 6.59%, 6.70% Cap)	1.27%	(i)(j)	05/25/2037	150,086

	Citigroup Mortgage Loan Trust, Inc.,
264,069	Series 2006-8-A4 (-3 x 1 Month LIBOR USD + 19.66%, 19.66% Cap)	4.72%	(a)(j) (o)	10/25/2035	184,997

	Connecticut Avenue Securities Trust,
2,996,000	Series 2021-R01-1B2 (Secured Overnight Financing Rate 30 Day Average + 6.00%)	11.31%	(a)	10/25/2041	3,028,648
3,000,000	Series 2022-R01-1B2 (Secured Overnight Financing Rate 30 Day Average + 6.00%)	11.31%	(a)	12/25/2041	3,033,055

	Countrywide Alternative Loan Trust,
619,276	Series 2005-85CB-2A5 (Secured Overnight Financing Rate 1 Month + 1.21%, 1.10% Floor, 7.00% Cap)	6.53%		02/25/2036	471,757
130,781	Series 2005-85CB-2A6 (-4 x Secured Overnight Financing Rate 1 Month + 21.21%, 21.63% Cap)	1.71%	(j)	02/25/2036	84,919

	Credit Suisse First Boston Mortgage Securities Corporation,
1,709,879	Series 2005-11-7A1	6.00%		12/25/2035	902,346

	CSMC Mortgage-Backed Trust,
3,165,815	Series 2006-5-3A3	6.50%		06/25/2036	642,158
326,024	Series 2006-9-2A1	5.50%		11/25/2036	273,165
146,353	Series 2006-9-6A14	6.00%		11/25/2036	111,583

	Federal Home Loan Mortgage Corporation STACR REMIC Trust,
3,000,000	Series 2020-HQA2-B2 (Secured Overnight Financing Rate 30 Day Average + 7.71%)	13.03%	(a)	03/25/2050	3,318,956
2,000,000	Series 2021-HQA2-B2 (Secured Overnight Financing Rate 30 Day Average + 5.45%)	10.76%	(a)	12/25/2033	1,961,001

P RINCIPAL A MOUNT $	S ECURITY D ESCRIPTION	R ATE		M ATURITY	V ALUE $

	Federal Home Loan Mortgage Corporation STACR REMICS,
2,000,000	Series 2021-DNA2-B2 (Secured Overnight Financing Rate 30 Day Average + 6.00%)	11.31%	(a)	08/25/2033	2,082,014
3,000,000	Series 2021-DNA6-B2 (Secured Overnight Financing Rate 30 Day Average + 7.50%)	12.81%	(a)	10/25/2041	3,094,147

	Freddie Mac STACR REMIC Trust,
1,200,000	Series 2021-DNA7-M2 (Secured Overnight Financing Rate 30 Day Average + 1.80%)	7.11%	(a)	11/25/2041	1,173,831
3,000,000	Series 2021-HQA3-B2 (Secured Overnight Financing Rate 30 Day Average + 6.25%)	11.56%	(a)	09/25/2041	2,933,551

	IndyMac INDX Mortgage Loan Trust,
924,167	Series 2005-AR23-6A1	3.64%	(e)	11/25/2035	846,454

	JP Morgan Alternative Loan Trust,
63,350	Series 2006-S1-2A5	5.50%		02/25/2025	47,232

	JP Morgan Resecuritization Trust,
1,045,523	Series 2011-1-2A10	6.00%	(a)(c)(e)	06/26/2037	772,425

	Lehman Mortgage Trust,
215,002	Series 2007-10-1A1	6.00%		01/25/2038	200,688
1,199,483	Series 2007-4-1A3	5.75%		05/25/2037	561,518

	RBSGC Structured Trust,
666,335	Series 2008-B-A1	6.00%	(a)	06/25/2037	571,801

	Residential Accredit Loans, Inc.,
517,229	Series 2005-QS14-3A1	6.00%		09/25/2035	441,095
1,285,841	Series 2006-QS7-A3	6.00%		06/25/2036	972,772
398,171	Series 2007-QS1-1A1	6.00%		01/25/2037	300,280
635,839	Series 2007-QS6-A1 (Secured Overnight Financing Rate 1 Month + 0.44%, 0.33% Floor, 7.00% Cap)	5.76%		04/25/2037	448,635
673,157	Series 2007-QS6-A102	5.75%		04/25/2037	513,552
144,847	Series 2007-QS6-A2 (-8 x Secured Overnight Financing Rate 1 Month + 54.63%, 55.58% Cap)	10.30%	(j)	04/25/2037	124,573

	Residential Asset Securitization Trust,
1,655,868	Series 2006-A6-1A12 (-1 x Secured Overnight Financing Rate 1 Month + 6.99%, 7.10% Cap)	1.67%	(i)(j)	07/25/2036	165,919
1,637,232	Series 2006-A6-1A9	6.00%		07/25/2036	458,455

	Residential Funding Mortgage Securities Trust,
394,514	Series 2007-S2-A4	6.00%		02/25/2037	282,136

	Structured Adjustable Rate Mortgage Loan Trust,
369,036	Series 2006-1-2A2	4.76%	(e)	02/25/2036	304,070

	Velocity Commercial Capital Loan Trust,
362,100	Series 2018-1-M4	5.01%	(a)	04/25/2048	277,197
272,548	Series 2018-1-M5	6.26%	(a)	04/25/2048	208,561
376,151	Series 2018-1-M6	7.26%	(a)	04/25/2048	247,444

	VOLT LLC,
5,000,000	Series 2021-NPL3-A2	4.95%	(a)(g)	02/27/2051	3,831,618

	Washington Mutual Mortgage Pass-Through Certificates Trust,
3,125,820	Series 2006-8-A4	4.16%	(g)	10/25/2036	1,109,340

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $54,843,225)				41,702,674

The accompanying notes are an integral part of these financial statements.	Annual Report	|	September 30, 2023	19

Schedule of Investments DoubleLine Opportunistic Credit Fund (Cont.)

P RINCIPAL A MOUNT $	S ECURITY D ESCRIPTION	R ATE		M ATURITY	V ALUE $
US GOVERNMENT AND AGENCY MORTGAGE BACKED OBLIGATIONS 21.1%

	Federal Home Loan Mortgage Corporation REMICS,
300,461	Series 3211-SI (-4 x Secured Overnight Financing Rate 30 Day Average + 27.18%, 27.67% Cap)	4.84%	(i)(j)	09/15/2036	81,232
684,539	Series 3236-ES (-1 x Secured Overnight Financing Rate 30 Day Average + 6.59%, 6.70% Cap)	1.27%	(i)(j)	11/15/2036	47,326
444,038	Series 3256-S (-1 x Secured Overnight Financing Rate 30 Day Average + 6.58%, 6.69% Cap)	1.26%	(i)(j)	12/15/2036	32,914
225,924	Series 3292-SD (-1 x Secured Overnight Financing Rate 30 Day Average + 5.99%, 6.10% Cap)	0.67%	(i)(j)	03/15/2037	11,217
2,634,959	Series 3297-BI (-1 x Secured Overnight Financing Rate 30 Day Average + 6.65%, 6.76% Cap)	1.33%	(i)(j)	04/15/2037	210,725
2,248,883	Series 3311-BI (-1 x Secured Overnight Financing Rate 30 Day Average + 6.65%, 6.76% Cap)	1.33%	(i)(j)	05/15/2037	143,903
1,867,539	Series 3311-IA (-1 x Secured Overnight Financing Rate 30 Day Average + 6.30%, 6.41% Cap)	0.98%	(i)(j)	05/15/2037	142,997
391,351	Series 3314-SH (-1 x Secured Overnight Financing Rate 30 Day Average + 6.29%, 6.40% Cap)	0.97%	(i)(j)	11/15/2036	25,776
171,369	Series 3330-KS (-1 x Secured Overnight Financing Rate 30 Day Average + 6.44%, 6.55% Cap)	1.12%	(i)(j)	06/15/2037	6,652
42,642	Series 3339-AI (-1 x Secured Overnight Financing Rate 30 Day Average + 6.44%, 6.55% Cap)	1.12%	(i)(j)	07/15/2037	2,098
1,393,429	Series 3339-TI (-1 x Secured Overnight Financing Rate 30 Day Average + 6.03%, 6.14% Cap)	0.71%	(i)(j)	07/15/2037	76,892
522,382	Series 3374-SD (-1 x Secured Overnight Financing Rate 30 Day Average + 6.34%, 6.45% Cap)	1.02%	(i)(j)	10/15/2037	27,406
111,381	Series 3382-SU (-1 x Secured Overnight Financing Rate 30 Day Average + 6.19%, 6.30% Cap)	0.87%	(i)(j)	11/15/2037	4,890
2,396,492	Series 3404-SA (-1 x Secured Overnight Financing Rate 30 Day Average + 5.89%, 6.00% Cap)	0.57%	(i)(j)	01/15/2038	148,017
106,915	Series 3423-GS (-1 x Secured Overnight Financing Rate 30 Day Average + 5.54%, 5.65% Cap)	0.22%	(i)(j)	03/15/2038	3,938
1,685,029	Series 3435-S (-1 x Secured Overnight Financing Rate 30 Day Average + 5.87%, 5.98% Cap)	0.55%	(i)(j)	04/15/2038	102,120
81,832	Series 3508-PS (-1 x Secured Overnight Financing Rate 30 Day Average + 6.54%, 6.65% Cap)	1.22%	(i)(j)	02/15/2039	4,396
567,697	Series 3728-SV (-1 x Secured Overnight Financing Rate 30 Day Average + 4.34%, 4.45% Cap)	0.00%	(i)(j)	09/15/2040	9,557

P RINCIPAL A MOUNT $	S ECURITY D ESCRIPTION	R ATE		M ATURITY	V ALUE $

	Federal Home Loan Mortgage Corporation REMICS, (Cont.)
5,210,063	Series 3736-SN (-1 x Secured Overnight Financing Rate 30 Day Average + 5.94%, 6.05% Cap)	0.62%	(i)(j)	10/15/2040	348,718
1,840,422	Series 3753-SB (-1 x Secured Overnight Financing Rate 30 Day Average + 5.89%, 6.00% Cap)	0.57%	(i)(j)	11/15/2040	135,009
2,115,821	Series 3780-SM (-1 x Secured Overnight Financing Rate 30 Day Average + 6.39%, 6.50% Cap)	1.07%	(i)(j)	12/15/2040	148,223
748,620	Series 3815-ST (-1 x Secured Overnight Financing Rate 30 Day Average + 5.74%, 5.85% Cap)	0.42%	(i)(j)	02/15/2041	44,560
1,174,966	Series 3905-SC (-5 x Secured Overnight Financing Rate 30 Day Average + 22.18%, 22.75% Cap)	0.00%	(j)	08/15/2041	965,066
758,954	Series 3924-SJ (-1 x Secured Overnight Financing Rate 30 Day Average + 5.89%, 6.00% Cap)	0.57%	(i)(j)	09/15/2041	46,627
1,444,051	Series 3960-ES (-1 x Secured Overnight Financing Rate 30 Day Average + 5.84%, 5.95% Cap)	0.52%	(i)(j)	11/15/2041	81,673
1,630,967	Series 4291-MS (-1 x Secured Overnight Financing Rate 30 Day Average + 5.79%, 5.90% Cap)	0.47%	(i)(j)	01/15/2054	95,525
184,673	Series 4610-IB	3.00%	(i)	06/15/2041	2,535
12,558,602	Series 5100-DS (-1 x Secured Overnight Financing Rate 30 Day Average + 2.50%, 2.50% Cap)	0.00%	(i)(j)	05/25/2051	36,962
10,188,821	Series 5112-SC (-1 x Secured Overnight Financing Rate 30 Day Average + 2.50%, 2.50% Cap)	0.00%	(i)(j)	06/25/2051	34,297

	Federal Home Loan Mortgage Corporation,
31,786,445	Series 2021-P009-X	1.50%	(e)(i)	01/25/2031	1,344,249

	Federal National Mortgage Association REMICS,
39,579	Series 2005-72-WS (-1 x Secured Overnight Financing Rate 30 Day Average + 6.64%, 6.75% Cap)	1.32%	(i)(j)	08/25/2035	1,684
254,548	Series 2005-90-SP (-1 x Secured Overnight Financing Rate 30 Day Average + 6.64%, 6.75% Cap)	1.32%	(i)(j)	09/25/2035	3,022
223,904	Series 2006-117-SQ (-1 x Secured Overnight Financing Rate 30 Day Average + 6.44%, 6.55% Cap)	1.12%	(i)(j)	12/25/2036	12,667
89,181	Series 2006-119-HS (-1 x Secured Overnight Financing Rate 30 Day Average + 6.54%, 6.65% Cap)	1.22%	(i)(j)	12/25/2036	5,868

20	DoubleLine Opportunistic Credit Fund	The accompanying notes are an integral part of these financial statements.

September 30, 2023

P RINCIPAL A MOUNT $	S ECURITY D ESCRIPTION	R ATE		M ATURITY	V ALUE $

	Federal National Mortgage Association REMICS, (Cont.)
2,441,610	Series 2006-123-CI (-1 x Secured Overnight Financing Rate 30 Day Average + 6.63%, 6.74% Cap)	1.31%	(i)(j)	01/25/2037	205,356
1,259,281	Series 2007-15-BI (-1 x Secured Overnight Financing Rate 30 Day Average + 6.59%, 6.70% Cap)	1.27%	(i)(j)	03/25/2037	83,536
219,713	Series 2007-20-S (-1 x Secured Overnight Financing Rate 30 Day Average + 6.63%, 6.74% Cap)	1.31%	(i)(j)	03/25/2037	10,221
144,141	Series 2007-21-SD (-1 x Secured Overnight Financing Rate 30 Day Average + 6.37%, 6.48% Cap)	1.05%	(i)(j)	03/25/2037	6,578
637,161	Series 2007-30-IE (-1 x Secured Overnight Financing Rate 30 Day Average + 6.63%, 6.74% Cap)	1.31%	(i)(j)	04/25/2037	55,450
1,438,991	Series 2007-32-SA (-1 x Secured Overnight Financing Rate 30 Day Average + 5.99%, 6.10% Cap)	0.67%	(i)(j)	04/25/2037	86,514
520,815	Series 2007-40-SA (-1 x Secured Overnight Financing Rate 30 Day Average + 5.99%, 6.10% Cap)	0.67%	(i)(j)	05/25/2037	26,200
100,013	Series 2007-48-SE (-1 x Secured Overnight Financing Rate 30 Day Average + 5.99%, 6.10% Cap)	0.67%	(i)(j)	05/25/2037	3,957
157,685	Series 2007-64-LI (-1 x Secured Overnight Financing Rate 30 Day Average + 6.45%, 6.56% Cap)	1.13%	(i)(j)	07/25/2037	9,471
73,962	Series 2007-68-SA (-1 x Secured Overnight Financing Rate 30 Day Average + 6.54%, 6.65% Cap)	1.22%	(i)(j)	07/25/2037	4,041
3,094,653	Series 2007-75-PI (-1 x Secured Overnight Financing Rate 30 Day Average + 6.43%, 6.54% Cap)	1.11%	(i)(j)	08/25/2037	215,885
1,587,621	Series 2008-33-SA (-1 x Secured Overnight Financing Rate 30 Day Average + 5.89%, 6.00% Cap)	0.57%	(i)(j)	04/25/2038	94,925
1,425,890	Series 2008-42-SC (-1 x Secured Overnight Financing Rate 30 Day Average + 5.79%, 5.90% Cap)	0.47%	(i)(j)	05/25/2038	64,395
357,386	Series 2008-5-GS (-1 x Secured Overnight Financing Rate 30 Day Average + 6.14%, 6.25% Cap)	0.82%	(i)(j)	02/25/2038	24,139
823,188	Series 2008-62-SD (-1 x Secured Overnight Financing Rate 30 Day Average + 5.94%, 6.05% Cap)	0.62%	(i)(j)	07/25/2038	38,001

P RINCIPAL A MOUNT $	S ECURITY D ESCRIPTION	R ATE		M ATURITY	V ALUE $

	Federal National Mortgage Association REMICS, (Cont.)
629,622	Series 2008-68-SB (-1 x Secured Overnight Financing Rate 30 Day Average + 5.99%, 6.10% Cap)	0.67%	(i)(j)	08/25/2038	31,307
83,758	Series 2009-111-SE (-1 x Secured Overnight Financing Rate 30 Day Average + 6.14%, 6.25% Cap)	0.82%	(i)(j)	01/25/2040	6,159
509,118	Series 2009-12-CI (-1 x Secured Overnight Financing Rate 30 Day Average + 6.49%, 6.60% Cap)	1.17%	(i)(j)	03/25/2036	27,787
89,188	Series 2009-47-SA (-1 x Secured Overnight Financing Rate 30 Day Average + 5.99%, 6.10% Cap)	0.67%	(i)(j)	07/25/2039	4,619
112,241	Series 2009-48-WS (-1 x Secured Overnight Financing Rate 30 Day Average + 5.84%, 5.95% Cap)	0.52%	(i)(j)	07/25/2039	6,185
65,828	Series 2009-67-SA (-1 x Secured Overnight Financing Rate 30 Day Average + 5.04%, 0.25% Floor, 5.15% Cap)	0.25%	(i)(j)	07/25/2037	1,726
285,994	Series 2009-87-SA (-1 x Secured Overnight Financing Rate 30 Day Average + 5.89%, 6.00% Cap)	0.57%	(i)(j)	11/25/2049	20,864
4,100,100	Series 2009-90-QI (-1 x Secured Overnight Financing Rate 30 Day Average + 6.49%, 6.60% Cap)	1.17%	(i)(j)	08/25/2036	264,042
480,116	Series 2009-91-SD (-1 x Secured Overnight Financing Rate 30 Day Average + 6.04%, 6.15% Cap)	0.72%	(i)(j)	11/25/2039	30,402
92,237	Series 2010-115-SD (-1 x Secured Overnight Financing Rate 30 Day Average + 6.49%, 6.60% Cap)	1.17%	(i)(j)	11/25/2039	6,255
115,361	Series 2010-11-SC (-1 x Secured Overnight Financing Rate 30 Day Average + 4.69%, 4.80% Cap)	0.00%	(i)(j)	02/25/2040	2,965
95,635	Series 2010-134-SE (-1 x Secured Overnight Financing Rate 30 Day Average + 6.54%, 6.65% Cap)	1.22%	(i)(j)	12/25/2025	384
3,315,625	Series 2010-142-SC (-1 x Secured Overnight Financing Rate 30 Day Average + 6.49%, 6.60% Cap)	1.17%	(i)(j)	12/25/2040	281,121
535,298	Series 2010-15-SL (-1 x Secured Overnight Financing Rate 30 Day Average + 4.84%, 4.95% Cap)	0.00%	(i)(j)	03/25/2040	17,710
159,162	Series 2010-19-SA (-1 x Secured Overnight Financing Rate 30 Day Average + 5.29%, 5.40% Cap)	0.00%	(i)(j)	03/25/2050	7,355

The accompanying notes are an integral part of these financial statements.	Annual Report	|	September 30, 2023	21

Schedule of Investments DoubleLine Opportunistic Credit Fund (Cont.)

P RINCIPAL A MOUNT $	S ECURITY D ESCRIPTION	R ATE		M ATURITY	V ALUE $

	Federal National Mortgage Association REMICS, (Cont.)
401,028	Series 2010-31-SB (-1 x Secured Overnight Financing Rate 30 Day Average + 4.89%, 5.00% Cap)	0.00%	(i)(j)	04/25/2040	14,856
723,236	Series 2010-39-SL (-1 x Secured Overnight Financing Rate 30 Day Average + 5.56%, 5.67% Cap)	0.24%	(i)(j)	05/25/2040	31,647
100,289	Series 2010-8-US (-1 x Secured Overnight Financing Rate 30 Day Average + 4.69%, 4.80% Cap)	0.00%	(i)(j)	02/25/2040	1,287
113,548	Series 2010-9-GS (-1 x Secured Overnight Financing Rate 30 Day Average + 4.64%, 4.75% Cap)	0.00%	(i)(j)	02/25/2040	2,041
599,349	Series 2011-114-S (-1 x Secured Overnight Financing Rate 30 Day Average + 5.89%, 6.00% Cap)	0.57%	(i)(j)	09/25/2039	39,634
803,216	Series 2011-146-US (-1 x Secured Overnight Financing Rate 30 Day Average + 6.84%, 7.00% Cap)	0.00%	(j)	01/25/2042	481,926
152,845	Series 2012-29-SG (-1 x Secured Overnight Financing Rate 30 Day Average + 5.89%, 6.00% Cap)	0.57%	(i)(j)	04/25/2042	8,910
1,226,894	Series 2012-56-SN (-1 x Secured Overnight Financing Rate 30 Day Average + 5.94%, 6.05% Cap)	0.62%	(i)(j)	06/25/2042	72,357
1,443,426	Series 2012-76-SC (-1 x Secured Overnight Financing Rate 30 Day Average + 5.89%, 6.00% Cap)	0.57%	(i)(j)	07/25/2042	104,845
1,386,415	Series 2013-83-US (-1 x Secured Overnight Financing Rate 30 Day Average + 4.89%, 5.00% Cap)	0.00%	(j)	08/25/2043	802,864
4,009,380	Series 2016-64-SA (-1 x Secured Overnight Financing Rate 30 Day Average + 5.89%, 6.00% Cap)	0.57%	(i)(j)	09/25/2046	332,558
3,456,337	Series 2020-61-DI	3.00%	(i)	09/25/2060	546,801
15,665,227	Series 2021-17-SA (-1 x Secured Overnight Financing Rate 30 Day Average + 2.00%, 2.00% Cap)	0.00%	(i)(j)	04/25/2051	110,164
5,140,215	Series 2021-3-KI	2.50%	(i)	02/25/2051	705,281
4,501,019	Series 2021-56-WI	2.50%	(i)	09/25/2051	591,703

	Federal National Mortgage Association,
14,417,082	Series 2019-M26-X1	0.71%	(e)(i)	03/25/2030	367,855
14,406,711	Series 2020-M27-X1	0.95%	(e)(i)	03/25/2031	565,811
149,871	Series 374-19	6.50%	(i)	09/25/2036	29,875

	FREMF Mortgage Trust,
600,529	Series 2015-KF07-B (Secured Overnight Financing Rate 30 Day Average + 5.06%)	10.38%	(a)	02/25/2025	592,647

P RINCIPAL A MOUNT $	S ECURITY D ESCRIPTION	R ATE		M ATURITY	V ALUE $

	FREMF Mortgage Trust, (Cont.)
543,955	Series 2016-KF25-B (Secured Overnight Financing Rate 30 Day Average + 5.11%, 5.00% Floor)	10.43%	(a)	10/25/2023	542,839
738,436	Series 2018-KF56-C (Secured Overnight Financing Rate 30 Day Average + 5.91%, 5.80% Floor)	11.23%	(a)	11/25/2028	638,144
1,123,235	Series 2019-KF71-C (Secured Overnight Financing Rate 30 Day Average + 6.11%, 6.00% Floor)	11.43%	(a)	10/25/2029	1,069,015

	Government National Mortgage Association REMICS,
12,302,438	Series 2021-209-MI	3.00%	(i)	11/20/2051	1,825,431

	Government National Mortgage Association,
369,479	Series 2009-104-SD (-1 x Secured Overnight Financing Rate 1 Month + 6.24%, 6.35% Cap)	0.90%	(i)(j)	11/16/2039	21,795
45,256	Series 2010-98-IA	5.47%	(e)(i)	03/20/2039	2,320
390,582	Series 2011-69-SB (-1 x Secured Overnight Financing Rate 1 Month + 5.24%, 5.35% Cap)	0.00%	(i)(j)	05/20/2041	20,556
652,739	Series 2011-71-SG (-1 x Secured Overnight Financing Rate 1 Month + 5.29%, 5.40% Cap)	0.00%	(i)(j)	05/20/2041	35,156
702,801	Series 2011-72-AS (-1 x Secured Overnight Financing Rate 1 Month + 5.27%, 5.38% Cap)	0.00%	(i)(j)	05/20/2041	36,566
836,374	Series 2011-89-SA (-1 x Secured Overnight Financing Rate 1 Month + 5.34%, 5.45% Cap)	0.01%	(i)(j)	06/20/2041	45,932
5,930,320	Series 2012-26-SP (-1 x Secured Overnight Financing Rate 1 Month + 6.54%, 6.65% Cap)	1.21%	(i)(j)	02/20/2042	602,881
462,041	Series 2012-34-LI (-20 x Secured Overnight Financing Rate 1 Month + 119.71%, 6.00% Cap)	6.00%	(i)(j)	12/16/2039	82,604
4,361,620	Series 2013-119-TZ	3.00%		08/20/2043	3,790,456
2,586,546	Series 2014-39-SK (-1 x Secured Overnight Financing Rate 1 Month + 6.09%, 6.20% Cap)	0.76%	(i)(j)	03/20/2044	201,704
4,456,134	Series 2014-59-DS (-1 x Secured Overnight Financing Rate 1 Month + 6.14%, 6.25% Cap)	0.80%	(i)(j)	04/16/2044	304,406
3,736,255	Series 2014-63-SD (-1 x Secured Overnight Financing Rate 1 Month + 5.44%, 5.55% Cap)	0.11%	(i)(j)	04/20/2044	288,173
1,791,944	Series 2014-69-ST (-1 x Secured Overnight Financing Rate 1 Month + 5.99%, 6.10% Cap)	0.65%	(i)(j)	12/16/2039	106,611

22	DoubleLine Opportunistic Credit Fund	The accompanying notes are an integral part of these financial statements.

September 30, 2023

P RINCIPAL A MOUNT $	S ECURITY D ESCRIPTION	R ATE		M ATURITY	V ALUE $

	Government National Mortgage Association, (Cont.)
2,632,915	Series 2015-148-BS (-1 x Secured Overnight Financing Rate 1 Month + 5.58%, 5.69% Cap)	0.25%	(i)(j)	10/20/2045	158,606
7,243,045	Series 2015-158-SK (-1 x Secured Overnight Financing Rate 1 Month + 6.09%, 6.20% Cap)	0.76%	(i)(j)	11/20/2045	627,925
8,315,259	Series 2018-111-SA (-1 x Secured Overnight Financing Rate 1 Month + 4.44%, 4.55% Cap)	0.00%	(i)(j)	08/20/2048	212,495
23,156,312	Series 2018-48-SD (-1 x Secured Overnight Financing Rate 1 Month + 3.79%, 3.90% Cap)	0.00%	(i)(j)	04/20/2048	301,449
7,117,488	Series 2020-115-SC (-1 x Secured Overnight Financing Rate 1 Month + 4.09%, 4.20% Cap)	0.00%	(i)(j)	08/20/2050	176,443
10,040,930	Series 2020-129-IW	2.50%	(i)	09/20/2050	1,365,444
5,845,939	Series 2020-129-SE (-1 x Secured Overnight Financing Rate 1 Month + 3.64%, 3.75% Cap)	0.00%	(i)(j)	09/20/2050	45,286
17,030,978	Series 2020-138-IC	3.50%	(i)	08/20/2050	2,764,082
6,411,984	Series 2020-138-IL	3.50%	(i)	09/20/2050	1,076,723
10,628,716	Series 2020-173-MI	2.50%	(i)	11/20/2050	1,387,012
7,945,919	Series 2020-175-KI	2.50%	(i)	11/20/2050	1,085,447
3,074,828	Series 2020-187-SB (-1 x Secured Overnight Financing Rate 1 Month + 6.19%, 6.30% Cap)	0.86%	(i)(j)	12/20/2050	314,442
5,119,641	Series 2020-196-DI	2.50%	(i)	12/20/2050	617,518
8,763,670	Series 2021-107-IL	3.00%	(i)	06/20/2051	1,358,286
6,980,049	Series 2021-107-SA (-1 x Secured Overnight Financing Rate 1 Month + 3.64%, 3.75% Cap)	0.00%	(i)(j)	06/20/2051	146,987
4,324,710	Series 2021-116-XI	3.50%	(i)	03/20/2051	714,385
3,773,259	Series 2021-125-AS (-1 x Secured Overnight Financing Rate 30 Day Average + 3.25%, 3.25% Cap)	0.00%	(i)(j)	07/20/2051	18,450
7,244,229	Series 2021-130-DI	3.00%	(i)	07/20/2051	1,094,236
7,249,748	Series 2021-158-SA (-1 x Secured Overnight Financing Rate 30 Day Average + 3.70%, 3.70% Cap)	0.00%	(i)(j)	09/20/2051	100,569
18,296,758	Series 2021-194-IN	3.00%	(i)	11/20/2051	2,915,067
14,371,017	Series 2021-221-SC (-1 x Secured Overnight Financing Rate 30 Day Average + 3.80%, 3.80% Cap)	0.00%	(i)(j)	12/20/2051	134,428
10,913,312	Series 2021-221-SD (-1 x Secured Overnight Financing Rate 30 Day Average + 3.80%, 3.80% Cap)	0.00%	(i)(j)	12/20/2051	120,125
11,332,952	Series 2021-24-XI	2.00%	(i)	02/20/2051	1,148,224
8,834,639	Series 2021-46-DS (-1 x Secured Overnight Financing Rate 1 Month + 2.69%, 2.80% Cap)	0.00%	(i)(j)	03/20/2051	57,622
4,892,916	Series 2021-58-SJ (-1 x Secured Overnight Financing Rate 1 Month + 6.19%, 6.30% Cap)	0.86%	(i)(j)	04/20/2051	417,054
36,269,315	Series 2021-59-S (-1 x Secured Overnight Financing Rate 30 Day Average + 2.60%, 2.60% Cap)	0.00%	(i)(j)	04/20/2051	161,620

P RINCIPAL A MOUNT $/ S HARES	S ECURITY D ESCRIPTION	R ATE		M ATURITY	V ALUE $

	Government National Mortgage Association, (Cont.)
15,348,857	Series 2021-73-LS (-1 x Secured Overnight Financing Rate 30 Day Average + 2.50%, 0.50% Floor, 2.50% Cap)	0.50%	(i)(j)	04/20/2051	365,406
8,161,123	Series 2021-77-IH	2.50%	(i)	05/20/2051	906,289
14,265,907	Series 2021-78-SC (-1 x Secured Overnight Financing Rate 30 Day Average + 2.60%, 2.60% Cap)	0.00%	(i)(j)	05/20/2051	60,098
7,565,082	Series 2021-7-IQ	2.50%	(i)	01/20/2051	955,699
15,379,835	Series 2021-97-SA (-1 x Secured Overnight Financing Rate 30 Day Average + 2.60%, 2.60% Cap)	0.00%	(i)(j)	06/20/2051	76,362
27,757,621	Series 2021-9-MI	2.50%	(i)	01/20/2051	3,564,611
9,877,970	Series 2021-H04-BI	1.07%	(e)(i)	02/01/2071	522,723
11,034,065	Series 2021-H07-AI	0.02%	(e)(i)	05/20/2071	504,186
16,343,605	Series 2022-22-SA (-1 x Secured Overnight Financing Rate 30 Day Average + 3.60%, 3.60% Cap)	0.00%	(i)(j)	08/20/2050	169,745
6,506,740	Series 2022-25-EI	3.00%	(i)	02/20/2052	941,613
17,315,835	Series 2022-83-IO	2.50%	(i)	11/20/2051	2,272,958

	Total US Government and Agency Mortgage Backed Obligations (Cost $71,238,472)				49,903,557

US GOVERNMENT AND AGENCY OBLIGATIONS 2.5%
6,000,000	United States Treasury Notes	3.13%		08/15/2025	5,789,297

	Total US Government and Agency Obligations (Cost $5,953,472)				5,789,297

COMMON STOCKS 0.1%
13,001	Foresight Equity (c)(k)				163,553
2,528	Riverbed - Class B (c)(k)				329
4,104	Summit Midstream Partners LP (k)				56,820

	Total Common Stocks (Cost $252,064)				220,702

SHORT TERM INVESTMENTS 2.7%
2,125,582	First American Government Obligations Fund - Class U	5.28%	(l)		2,125,582
2,125,583	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	5.27%	(l)		2,125,583
2,125,583	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	5.27%	(l)		2,125,583

	Total Short Term Investments (Cost $6,376,748)				6,376,748

	Total Investments 120.1% (Cost $348,588,775) (n)				283,438,017
	Liabilities in Excess of Other Assets (20.1)%				(47,378,340)

	NET ASSETS 100.0%				$236,059,677

The accompanying notes are an integral part of these financial statements.	Annual Report	|	September 30, 2023	23

Schedule of Investments DoubleLine Opportunistic Credit Fund (Cont.)

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Collateralized Loan Obligations	38.1%
Non-Agency Commercial Mortgage Backed Obligations	21.5%
US Government and Agency Mortgage Backed Obligations	21.1%
Non-Agency Residential Collateralized Mortgage Obligations	17.7%
Bank Loans	10.1%
Foreign Corporate Bonds	3.4%
Short Term Investments	2.7%
US Government and Agency Obligations	2.5%
Asset Backed Obligations	1.7%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	1.2%
Common Stocks	0.1%
Other Assets and Liabilities	(20.1)%

100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:
Collateralized Loan Obligations	38.1%
Non-Agency Commercial Mortgage Backed Obligations	21.5%
US Government and Agency Mortgage Backed Obligations	21.1%
Non-Agency Residential Collateralized Mortgage Obligations	17.7%
Short Term Investments	2.7%
US Government and Agency Obligations	2.5%
Asset Backed Obligations	1.7%
Electronics/Electric	1.7%
Healthcare	1.5%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	1.2%
Energy	1.1%
Chemicals/Plastics	0.9%
Business Equipment and Services	0.8%
Utilities	0.8%
Consumer Products	0.7%
Transportation	0.6%
Financial Intermediaries	0.6%
Banking	0.5%
Media	0.5%
Retailers (other than Food/Drug)	0.5%
Building and Development (including Steel/Metals)	0.5%
Mining	0.4%
Insurance	0.4%
Telecommunications	0.3%
Leisure	0.3%
Industrial Equipment	0.3%
Hotels/Motels/Inns and Casinos	0.3%
Food Service	0.2%
Aerospace & Defense	0.2%
Automotive	0.2%
Chemical Products	0.1%
Containers and Glass Products	0.1%
Cosmetics/Toiletries	0.1%
Technology	0.0%	(m)
Real Estate	0.0%	(m)
Commercial Services	0.0%	(m)
Other Assets and Liabilities	(20.1)%

	100.0%

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

(b)
Security pays interest at rates that represent residual cashflows available after more senior tranches have been paid. The interest rate disclosed reflects the estimated rate in effect as of period end.

(c)	Value determined using significant unobservable inputs.

(d)
Coupon rate is variable or floats based on components including but not limited to reference rate and spread. These securities may not indicate a reference rate and/or spread in their description. The rate disclosed is as of period end.

(e)
Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of period end.

(f)	Perpetual maturity. The date disclosed is the next call date of the security.

(g)	Step Bond; Coupon rate changes based on a predetermined schedule or event. The interest rate shown is the rate in effect as of period end.

(h)	Security is in default or has failed to make a scheduled payment. Income is not being accrued.

(i)	Interest only security

(j)
Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

(k)	Non-income producing security

(l)	Seven-day yield as of period end

(m)	Represents less than 0.05% of net assets

(n)
Under the Fund’s credit agreement, the lender, through its agent, has been granted a security interest in all of the Fund’s investments in consideration of the Fund’s borrowing under the line of credit with the lender (See Note 9).

(o)	Securities referencing LIBOR are expected to transition to an alternative reference rate by the security’s next scheduled coupon reset date.

PIK
A
payment-in-kind
security in which the issuer may make interest or dividend payments in cash or additional securities. These additional securities generally have the same terms as the original holdings.

24	DoubleLine Opportunistic Credit Fund	The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities	September 30, 2023

ASSETS
Investments in Securities, at Value *	$277,061,269
Short Term Investments *	6,376,748
Interest Receivable	3,688,675
Prepaid Expenses and Other Assets	294,072
Receivable for Investments Sold	213,119
Cash	196,085
Total Assets	287,829,968

LIABILITIES
Loan Payable (See Note 9)	50,000,000
Payable for Investments Purchased	956,760
Interest Expense Payable	265,215
Investment Advisory Fees Payable	253,861
Professional Fees Payable	120,404
Administration, Fund Accounting and Custodian Fees Payable	110,798
Trustees Fees Payable (See Note 7)	35,047
Accrued Expenses	28,206
Total Liabilities	51,770,291
Commitments and Contingencies (See Note 2, Note 8 and Note 9)
Net Assets	$236,059,677

NET ASSETS CONSIST OF:
Capital Stock ($0.00001 par value)	$165
Additional Paid-in Capital	356,906,169
Total Distributable Earnings (Loss) (See Note 5)	(120,846,657)
Net Assets	$236,059,677

*Identified Cost:
Investments in Securities	$342,212,027
Short Term Investments	6,376,748

Shares Outstanding and Net Asset Value Per Share:
Shares Outstanding (unlimited authorized)	16,495,690
Net Asset Value per Share	$14.31

The accompanying notes are an integral part of these financial statements.	Annual Report	|	September 30, 2023	25

Statement of Operations	For the Year Ended September 30, 2023

INVESTMENT INCOME
Income:
Interest	$11,117,145
Dividends	237
Total Investment Income	11,117,382
Expenses:
Interest Expense	2,894,412
Investment Advisory Fees	2,877,737
Administration, Fund Accounting and Custodian Fees	182,034
Professional Fees	115,064
Trustees Fees	97,133
Shareholder Reporting Expenses	75,718
Registration Fees	24,619
Miscellaneous Expenses	15,789
Insurance Expenses	8,254
Total Expenses	6,290,760

Net Investment Income (Loss)	4,826,622

REALIZED & UNREALIZED GAIN (LOSS)

Net Realized Gain (Loss) on:
Investments	(3,776,695)

Net Change in Unrealized Appreciation (Depreciation) on:

Investments	13,859,226
Net Realized and Unrealized Gain (Loss)	10,082,531

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$14,909,153

26	DoubleLine Opportunistic Credit Fund	The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Year Ended September 30, 2023	Year Ended September 30, 2022

OPERATIONS
Net Investment Income (Loss)	$4,826,622	$15,831,265
Net Realized Gain (Loss)	(3,776,695)	(2,398,473)
Net Change in Unrealized Appreciation (Depreciation)	13,859,226	(65,639,818)
Net Increase (Decrease) in Net Assets Resulting from Operations	14,909,153	(52,207,026)

DISTRIBUTIONS TO SHAREHOLDERS
From Earnings	(8,007,431)	(17,689,842)
From Return of Capital	(13,470,154)	(3,778,258)

Total Distributions to Shareholders	(21,477,585)	(21,468,100)

NET SHARE TRANSACTIONS
Proceeds from Issuance of common shares in connection with the shelf offering	11,667,601	5,418,126
Commissions and offering expenses associated with the issuance of common shares in connection with the shelf offering	(151,217)	(72,339)
Issuance of common shares from reinvestment of distributions	471,944	152,986
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	11,988,328	5,498,773

Total Increase (Decrease) in Net Assets	$5,419,896	$(68,176,353)

NET ASSETS
Beginning of Period	$230,639,781	$298,816,134
End of Period	$236,059,677	$230,639,781

The accompanying notes are an integral part of these financial statements.	Annual Report	|	September 30, 2023	27

Statement of Cash Flows	For the Year Ended September 30, 2023

CASH FLOWS PROVIDED BY (USED IN) OPERATING ACTIVITIES
Net Increase (Decrease) in Net Assets Resulting from Operations	$14,909,153
Adjustments to Reconcile the Change in Net Assets from Operations to Net Cash Provided By (Used In) Operating activities:
Purchases of Long Term Investments	(59,636,236)
Proceeds from Disposition of Long Term Investments	42,782,096
Net (Purchases of) Proceeds from Disposition of Short Term Investments	(6,106,007)
Net Amortization (Accretion) of Premiums/Discounts and Other Cost Adjustments	21,244,730
Net Realized (Gain) Loss on Investments	3,776,695
Net Change in Unrealized Depreciation (Appreciation) on:
Investments	(13,859,226)
(Increase) Decrease in:
Interest Receivable	(662,114)
Prepaid Expenses and Other Assets	5,718
Receivable for Investments Sold	75,196
Increase (Decrease) in:
Payable for Investments Purchased	956,760
Interest Expense Payable	96,690
Investment Advisory Fees Payable	3,241
Professional Fees Payable	28,176
Administration, Fund Accounting and Custodian Fees Payable	11,901
Trustees Fees Payable	2,797
Accrued Expenses	25,168
Payable to Broker for Dividend Reinvestment	(46,372)
Net Cash Provided By (Used In) Operating Activities	3,608,366

CASH FLOWS PROVIDED BY (USED IN) FINANCING ACTIVITIES
Cash Distributions Paid to Common Stockholders	(21,005,641)
Issuance of shares, net of fees	11,516,384
Increase in borrowings	18,900,000
Decrease in borrowings	(12,900,000)
Net Cash Provided By (Used In) Financing Activities	(3,489,257)

NET CHANGE IN CASH
Cash at Beginning of Period	76,976
Cash at End of Period	$196,085

SUPPLEMENTAL DISCLOSURE OF CASH FLOW AND NON-CASH INFORMATION
Additional Paid-in Capital from Dividend Reinvestment	$471,944
Cash Paid for Interest on Loan Outstanding	$2,787,295

28	DoubleLine Opportunistic Credit Fund	The accompanying notes are an integral part of these financial statements.

Financial Highlights

	Year Ended September 30, 2023	Year Ended September 30, 2022		Year Ended September 30, 2021		Year Ended September 30, 2020	Year Ended September 30, 2019

Net Asset Value, Beginning of Period	$14.70	$19.41		$19.52		$20.80	$19.75

Income (Loss) from Investment Operations:

Net Investment Income (Loss) (a)	0.30	1.01		1.40		1.60	1.35
Net Gain (Loss) on Investments (Realized and Unrealized)	0.62	(4.35)		0.20		(1.47)	1.13
Total from Investment Operations	0.92	(3.34)		1.60		0.13	2.48

Less Distributions:

Distributions from Net Investment Income	(0.49)	(1.13)		(1.71)		(1.41)	(1.43)
Return of Capital	(0.83)	(0.24)		—		—	—

Total Distributions	(1.32)	(1.37)		(1.71)		(1.41)	(1.43)

Proceeds from Issuance of Common Shares:
Premiums less commissions and offering costs on issuance of common shares (See Note 12)	0.01 (d)	—	(d)(e)	—	(d)(e)	—	—
Total capital stock transactions	0.01 (d)	—	(d)(e)	—	(d)(e)	—	—
Net Asset Value, End of Period	$14.31	$14.70		$19.41		$19.52	$20.80
Market Price, End of Period	$14.58	$14.45		$19.72		$19.06	$20.71
Total Return on Net Asset Value (b)	6.55%	(18.05)%		8.49%		0.83%	13.12%
Total Return on Market Price (c)	10.46%	(20.55)%		12.85%		(1.04)%	8.12%

Supplemental Data:

Net Assets, End of Period (000’s)	$236,060	$230,640		$298,816		$291,919	$310,652
Ratios to Average Net Assets:
Expenses, including interest expense	2.66%	1.72%		1.64%		1.90%	2.30%
Net Investment Income (Loss)	2.04%	5.81%		7.14%		8.18%	6.72%
Portfolio Turnover Rate	15%	25%		46%		29%	26%

(a)	Calculated based on average shares outstanding during the period.
(b)
Total return on Net Asset Value is computed based upon the Net Asset Value of common stock on the first business day and the closing Net Asset Value on the last business day of the period. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.

(c)
Total return on Market Price is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effect of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan. Total return on Market Price does not reflect any sales load paid by investors.

(d)
Represents the premium on the at the market offering of $0.017, $0.006 and $0.008 per share, respectively, less underwriting and offering costs of $0.010, $0.005 and $0.007 per share, respectively, for the periods ended September 30, 2023, September 30, 2022 and September 30, 2021.

(e)	Less than $0.005 per share

The accompanying notes are an integral part of these financial statements.	Annual Report	|	September 30, 2023	29

Financial Highlights (Cont.)

	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014

Net Asset Value, Beginning of Period	$22.04	$23.30	$24.10	$23.41	$22.97

Income (Loss) from Investment Operations:

Net Investment Income (Loss) (a)	1.41	1.63	1.81	2.21	1.83
Net Gain (Loss) on Investments (Realized and Unrealized)	(1.70)	(0.89)	(0.08)	0.97	0.61
Total from Investment Operations	(0.29)	0.74	1.73	3.18	2.44

Less Distributions:

Distributions from Net Investment Income	(1.58)	(1.93)	(2.48)	(2.49)	(2.00)
Return of Capital	(0.42)	(0.07)	(0.05)	—	—

Total Distributions	(2.00)	(2.00)	(2.53)	(2.49)	(2.00)
Net Asset Value, End of Period	$19.75	$22.04	$23.30	$24.10	$23.41
Market Price, End of Period	$20.57	$24.04	$25.68	$24.88	$23.60
Total Return on Net Asset Value (b)	(1.31)%	3.49%	7.81%	14.33%	11.12%
Total Return on Market Price (c)	(5.78)%	2.09%	14.38%	17.08%	12.46%

Supplemental Data:

Net Assets, End of Period (000’s)	$294,700	$327,927	$345,864	$356,678	$345,682
Ratios to Average Net Assets:
Expenses, including interest expense	2.17%	1.80%	1.59%	1.65%	1.67%
Net Investment Income (Loss)	6.77%	7.32%	7.77%	9.27%	7.90%
Portfolio Turnover Rate	28%	17%	14%	4%	22%
The following table sets forth information regarding the Fund’s outstanding senior securities as of the end of each of the Fund’s last ten fiscal years, as applicable.

Fiscal Year/Period Ended	Total Amount Outstanding (d)	Asset Coverage per $1,000 of Senior Securities	Average Market Value per $1,000 of Senior Securities (Excluding Bank Loans)	Type of Senior Security
September 30, 2023	$50,265,215	$5,696	N/A	Loan
September 30, 2022	$44,168,524	$6,222	N/A	Loan
September 30, 2021	$60,065,135	$3,487	N/A	Loan
September 30, 2020	$61,065,420	$4,780	N/A	Loan
September 30, 2019	$80,198,507	$4,874	N/A	Loan
September 30, 2018	$87,144,451	$4,382	N/A	Reverse Repo
September 30, 2017	$85,851,178	$4,820	N/A	Reverse Repo
September 30, 2016	$66,370,049	$6,211	N/A	Reverse Repo
September 30, 2015	$48,686,293	$8,326	N/A	Reverse Repo
September 30, 2014	$88,592,022	$4,902	N/A	Reverse Repo

(a)	Calculated based on average shares outstanding during the period.
(b)
Total return on Net Asset Value is computed based upon the Net Asset Value of common stock on the first business day and the closing Net Asset Value on the last business day of the period. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.

(c)
Total return on Market Price is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effect of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan. Total return on Market Price does not reflect any sales load paid by investors.

(d)	Includes accrued interest payable on amounts outstanding as of the end of the relevant fiscal year/period.

30	DoubleLine Opportunistic Credit Fund	The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements	September 30, 2023

1.  Organization
DoubleLine Opportunistic Credit Fund (the “Fund”) was formed as a closed-end
management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and originally classified as a non-diversified
fund. The Fund is currently operating as a diversified fund. Currently under the 1940 Act, a diversified fund generally may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer or own more than 10% of the outstanding voting securities of such issuer (except, in each case, U.S. Government securities, cash, cash items and the securities of other investment companies). The remaining 25% of a fund’s total assets is not subject to this limitation. The Fund was organized as a Massachusetts business trust on July 22, 2011 and commenced operations on January 27, 2012. The Fund is listed on the New York Stock Exchange (“NYSE”) under the symbol “DBL”. The Fund’s investment objective is to seek high total investment return by providing a high level of current income and the potential for capital appreciation.
The fiscal year end for the Fund is September 30, and the period covered by these Financial Statements is for the year ended September 30, 2023 (the “period end”).
2.  Significant Accounting Policies
The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946,
Financial Services— Investment Companies
, by the Financial Accounting Standards Board (“FASB”). The following is a summary of the significant accounting policies of the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“US GAAP”).
A. Security Valuation.
The Fund has adopted US GAAP fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

•	Level 1—Unadjusted quoted market prices in active markets for identical securities

•	Level 2—Quoted prices for identical or similar assets in markets that are not active, or inputs derived from observable market data

•	Level 3—Significant unobservable inputs (including the reporting entity’s estimates and assumptions)
Valuations for domestic and foreign fixed income securities are normally determined on the basis of evaluations provided by independent pricing services. Vendors typically value such securities based on one or more inputs described in the following table which is not intended to be a complete list. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed income securities in which the Fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income securities. Securities that use similar valuation techniques and inputs as described in the following table are categorized as Level 2 of the fair value hierarchy. To the extent the significant inputs are unobservable, the values generally would be categorized as Level 3. Assets and liabilities may be transferred between levels.

Fixed-income class	Examples of Inputs

All
Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds and notes; convertible securities	Standard inputs and underlying equity of the issuer

US bonds and notes of government and government agencies	Standard inputs

Residential and commercial mortgage-backed obligations; asset-backed obligations (including collateralized loan obligations)	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information, trustee reports

Bank loans	Standard inputs
Investments in registered
open-end
management investment companies will be valued based upon the NAV of such investments and are categorized as Level 1 of the fair value hierarchy.

Annual Report	|	September 30, 2023	31

Notes to Financial Statements (Cont.)

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts, that are traded on a national securities or commodities exchange, are typically valued at the last reported sales price, in the case of common stocks and exchange-traded funds, or, in the case of futures contracts or options contracts, the settlement price determined by the relevant exchange. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.
Over-the-counter
financial derivative instruments, such as forward currency exchange contracts, options contracts, or swap agreements, derive their values from underlying asset prices, indices, reference rates, other inputs or a combination of these factors. These instruments are normally valued on the basis of valuations obtained from counterparties, published index closing levels or evaluated prices supplied by independent pricing services, some or all of which may be based on market data from trading on exchanges that closed significantly before the time as of which the Fund calculates its NAV. Forward foreign currency contracts are generally valued based on rates provided by independent data providers. Exchange traded futures and options on futures are generally valued at the settlement price determined by the relevant exchange on which they principally trade, and exchange traded options are generally valued at the last trade price on the exchange on which they principally trade. The Fund does not normally take into account trading, clearances or settlements that take place after the close of the principal exchange or market on which such securities are traded. Depending on the instrument and the terms of the transaction, the value of the derivative instruments can be estimated by a pricing service provider using a series of techniques, such as simulation pricing models. The pricing models use issuer details and other inputs that are observed from actively quoted markets such as indices, spreads, interest rates, curves, dividends and exchange rates. Derivatives that use similar valuation techniques and inputs as described above are normally categorized as Level 2 of the fair value hierarchy.
The Fund’s holdings in whole loans, securitizations and certain other types of alternative lending-related instruments may be valued based on prices provided by a third-party pricing service.
Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by an independent pricing service.Where an active secondary market does not exist to a reliable degree in the judgment of DoubleLine Capital LP (the “Adviser” or “DoubleLine Capital”), such loans will be valued at fair value based on certain factors.
In respect of certain commercial real estate-related, residential real estate-related and certain other investments for which a limited market may exist, the Valuation Designee (as defined below) may value such investments based on appraisals conducted by an independent valuation advisor or a similar pricing agent. However, an independent valuation firm may not be retained to undertake an evaluation of an asset unless the NAV, market price and other aspects of an investment exceed certain significance thresholds.
The Board of Trustees has adopted a pricing and valuation policy for use by the Fund and its Valuation Designee in calculating the Fund’s NAV. Pursuant to Rule
2a-5
under the 1940 Act, the Fund has designated the Adviser as its “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule
2a-5.
The Valuation Designee is authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable.

32	DoubleLine Opportunistic Credit Fund

September 30, 2023

The following is a summary of the fair valuations according to the inputs used to value the Fund’s investments as of September 30, 2023:

Category

Investments in Securities

Level 1

Short Term Investments	$6,376,748

Common Stocks	56,820

Total Level 1	6,433,568

Level 2

Collateralized Loan Obligations	$86,824,099

US Government and Agency Mortgage Backed Obligations	49,903,557

Non-Agency Commercial Mortgage Backed Obligations	45,978,791

Non-Agency Residential Collateralized Mortgage Obligations	40,930,249

Bank Loans	23,665,280

Foreign Corporate Bonds	7,945,313

US Government and Agency Obligations	5,789,297

Asset Backed Obligations	2,920,054

Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	2,868,347

Total Level 2	266,824,987

Level 3

Non-Agency Commercial Mortgage Backed Obligations	$4,816,812

Collateralized Loan Obligations	3,205,252

Asset Backed Obligations	1,133,331

Non-Agency Residential Collateralized Mortgage Obligations	772,425

Common Stocks	163,882

Bank Loans	87,760

Total Level 3	10,179,462

Total	$283,438,017
See the Schedule of Investments for further disaggregation of investment categories.
The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Fair Value as of September 30, 2022	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation) (c)	Net Accretion (Amortization)	Purchases (a)	Sales (b)	Transfers Into Level 3 (d)	Transfers Out of Level 3 (d)	Fair Value as of September 30, 2023	Net Change in Unrealized Appreciation (Depreciation) on securities held at September 30, 2023 (c)
Investments in Securities
Non-Agency Commercial Mortgage Backed Obligations	$4,907,534	$(11,759)	$(227,150)	$132,384	$64,894	$(49,091)	$—	$—	$4,816,812	$(224,438)
Collateralized Loan Obligations	1,648,940	(1,826,987)	1,462,255	—	—	(300)	1,921,344	—	3,205,252	531,844
Asset Backed Obligations	3,959,557	(3,300,331)	1,407,400	—	131,447	(1,064,742)	—	—	1,133,331	(71,301)
Non-Agency Residential Collateralized Mortgage Obligations	—	—	—	—	—	—	772,425	—	772,425	—
Common Stocks	242,328	(48,721)	(29,277)	—	—	(448)	—	—	163,882	(77,097)
Bank Loans	88,856	338	(4,144)	3,806	—	(1,096)	—	—	87,760	(3,777)
Preferred Stocks	2,010	(42,848)	40,838	—	—	—	—	—	—	—
Total	$10,849,225	$(5,230,308)	$2,649,922	$136,190	$196,341	$(1,115,677)	$2,693,769	$—	$10,179,462	$155,231

Annual Report	|	September 30, 2023	33

Notes to Financial Statements (Cont.)

(a)	Purchases include all purchases of securities, payups and corporate actions.

(b)	Sales include all sales of securities, maturities, and paydowns.

(c)
Any difference between Net Change in Unrealized Appreciation (Depreciation) and Net Change in Unrealized Appreciation (Depreciation) on securities held at September 30, 2023 may be due to a security that was not held or categorized as Level 3 at either period end.

(d)
Transfers into or out of Level 3 can be attributed to changes in the availability of pricing sources and/or in the observability of significant inputs used to measure the fair value of those instruments.

The following is a summary of quantitative information about Level 3 Fair Value Measurements:

	Fair Value as of September 30, 2023	Valuation Techniques	Unobservable Input	Unobservable Input Values (Weighted Average) (e)	Impact to valuation from an increase to input

Non-Agency Commercial Mortgage Backed Obligations	$4,816,812	Market Comparables	Market Quotes	$0.01-$82.10 ($68.56)	Significant changes in the market quotes would have resulted in direct and proportional changes in the fair value of the security

Collateralized Loan Obligations	$3,205,252	Market Comparables	Market Quotes	$26.62-$76.85 ($68.11)	Significant changes in the market quotes would have resulted in direct and proportional changes in the fair value of the security

Asset Backed Obligations	$1,133,331	Market Comparables	Market Quotes	$19.38-$1,440.06 ($517.97)	Significant changes in the market quotes would have resulted in direct and proportional changes in the fair value of the security

Non-Agency Residential Collateralized Mortgage Obligations	$772,425	Market Comparables	Market Quotes	$73.88 ($73.88)	Significant changes in the market quotes would have resulted in direct and proportional changes in the fair value of the security

Common Stocks	$163,882	Market Transaction	Transaction Price	$12 ($12)	Significant changes in transaction price would have resulted in direct changes in the fair value of the security

		Approach Comparable Company Approach	EV Multiples	0.95x-2.77x (1.57x )	Significant changes in EV multiples would have resulted in direct changes in the fair value of the security

			Illiquidity Discount	40% (40% )	Significant changes in illiquidity discount would have resulted in indirect changes in the fair value of the security

		Market Comparables	Market Quotes	$0.13 ($0.13)	Significant changes in the market quotes would have resulted in direct and proportional changes in the fair value of the security

Bank Loans	$87,760	Market Comparables	Market Quotes	$100.00 ($100.00)	Significant changes in the market quotes would have resulted in direct and proportional changes in the fair value of the security

(e)	Unobservable inputs were weighted by the relative fair value of the instruments.
B. Federal Income Taxes.
The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies. Therefore, no provision for federal income taxes has been made.
The Fund may be subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains.
The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired. The Fund identifies its major tax jurisdictions as U.S. Federal, the Commonwealth of Massachusetts, the State of Florida, and the State of California. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances.

34	DoubleLine Opportunistic Credit Fund

September 30, 2023

C. Security Transactions, Investment Income.
Investment securities transactions are accounted for on trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Interest income, including non-cash
interest, is recorded on an accrual basis. Discounts/premiums on debt securities purchased, which may include residual and subordinate notes, are accreted/amortized over the life of the respective securities using the effective interest method except for certain deep discount bonds where management does not expect the par value above the bond’s cost to be fully realized. Dividend income and corporate action transactions, if any, are recorded on the ex-date.
Non-cash
dividends included in dividend income, if any, are recorded at the fair market value of securities received. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.
D. Dividends and Distributions to Shareholders.
Dividends from net investment income will be declared and paid monthly. The Fund will distribute any net realized long or short-term capital gains at least annually. Distributions are recorded on the ex-dividend
date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from US GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in
capital, undistributed (accumulated) net investment income (loss), and/or undistributed (accumulated) realized gain (loss). Undistributed (accumulated) net investment income or loss may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or capital gain remaining at fiscal year end is distributed in the following year.
E. Use of Estimates.
The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.
F. Share Valuation.
The net asset value (the “NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses), by the total number of shares outstanding, rounded to the nearest cent. The Fund’s NAV is typically calculated on days when the NYSE opens for regular trading.
G. Unfunded Loan Commitments.
The Fund may enter into certain credit agreements, of which all or a portion may be unfunded. As of September 30, 2023, the Fund did not have any unfunded positions.
The Fund may also enter into certain credit agreements designed to provide standby short term or “bridge” financing to a borrower. Typically the borrower is not economically incented to draw on the bridge loan. The Fund is obligated to fund these commitments at the borrower’s discretion. At the end of the period, the Fund maintained with its custodian liquid investments having an aggregate value at least equal to the par value of its unfunded loan commitments and bridge loans. As of September 30, 2023, the Fund had no outstanding bridge loan commitments.
H. Guarantees and Indemnifications.
Under the Fund’s organizational documents, each Trustee and officer of the Fund is indemnified, to the extent permitted by the 1940 Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.
3.  Related Party Transactions
The Adviser provides the Fund with investment management services under an Investment Management Agreement (the “Agreement”). Under the Agreement, the Adviser manages the investment of the assets of the Fund, places orders for the purchase and sale of its portfolio securities and is responsible for providing certain resources to assist with the day-to-day
management of the Fund’s business affairs. As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 1.00% of the average daily total managed assets of the Fund. Total managed assets means the total assets of the Fund (including assets attributable to any reverse repurchase agreements, dollar roll transactions or similar transactions, borrowings, and/or preferred shares that may be outstanding) minus accrued liabilities (other than liabilities in respect of reverse repurchase agreements, dollar roll transactions or similar transactions, and borrowings). For purposes of calculating total managed assets, the liquidation preference of any preferred shares outstanding shall not be considered a liability. DoubleLine Asset Management Company LLC, a wholly owned subsidiary of the Adviser, owned 11,581 shares of the Fund as of the period end. The Adviser has arrangements with DoubleLine Group LP to provide personnel and other resources to the Fund.

Annual Report	|	September 30, 2023	35

Notes to Financial Statements (Cont.)

4.  Purchases and Sales of Securities
For the year ended September 30, 2023, purchases and sales of investments, excluding U.S. Government securities and short term investments, were $59,636,236 and $37,952,508, respectively. For the year ended September 30, 2023, purchases and sales of investments in U.S. Government securities (defined as long-term U.S. Treasury bills, notes and bonds) were $0 and $4,829,588, respectively.
5.  Income Tax Information
The tax character of distributions for the Fund was as follows:

	Year Ended September 30, 2023	Year Ended September 30, 2022

Distributions Paid From:

Ordinary Income	$8,007,431	$17,689,842

Return of Capital	13,470,154	3,778,258

Total Distributions Paid	$21,477,585	$21,468,100
The amount and character of
tax-basis
distributions and composition of net assets, including undistributed (accumulated) net investment income (loss), are finalized at fiscal year-end;
accordingly,
tax-basis
balances have not been determined as of the date of this report.
The cost basis of investments for federal income tax purposes as of September 30, 2023, was as follows:

Tax Cost of Investments	$352,720,946

Gross Tax Unrealized Appreciation	11,474,643

Gross Tax Unrealized Depreciation	(80,757,572)

Net Tax Unrealized Appreciation (Depreciation)	(69,282,929)
As of September 30, 2023, the components of accumulated earnings (losses) for income tax purposes were as follows:

Net Tax Unrealized Appreciation (Depreciation)	$(69,282,929)

Other Accumulated Gains (Losses)	(51,563,728)

Total Distributable Earnings (Loss)	(120,846,657)
As of September 30, 2023, $51,553,973 was available as a capital loss carryforward (comprised of $13,257,828 short-term and $38,296,145 long-term). For tax purposes, capital losses can be carried forward indefinitely to offset capital gains in future taxable years. During the fiscal year ended September 30, 2023, the Fund did not utilize short-term or long-term capital loss carryover.
The Fund may elect to defer to the first day of the next taxable year all or part of any late-year ordinary loss or post-October capital loss. As of September 30, 2023, the Fund deferred, on a tax basis, qualified late year losses of $0.
Additionally, US GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The permanent differences primarily relate to paydown losses, market discount, Passive Foreign Investment Companies (PFICs) and defaulted securities. For the year ended September 30, 2023, the following table shows the reclassifications made:

Paid-in Capital	Total Distributable Earnings (Loss)

$(13,470,154)	$13,470,154
If the Fund estimates that a portion of its regular distributions to shareholders may be comprised of amounts from sources other than net investment income, as determined in accordance with the Fund’s policies and practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its expected tax character. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with US GAAP, and recordkeeping practices under income tax regulations. It is

36	DoubleLine Opportunistic Credit Fund

September 30, 2023

possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with US GAAP might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit
https://doubleline.com/closed-end-funds/
for the most recent Section 19 Notice, if applicable. Information provided to you on a Section 19 Notice is an estimate only and subject to change; final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.
6.  Share Transactions
Transactions in the Fund’s shares were as follows:

	Year Ended September 30, 2023		Year Ended September 30, 2022

	Shares	Amount	Shares	Amount

Shares Sold (net of fees)	772,189	$11,516,384	285,206	$5,345,787

Reinvested Dividends	32,299	471,944	8,048	152,986

Increase (Decrease) in Net Assets Resulting from Net Share Transactions	804,488	$11,988,328	293,254	$5,498,773
7.  Trustees Fees
Trustees who are not affiliated with the Adviser and its affiliates received, as a group, fees of $97,133 from the Fund during the year ended September 30, 2023. These trustees may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the Fund, are treated as if invested in shares of the Fund or other funds managed by the Adviser and its affiliates. These amounts represent general, unsecured liabilities of the Fund and vary according to the total returns of the selected funds. Trustees Fees in the Fund’s Statement of Operations are shown as $97,133 which includes $96,907 in current fees (either paid in cash or deferred) and an increase of $226 in the value of the deferred amounts. Certain trustees and officers of the Fund are also officers of the Adviser; such trustees and officers are not compensated by the Fund.
8.  Bank Loans
The Fund may make loans directly to borrowers and may acquire or invest in loans made by others (“loans”). The Fund may acquire a loan interest directly by acting as a member of the original lending syndicate. Alternatively, the Fund may acquire some or all of the interest of a bank or other lending institution in a loan to a particular borrower by means of a novation, an assignment or a participation. The loans in which the Fund may invest include those that pay fixed rates of interest and those that pay floating rates—
i.e.
, rates that adjust periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the Secured Overnight Financing Rate (“SOFR”) and secondarily the prime rate offered by one or more major United States banks (the Prime Rate). Base lending rates may be subject to a floor, or minimum rate. Rates for SOFR are generally 1 or
3-month
tenors and may also be subject to a credit spread adjustment. The Fund may purchase and sell interests in bank loans on a when-issued and delayed delivery basis, with payment delivery scheduled for a future date.
Securities purchased on a delayed delivery basis are
marked-to-market
daily and no income accrues to the Fund prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market fluctuations and are subject, among other risks, to the risk that the value at delivery may be more or less than the trade purchase price.
9. Credit Facility
U.S. Bank, National Association (the “Bank”) has made available to the Fund a $65,000,000 committed credit facility. Under the current terms of the Fund’s credit agreement, interest is charged at the rate of one-month
daily SOFR plus the Term SOFR adjustment of 0.10% plus the applicable margin of 0.75%. This rate represents a floating rate of interest that may change over time. The Fund will also be responsible for paying a non-usage
fee (“commitment fee”) of 0.25% if the exposure is less than 75% of the commitment amount and 0.125% if the exposure is 75% or greater of the commitment amount. The credit facility will terminate by the earlier of six months after the Bank delivers a notice of termination to the Fund or the date that the committed amount is reduced to $0. The Fund pledges its assets as collateral to secure obligations under the credit agreement. The Fund retains the risk and rewards of the ownership of assets pledged to secure obligations under the credit agreement. As of September 30, 2023, the amount of total outstanding borrowings was $50,000,000, which approximates fair value. The borrowings are categorized as Level 2 within the fair value hierarchy.

Annual Report	|	September 30, 2023	37

Notes to Financial Statements (Cont.)

For the year ended September 30, 2023, the Fund’s activity under the credit facility was as follows:

Maximum Amount Available	Average Borrowings	Maximum Amount Outstanding	Interest Expense	Commitment Fee	Average Interest Rate

$65,000,000	$50,799,726	$55,000,000	$2,873,538	$20,874	5.55%
10.  Principal Risks
Below are summaries of some, but not all, of the principal risks of investing in the Fund, each of which could adversely affect the Fund’s NAV, market price, yield, and total return. The Fund’s prospectus provided additional information regarding these and other risks of investing in the Fund at the time of the initial public offering of the Fund’s shares.

•
asset-backed securities investment risk:
The risk that borrowers may default on the obligations that underlie the asset- backed security and that, during periods of falling interest rates, asset-backed securities may be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate, and the risk that the impairment of the value of the collateral underlying a security in which the Fund invests (due, for example, to non-payment
of loans) will result in a reduction in the value of the security.

•
collateralized debt obligations risk:
The risks of an investment in a collateralized debt obligation (“CDO”) depend largely on the quality and type of the collateral and the tranche of the CDO in which the Fund invests. Normally, collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be illiquid. In addition to the risks associated with debt instruments (
e.g.
, interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Fund may invest in CDOs that are subordinate to other classes of the issuer’s securities; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

•
confidential information access risk:
The risk that the intentional or unintentional receipt of material, non-public
information by the Adviser could limit the Fund’s ability to sell certain investments held by the Fund or pursue certain investment opportunities on behalf of the Fund, potentially for a substantial period of time.

•
counterparty risk:
The risk that the Fund will be subject to credit risk with respect to the counterparties to derivative contracts and other instruments entered into directly by the Fund or held by special purpose or structured vehicles in which the Fund invests; that the Fund’s counterparty will be unable or unwilling to perform its obligations; that the Fund will be unable to enforce contractual remedies if its counterparty defaults; that if a counterparty (or an affiliate of a counterparty) becomes bankrupt, the Fund may experience significant delays in obtaining any recovery or may obtain limited or no recovery in a bankruptcy or other insolvency proceeding. To the extent that the Fund enters into multiple transactions with a single or small set of counterparties, it will be subject to increased counterparty risk.

•
credit default swaps risk:
Credit default swaps provide exposure to one or more reference obligations but involve greater risks than investing in the reference obligation directly, and expose the Fund to liquidity risk, counterparty risk and credit risk. A buyer will lose its investment and recover nothing should no event of default occur. When the Fund acts as a seller of a credit default swap, it is exposed to many of the same risks of leverage described herein since if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation(s).

•
credit risk:
The risk that an issuer, counterparty or other obligor to a Fund will fail to pay its obligations to the Fund when they are due, which may reduce the Fund’s income and/or reduce, in whole or in part, the value of the Fund’s investment. Actual or perceived changes in the financial condition of an obligor, changes in economic, social or political conditions that affect a particular type of security, instrument, or obligor, and changes in economic, social or political conditions generally can increase the risk of default by an obligor, which can affect a security’s or other instrument’s credit quality or value and an obligor’s ability to honor its obligations when due. The values of lower-quality debt securities (commonly known as “junk bonds”), including floating rate loans, tend to be particularly sensitive to these changes. The values of securities or instruments also may decline for a number of other reasons that relate directly to the obligor, such as management performance, financial leverage, and reduced demand for the obligor’s goods and services, as well as the historical and prospective earnings of the obligor and the value of its assets.

38	DoubleLine Opportunistic Credit Fund

September 30, 2023

•
derivatives risk:
The risk that an investment in derivatives will not perform as anticipated by the Adviser, may not be available at the time or price desired, cannot be closed out at a favorable time or price, will increase the Fund’s transaction costs, or will increase the Fund’s volatility; that derivatives may create investment leverage; that, when a derivative is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely or at all with that of the cash investment; that the positions may be improperly executed or constructed; that the Fund’s counterparty will be unable or unwilling to perform its obligations; or that, when used for hedging purposes, derivatives will not provide the anticipated protection, causing the Fund to lose money on both the derivatives transaction and the exposure the Fund sought to hedge. Recent changes in regulation relating to the Fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

•
emerging markets risk:
The risk that investing in emerging markets, as compared to foreign developed markets, increases the likelihood that the Fund will lose money, due to more limited information about the issuer and/or the security; higher brokerage costs; different accounting, auditing and financial reporting standards; less developed legal systems; fewer investor protections; less regulatory oversight; thinner trading markets; the possibility of currency blockages or transfer restrictions; an emerging market country’s dependence on revenue from particular commodities or international aid; and the risk of expropriation, nationalization or other adverse political or economic developments.

•
foreign investment risk:
The risk that investments in foreign securities or in issuers with significant exposure to foreign markets, as compared to investments in U.S. securities or in issuers with predominantly domestic market exposure, may be more vulnerable to economic, political, and social instability and subject to less government supervision, less protective custody practices, lack of transparency, inadequate regulatory and accounting standards, delayed or infrequent settlements of transactions, and foreign taxes. If the Fund buys securities denominated in a foreign currency, receives income in foreign currencies or holds foreign currencies from time to time, the value of the Fund’s assets, as measured in U.S. dollars, can be affected unfavorably by changes in exchange rates with relative to the U.S. dollar or with respect to other foreign currencies. Foreign markets are also subject to the risk that a foreign government could restrict foreign exchange transactions or otherwise implement unfavorable currency regulations. In addition, foreign securities may be subject to currency exchange rates or regulations, the imposition of economic sanctions, tariffs or other government restrictions, higher transaction and other costs, reduced liquidity, and delays in settlement.

•
foreign currency risk:
The Fund’s investments in or exposure to foreign currencies or in securities or instruments that trade, or receive revenues, in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions (if used), that the U.S. dollar will decline in value relative to the currency being hedged.

•
high yield risk:
The risk that debt instruments rated below investment grade or debt instruments that are unrated and of comparable or lesser quality are predominantly speculative. These instruments, commonly known as “junk bonds,” have a higher degree of default risk and may be less liquid than higher-rated bonds. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of high yield investments generally, and less secondary market liquidity.

•
interest rate risk:
The risk that debt instruments will change in value because of changes in interest rates. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to changes in interest rates than a similar instrument with a shorter duration.

•
inverse floaters and related securities risk:
Investments in inverse floaters, residual interest tender option bonds and similar instruments expose the Fund to the same risks as investments in debt securities and derivatives, as well as other risks, including those associated with leverage and increased volatility. An investment in these securities typically will involve greater risk than an investment in a fixed rate security. Distributions on inverse floaters, residual interest tender option bonds and similar instruments will typically bear an inverse relationship to short term interest rates and typically will be reduced or, potentially, eliminated as interest rates rise.

•
investment and market risk:
The risk that markets will perform poorly or that the returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of investments. Markets may, in response to governmental actions or intervention or general market conditions, including real or perceived adverse, political, economic or market conditions, tariffs and trade disruptions, inflation, recession, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment or other external factors, experience periods of high volatility and reduced liquidity. Certain securities may be difficult to value during such periods. The value of securities and other instruments traded in over-the-counter
markets, like other market investments, may move up or down, sometimes rapidly

Annual Report	|	September 30, 2023	39

Notes to Financial Statements (Cont.)

and unpredictably. Further, the value of securities and other instruments held by the Fund may decline in value due to factors affecting securities markets generally or particular industries. Recently, there have been inflationary price movements. As such, fixed income securities markets may experience heightened levels of interest rate volatility and liquidity risk. The U.S. Federal Reserve has been raising interest rates from historically low levels and may continue to raise interest rates. Any additional interest rate increases in the future could cause the value of the Fund’s holdings to decrease.

•
issuer risk:
The value of securities may decline for a number of reasons that directly relate to the issuer, such as its financial strength, management performance, financial leverage and reduced demand for the issuer’s goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets.

•
leverage risk:
Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. When leverage is used, the net asset value and market price of the Fund’s shares and the Fund’s investment return will likely be more volatile.

•	liquidity risk: The risk that the Fund may be unable to sell a portfolio investment at a desirable time or at the value the Fund has placed on the investment.

•
loan risk:
Investments in loans are in many cases subject to the risks associated with below-investment grade securities. Investments in loans are also subject to special risks, including, among others, the risk that (i) if the Fund holds a loan through another financial institution, or relies on a financial institution to administer the loan, the Fund’s receipt of principal and interest on the loan is subject to the credit risk of that financial institution; (ii) loans in which the Fund invests typically pay interest at floating rates, and the borrower may have the ability to change or adjust the interest rate on a loan or under circumstances that would be unfavorable to the Fund; (iii) it is possible that any collateral securing a loan may be insufficient or unavailable to the Fund; (iv) investments in highly leveraged loans or loans of stressed, distressed, or defaulted issuers may be subject to significant credit and liquidity risk; (v) transactions in loans may settle on a delayed basis, and the Fund potentially may not receive the proceeds from the sale of a loan for a substantial period of time after the sale; (vi) if the Fund invests in loans that contain fewer or less restrictive constraints on the borrower than certain other types of loans (“covenant-lite” loans), it may have fewer rights against the borrowers of such loans, including fewer protections against the possibility of default and fewer remedies in the event of default; and (vii) loans may be difficult to value and may be illiquid, which may adversely affect an investment in the Fund. It is unclear whether the protections of the securities laws against fraud and misrepresentation extend to loans and other forms of direct indebtedness. In the absence of definitive regulatory guidance, the Fund relies on the Adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund. There can be no assurance that the Adviser’s efforts in this regard will be successful.

•
market discount risk:
The price of the Fund’s common shares of beneficial interest will fluctuate with market conditions and other factors. Shares of closed-end
management investment companies frequently trade at a discount from their net asset value.

•
market disruption and geopolitical risk:
The risk that markets may, in response to governmental actions or intervention, general market conditions, including real or perceived adverse political, economic or market conditions, tariffs and trade disruptions, inflation, recession, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment, or other external factors, experience periods of high volatility and reduced liquidity, which may cause the Fund to sell securities at times when it would otherwise not do so, and potentially at unfavorable prices.

•
mortgage-backed securities risk:
The risk that borrowers may default on their mortgage obligations or the guarantees underlying the mortgage-backed securities will default or otherwise fail and that, during periods of falling interest rates, mortgage-backed securities will be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of a mortgage-backed security may extend, which may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults. The values of certain types of mortgage-backed securities, such as inverse floaters and interest-only and principal-only securities, may be extremely sensitive to changes in interest rates and prepayment rates. The Fund may invest in mortgage-backed securities that are subordinate in their right to receive payment of interest and re-payment
of principal to other classes of the issuer’s securities.

•
operational and information security risks:
An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in investment losses to the Fund, a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

40	DoubleLine Opportunistic Credit Fund

September 30, 2023

•
restricted securities risk:
The risk that the Fund may be prevented or limited by law or the terms of an agreement from selling a security (a “restricted security”). To the extent that the Fund is permitted to sell a restricted security, there can be no assurance that a trading market will exist at any particular time and the Fund may be unable to dispose of the security promptly at reasonable prices or at all. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the values of restricted securities may have significant volatility.

•
sovereign debt obligations risk:
Investments in countries’ government debt obligations involve special risks. The issuer or governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt or otherwise in a timely manner.

•
U.S. Government securities risk
:  The risk that debt securities issued or guaranteed by certain U.S. Government agencies, instrumentalities, and sponsored enterprises are not supported by the full faith and credit of the U.S. Government, and so investments in their securities or obligations issued by them involve credit risk greater than investments in other types of U.S. Government securities.

11.  Recently Issued Accounting Pronouncements
In December 2022, the FASB issued an Accounting Standards Update,
ASU 2022-06,
Reference Rate Reform (Topic 848)—Deferral of the Sunset Date of Topic 848
(“ASU
2022-06”). ASU 2022-06 is
an amendment to
ASU 2020-04, which
provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31,
2022. ASU 2022-06 extends
the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying
ASU 2022-06.
In June 2022, the FASB issued Accounting Standards Update
2022-03,
which amends
Fair Value Measurement (Topic 820): Fair
Value Measurement of Equity Securities Subject to Contractual Sale Restrictions
(“ASU
2022-03”).
ASU
2022-03
clarifies guidance for fair value measurement of an equity security subject to a contractual sale restriction and establishes new disclosure requirements for such equity securities. ASU
2022-03
is effective for fiscal years beginning after December 15, 2023 and for interim periods within those fiscal years, with early adoption permitted. Management is currently evaluating the impact of these amendments on the Fund’s financial statements.
12.  Common Shares Offering
The Fund has the authority to issue an unlimited number of common shares of beneficial interest, par value $0.00001 per share (“Common Shares”).
On September 29, 2023, the Securities and Exchange Commission declared effective a registration statement relating to an offering of Common Shares and filed using the “shelf” registration process (the “Shelf Registration”). The Fund has entered into a distribution agreement with Foreside Fund Services, LLC (“Foreside”), who has entered into a sub-placement
agent agreement (the
“Sub-Placement
Agent Agreement”) with UBS Securities LLC (the
“Sub-Placement
Agent”), relating to the Common Shares offered in connection with the Shelf Registration. In accordance with the terms of the
Sub-Placement
Agent Agreement, the Fund may offer Common Shares having a value of up to $150,000,000, par value $0.00001 per share, from time to time through Foreside and the
Sub-Placement
Agent, as its agents for the offer and sale of the Common Shares. The Shelf Registration replaces a prior shelf registration statement that was in effect during this fiscal period authorizing the sale of additional Common Shares (the “Prior Registration Statement”). As of September 30, 2023, the Fund had not sold any Common Shares pursuant to the Shelf Registration and sold 1,471,690 Common Shares pursuant to the Prior Registration Statement.
Under the 1940 Act, the Fund may not sell any Common Shares at a price below the NAV of such Common Shares, exclusive of any distributing commission or discount. Sales of the Common Shares, if any, may be made in negotiated transactions or transactions that are deemed to be “at the market” as defined in Rule 415 under the Securities Act of 1933, as amended, including sales made directly on the NYSE or sales made to or through a market maker other than on an exchange at prices related to the prevailing market prices or at negotiated prices. Any proceeds from the Fund’s offering of its Common Shares will be invested in accordance with its investment objective and policies as set forth in the Registration Statement.
13.  Subsequent Events
In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. Since the period ended September 30, 2023 through the date of issuance, the Fund had sold 190,965 Common Shares pursuant to the Shelf Registration outlined in Note 12. The Fund has determined there are no additional subsequent events that would need to be disclosed in the Fund’s financial statements.

Annual Report	|	September 30, 2023	41

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of DoubleLine Opportunistic Credit Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of DoubleLine Opportunistic Credit Fund (the “Fund”), including the schedule of investments, as of September 30, 2023, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the ten years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2023, by correspondence with the custodian, agent banks, and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Costa Mesa, California
November 21, 2023
We have served as the auditor of one or more DoubleLine Funds investment companies since 2013.

42	DoubleLine Opportunistic Credit Fund

Federal Tax Information	(Unaudited) September 30, 2023

For the fiscal year ended September 30, 2023, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Qualified Dividend Income	0.00%
For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2023, was as follows:

Dividends Received Deduction	0.00%
The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for the fiscal year ended September 30, 2023, was as follows:

Qualified Short-term Gains	0.00%
The percentage of taxable ordinary income distributions that are designated as interest related dividends under Internal Revenue Section 871(k)(1)(c) for the fiscal year ended September 30, 2023, was as follows:

Qualified Interest Income	100.00%
Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

Annual Report	|	September 30, 2023	43

Trustees and Officers	(Unaudited) September 30, 2023

Name, Address, and Year of Birth (1)	Position with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen (2)	Other Directorships Held by Trustee During Past 5 Years

Independent Trustees

Joseph J. Ciprari, 1964	Trustee	Class I (2025)*/Since Inception	Executive Vice President, Pointivo, Inc., a software development firm. President, Remo Consultants, a real estate financial consulting firm. Formerly, Managing Director, UBS AG. Formerly, Managing Director, Ally Securities LLC.	26	None

John C. Salter, 1957	Trustee	Class II (2026)*/Since Inception	American Veterans Group, an investment bank and broker dealer specializing in financial services to American military veteran communities. Formerly, Partner, Stark Municipal Brokers. Formerly, Managing Director, Municipals, Tullet Prebon Financial Services LLC (d/b/a Chapdelaine). Formerly, Partner, Stark, Salter & Smith, a securities brokerage firm specializing in tax exempt bonds.	26	None

Raymond B. Woolson, 1958	Trustee	Class III (2024)*/Since Inception	President, Apogee Group, Inc., a company providing financial consulting services.	26	Formerly, Independent Trustee, Advisors Series Trust (an open-end investment company with 35 portfolios) (3)
(1) The address of each Independent Trustee is c/o DoubleLine Funds, 2002 North Tampa Street, Suite 200, Tampa, FL 33602.
(2) Includes each series of DoubleLine Funds Trust, each series of DoubleLine ETF Trust, DoubleLine Opportunistic Credit Fund, DoubleLine Income Solutions Fund, and DoubleLine Yield Opportunities Fund. (3) Quasar Distributors, LLC serves as the principal underwriter of DoubleLine Funds Trust and Advisors Series Trust.
* The common shareholders of the Fund are expected to vote to elect trustees of the relevant class at the annual shareholders meeting in the year indicated above.
The following Trustee is an interested person of the Fund as defined in the 1940 Act because he is an officer of the Adviser and holds direct or indirect ownership interests in DoubleLine Capital LP and DoubleLine Alternatives LP. Additionally, Mr. Redell is an officer of the Fund.

Name, Address, and Year of Birth (1)	Position with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen (2)	Other Directorships Held by Trustee During Past 5 Years

Interested Trustee

Ronald R. Redell, 1970	Trustee, Chairman, President and Chief Executive Officer	Class III (2024)*/Since Inception	Trustee, Chairman, President, and Chief Executive Officer, DoubleLine Income Solutions Fund (since January 2013); President, DoubleLine Group LP (since January 2019 and Executive from January 2013 to January 2019); Trustee, Chairman, President and Chief Executive Officer, DoubleLine Opportunistic Credit Fund (since July 2011); Executive, DoubleLine Capital (since July 2010); President, DoubleLine Funds Trust (since January 2010)	7	Formerly, Interested Trustee, DoubleLine Funds Trust (January 2019 to September 2023)
(1) The address of each Interested Trustee is c/o DoubleLine Funds, 2002 North Tampa Street, Suite 200, Tampa, FL 33602.
(2) Includes each series of DoubleLine ETF Trust, DoubleLine Opportunistic Credit Fund, DoubleLine Income Solutions Fund, and DoubleLine Yield Opportunities Fund.
* The common shareholders of the Fund are expected to vote to elect trustees of the relevant class at the annual shareholders meeting in the year indicated above.

44	DoubleLine Opportunistic Credit Fund

(Unaudited) September 30, 2023

Officers
The officers of the Fund who are not also Trustees of the Fund are:

Name And Year of Birth	Position(s) Held with the Fund	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years

Henry V. Chase 1949	Treasurer and Principal Financial and Accounting Officer	DBL/DSL/DLY: Indefinite/Since January 2020
Treasurer and Principal Financial and Accounting Officer, DoubleLine Funds Trust (since January 2020); Treasurer and Financial and Accounting Officer, DoubleLine ETF Trust (since November 2021); Treasurer and Principal Financial and Accounting Officer, DoubleLine Yield Opportunities Fund (since January 2020); Treasurer and Principal Financial and Accounting Officer, DoubleLine Income Solutions Fund (since January 2020); Treasurer and Principal Financial and Accounting Officer, DoubleLine Opportunistic Credit Fund (since January 2020); Chief Financial Officer, DoubleLine Group LP (since January 2013); Vice President, DoubleLine Yield Opportunities Fund (since November 2019); Vice President, DoubleLine Income Solutions Fund (since May 2019); Vice President, DoubleLine Funds Trust (since May 2019); Vice President, DoubleLine Opportunistic Credit Fund (since May 2019).

Youse Guia 1972	Chief Compliance Officer	DBL/DSL: Indefinite/Since March 2018 DLY: Indefinite/Since Inception
Chief Compliance Officer, DoubleLine Yield Opportunities Fund (since November 2019); Chief Compliance Officer, DoubleLine Group LP (since March 2018); Chief Compliance Officer, DoubleLine Funds Trust (since March 2018); Chief Compliance Officer, DoubleLine Opportunistic Credit Fund (since March 2018); Chief Compliance Officer, DoubleLine Income Solutions Fund (since March 2018); Chief Compliance Officer, DoubleLine ETF Trust (since November 2021). Formerly, Executive Vice President and Deputy Chief Compliance Officer, Pacific Investment Management Company LLC (“PIMCO”) (from April 2014 to February 2018); Chief Compliance Officer, PIMCO Managed Accounts Trust (from September 2014 to February 2018); Chief Compliance Officer, PIMCO-sponsored closed-end
funds (from September 2014 to February 2018); Chief Compliance Officer, PIMCO Flexible Credit Income Fund (from February 2017 to February 2018). Formerly, Head of Compliance, Allianz Global Investors U.S. Holdings LLC (from October 2012 to March 2014); Chief Compliance Officer, Allianz Funds, Allianz Multi-Strategy Trust, Allianz Global Investors Sponsored
Closed-End
Funds, Premier Multi-Series VIT and The Korea Fund, Inc. (from October 2004 to December 2013).

Cris Santa Ana 1965	Vice President and Secretary	DBL/DSL: Indefinite/Vice President Since Inception and Secretary Since July 2018 DLY: Indefinite Since Inception
Vice President and Secretary, DoubleLine Yield Opportunities Fund (since November 2019); Vice President, DoubleLine Income Solutions Fund (since January 2013); Vice President, DoubleLine Opportunistic Credit Fund (since July 2011); Vice President, DoubleLine Funds Trust (since April 2011); Chief Risk Officer, DoubleLine Group LP (since June 2010). Formerly, Chief Operating Officer, DoubleLine Capital (from December 2009 through May 2010).

Winnie Han 1988	Assistant Treasurer	DBL/DSL: Indefinite/Since May 2017 DLY: Indefinite/Since Inception
Assistant Treasurer, DoubleLine Yield Opportunities Fund (since November 2019); Assistant Treasurer, DoubleLine Funds Trust (since May 2017); Assistant Treasurer, DoubleLine Opportunistic Credit Fund (since May 2017); Assistant Treasurer, DoubleLine Group LP (since March 2017); Formerly, Investment Accounting Supervisor, Alexandria Real Estate Equities, Inc. (June 2016 to March 2017); Formerly, Manager, PricewaterhouseCoopers (January 2011 to June 2016).

Earl A. Lariscy 1966	Vice President and Assistant Secretary	Indefinite/Vice President Since May 2012 and Assistant Secretary Since Inception
Vice President and Secretary, DoubleLine Yield Opportunities Fund (since November 2019); Vice President and Assistant Secretary, DoubleLine Income Solutions Fund (since January 2013); Vice President, DoubleLine Funds Trust (since May 2012); Vice President and Assistant Secretary, DoubleLine Opportunistic Credit Fund (since May 2012 and inception, respectively); General Counsel, DoubleLine Group LP (since April 2010).

David Kennedy 1964	Vice President	DBL/DSL: Indefinite/Since May 2012 DLY: Indefinite/Since Inception
Vice President, DoubleLine Yield Opportunities Fund (since November 2019); Vice President, DoubleLine Funds Trust (since May 2012); Vice President, DoubleLine Opportunistic Credit Fund (since May 2012); Vice President, DoubleLine Income Solutions Fund (since January 2013). Manager, Trading and Settlements, DoubleLine Group LP since December 2009).

Patrick A. Townzen 1978	Vice President	DBL/DSL: Indefinite/Since September 2012 DLY: Indefinite/Since Inception
Vice President, DoubleLine Yield Opportunities Fund (since November 2019); Vice President, DoubleLine Funds Trust (since September 2012); Vice President, DoubleLine Opportunistic Credit Fund (since September 2012); Chief Operating Officer, DoubleLine Group LP (since March 2023). Formerly, Director of Operations, DoubleLine Group LP (since March 2018), Manager of Operations, DoubleLine Group LP (from September 2012 to March 2018).

Annual Report	|	September 30, 2023	45

Trustees and Officers (Cont.)

Name And Year of Birth	Position(s) Held with the Fund	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years

Brady J. Femling 1987	Vice President	DBL/DSL: Indefinite/Since May 2017 DLY: Indefinite/Since Inception	Vice President, DoubleLine Yield Opportunities Fund (since November 2019); Vice President, DoubleLine Opportunistic Credit Fund (since May 2017); Vice President, DoubleLine Funds Trust (since May 2017); Senior Fund Accountant, DoubleLine Group LP (since April 2013). Formerly, Fund Accounting Supervisor, ALPS Fund Services (From October 2009 to April 2013).

Neal L. Zalvan 1973	Vice President	DBL/DSL: Indefinite/Since May 2017 DLY: Indefinite/Since Inception	Vice President, DoubleLine Yield Opportunities Fund (since November 2019); Vice President, DoubleLine Opportunistic Credit Fund (since May 2017); Vice President, DoubleLine Funds Trust (since May 2016); Vice President, DoubleLine Income Solutions Fund (since May 2016); Legal/Compliance, DoubleLine Group LP (since January 2013); Formerly, Anti-Money Laundering Officer, DoubleLine Yield Opportunities Fund (from November 2019 to September 2020); Anti-Money Laundering Officer, DoubleLine Capital LP, DoubleLine Opportunistic Credit Fund, DoubleLine Income Solutions Fund, DoubleLine Equity LP and DoubleLine Alternatives (from March 2016 to September 2020).

Jeffrey J. Sherman 1977	Vice President	Indefinite/Since Inception	Deputy Chief Investment Officer, DoubleLine (since June 2016); President and Portfolio Manager, DoubleLine Alternatives LP (since April 2015 and May 2015, respectively); Vice President, DoubleLine Income Solutions Fund (since January 2013); Vice President, DoubleLine Opportunistic Credit Fund (since July 2011); Vice President, DoubleLine Yield Opportunities Fund (since November 2019); Portfolio Manager, DoubleLine Capital LP (since September 2010); Fixed Income Asset Allocation, DoubleLine Capital LP (since December 2009).

Adam D. Rossetti 1978	Vice President	DBL/DSL: Indefinite/Since February 2019 DLY: Indefinite/Since Inception	Vice President, DoubleLine Yield Opportunities Fund (since November 2019); Vice President, DoubleLine Funds Trust (since February 2019); Vice President, DoubleLine Opportunistic Credit Fund (since February 2019); Chief Compliance Officer, DoubleLine Alternatives LP (since June 2015); Legal/Compliance, DoubleLine Group LP (since April 2015). Formerly, Chief Compliance Officer, DoubleLine Capital LP (from August 2017 to March 2018); Chief Compliance Officer, DoubleLine Equity LP (from August 2017 to March 2018); Chief Compliance Officer, DoubleLine Funds Trust (from August 2017 to March 2018); Chief Compliance Officer, DoubleLine Income Solutions Fund (from August 2017 to March 2018); Chief Compliance Officer, DoubleLine Opportunistic Credit Fund (from August 2017 to March 2018); Vice President and Counsel, PIMCO (from April 2012 to April 2015).

Grace Walker 1970	Assistant Treasurer	Indefinite/Since January 2020	Assistant Treasurer, DoubleLine Funds Trust (since January 2020); Assistant Treasurer, DoubleLine Opportunistic Credit Fund (since January 2020); Assistant Treasurer, DoubleLine Yield Opportunities Fund (since January 2020); Assistant Treasurer, DoubleLine Income Solutions Fund (since January 2020); Treasurer, DoubleLine Funds (Luxembourg) and DoubleLine Cayman Unit Trust (since March 2017). Formerly, Assistant Treasurer, DoubleLine Income Solutions Fund (from January 2013 to May 2017); Assistant Treasurer, DoubleLine Opportunistic Credit Fund (from March 2012 to May 2017); Assistant Treasurer, DoubleLine Funds Trust (from March 2012 to May 2017).

Dawn Oswald 1980	Vice President	Indefinite/Since January 2020	Vice President, DoubleLine Funds Trust (since January 2020); Vice President, DoubleLine Yield Opportunities Fund (since January 2020); Vice President, DoubleLine Income Solutions Fund (since January 2020); Vice President, DoubleLine Opportunistic Credit Fund (since January 2020); Pricing Manager, DoubleLine Group LP (since January 2018). Formerly, Operations Specialist, DoubleLine Group LP (from July 2016 to January 2018); Global Securities Fixed Income Valuation Senior Analyst, Capital Group (from April 2015 to July 2016). Global Securities Fair Valuation Analyst, Capital Group (from January 2010 to April 2015).

46	DoubleLine Opportunistic Credit Fund

Additional Information Regarding the Fund	(Unaudited) September 30, 2023

Summary of Fund Expenses
The following table is intended to assist investors in understanding the fees and expenses (annualized) that an investor in DoubleLine Opportunistic Credit Fund’s (the “Fund”) common shares of beneficial interest (the “Common Shares”) bears, directly or indirectly. The table reflects the use of leverage in the form of borrowings (e.g., loans, lines of credit) in an amount equal to 17.48% of the Fund’s managed assets and 21.18% of the Fund’s total net assets (with respect to each percentage, including the amounts of leverage obtained through the use of such instruments and/or borrowings), and shows Fund expenses as a percentage of net assets attributable to Common Shares. The percentage above does not reflect the Fund’s use of other forms of economic leverage, such as credit default swaps or other derivative instruments (where applicable). The table and the example below are based on the Fund’s capital structure as of September 30, 2023. The extent of the Fund’s assets attributable to leverage, and the Fund’s associated expenses, are likely to vary (perhaps significantly) from these figures over time.

Shareholder Transaction Expenses	Percentage of Offering Price

Sales Load Paid by Investors (1)	See Footnote 1 below

Dividend Reinvestment Plan Fees (2)	None

Annual Expenses	Percentage of Net Assets Attributable to Common Shares

Management Fees (3)	1.21%

Administration Fees (4)	0.02%

Interest Expense on Borrowed Funds (5)	1.23%

Other Expenses (6)	0.20%

Total Annual Expenses	2.66%

(1)
As of September 30, 2023, the Fund had an effective registration statement under which it may offer and sell additional Common Shares of the Fund. The maximum sales load paid by investors in an offering under that registration statement is presently expected to be 1.00% of the offering price.

(2)
You will pay brokerage charges if you direct your broker or the plan agent to sell your Common Shares that you acquired pursuant to a dividend reinvestment plan. You will also bear a pro rata share of brokerage commissions incurred in connection with open-market purchases pursuant to the Fund’s Dividend Reinvestment Plan. See “Dividend Reinvestment Plan”.

(3)
The Fund pays DoubleLine Capital LP (“DoubleLine” or the “Adviser”) a monthly management fee for its investment management services in an amount equal to 1.00% of the Fund’s average daily total managed assets. In accordance with the requirements of the Securities and Exchange Commission (the “SEC”), the table above shows the Fund’s management fee as a percentage of average net assets, which reflects the Fund’s use of leverage. “Total managed assets” means the total assets of the Fund (including assets attributable to any reverse repurchase agreements, dollar roll transactions or similar transactions, borrowings, and preferred shares that may be outstanding) minus accrued liabilities (other than liabilities in respect of reverse repurchase agreements, dollar roll transactions or similar transactions, and borrowings).

(4)
The Master Services Agreement between the Fund and U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (the “Administrator”), obligates the Fund to pay the Administrator a fee of 0.02% of the Fund’s average daily total managed assets for providing administration, bookkeeping, pricing, and other services to the Fund. The Administrator will also be reimbursed by the Fund for out-of-pocket expenses that are reasonably incurred by it in performing its duties under the Master Services Agreement.

(5)
Interest Expense on Borrowed Funds represents the Fund’s annualized interest expense based on the Fund’s total borrowings as of September 30, 2023 and the interest rate applicable on that date. The Fund’s credit facility is subject to floating interest rates and, therefore, the actual amount of interest expense borne by the Fund will vary over time in accordance with the level of the Fund’s use of borrowings, variations in market interest rates and/or the Fund’s borrowings outstanding. If the Fund were to engage in greater levels of borrowings or pay higher interest rates in connection with such borrowings, the actual Interest Expense on Borrowed Funds incurred as a percentage of net assets would be higher than that shown in the table.

(6)	Other expenses are estimated for the Fund’s fiscal year ending September 30, 2024.
Example
As required by relevant SEC regulations, the following example illustrates the expenses that you would pay on a $1,000 investment in Common Shares (and do not pay any Shareholder Transaction Expenses), assuming (a) the Fund’s net assets do not increase or decrease, (b) the Fund’s total annual expenses are 2.66% of net assets attributable to Common Shares in years 1 through 10 (assuming the Fund obtains leverage through borrowings in an amount equal to 17.48% of the Fund’s managed assets) and (c) a 5% annual return
(1)
:

	1 Year	3 Years	5 Years	10 Years

Total Expenses Incurred	$37	$92	$150	$306

(1)
The example above should not be considered a representation of future expenses. Actual expenses may be higher or lower than those shown.
The example assumes that “Interest Expense on Borrowed Funds”, “Other Expenses” and “Total Annual Expenses” set forth in the Annual Expenses table remain the same each year and that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% annual return shown in the example. In connection with the Fund’s offering of Common Shares under the Fund’s Shelf Registration (see Note 12), the table includes sales load and offering costs.

Annual Report	|	September 30, 2023	47

Additional Information Regarding the Fund (Cont.)

Market and Net Asset Value
The Fund’s Common Shares, which trade on the New York Stock Exchange (the “NYSE”), have traded both at a premium and a discount to their net asset value per Common Share (“NAV”).
The following table sets forth, for each of the periods indicated, the high and low closing market prices of the Fund’s Common Shares on the NYSE and the corresponding NAV and premium/discount to NAV on the days when the Fund’s Common Shares experienced such high and low closing market prices.

	Common Share Market Price		Common Share Net Asset Value		Premium (Discount) as a % of Net Asset Value

Quarter	High	Low	High	Low	High	Low

September 30, 2023	$14.90	$14.12	$14.56	$14.27	2.34%	-1.05%

June 30, 2023	$15.09	$14.20	$14.80	$14.26	1.96%	-0.42%

March 31, 2023	$15.58	$14.06	$15.06	$14.45	3.45%	-2.70%

December 31, 2022	$15.01	$13.85	$14.80	$14.22	1.42%	-2.60%

September 30, 2022	$16.27	$14.13	$16.03	$14.70	1.50%	-3.88%

June 30, 2022	$17.03	$15.13	$17.45	$15.92	-2.41%	-4.96%

March 31, 2022	$19.26	$16.26	$18.84	$17.39	2.23%	-6.50%

December 31, 2021	$19.93	$18.71	$19.45	$18.83	2.47%	-0.64%

(1)	Premium and discount information is shown for the days when the Fund experienced its high and low closing market prices, respectively, per share during the respective quarter.
The Fund’s NAV at the close of business on September 30, 2023 was $14.31 and the last reported sale price of a Common Share on the NYSE on that day was $14.58, representing a 1.89% premium to such NAV. As of September 30, 2023, the net assets of the Fund attributable to Common Shares were $236,059,677 and the Fund had outstanding 16,495,690 Common Shares.
Shares of a closed-end investment company, including the Fund, may frequently trade at prices lower than their net asset value per share. The Board of Trustees of the Fund will regularly monitor the relationship between the market price per Common Share and the NAV. If the Common Shares were to trade at a substantial discount to their NAV for an extended period of time, the Board of Trustees may consider the repurchase of the Fund’s Common Shares on the open market or in private transactions, the making of a tender offer for such shares or the conversion of the Fund to an open-end investment company or other actions. The Fund cannot assure you that the Board of Trustees will decide to take or propose any of these actions irrespective of the duration or amount of any discount to NAV at which the Fund’s Common Shares may trade, or that any actions taken will actually reduce any such discount.
Unresolved Staff Comments
The Fund does not believe that there are any material unresolved written comments, received 180 days or more before September 30, 2023 from the staff of the SEC regarding any of the Fund’s periodic or current reports under the Securities Exchange Act of 1934, as amended, or the 1940 Act, or its registration statement.

48	DoubleLine Opportunistic Credit Fund

Summary of Updated Information Regarding the Fund	(Unaudited) September 30, 2023

The following information in this annual report is a summary of certain information about the Fund and changes since the Fund’s last annual report to shareholders for the fiscal year ended September 30, 2023. This information may not reflect all of the changes that have occurred since you invested in the Fund.
Investment Objective and Strategies
There have been no material changes to the Fund’s investment objective or principal investment strategies since the Fund’s last annual report to shareholders.
The following summarizes the Fund’s current investment objective and principal investment strategies:
Investment Objective
To seek high total investment return by providing a high level of current income and the potential for capital appreciation. The Fund cannot assure you that it will achieve its investment objective. The Fund’s investment objective may be changed by the Fund’s Board without prior notice to or approval of the Fund’s shareholders.
Principal Investment Strategies
The Fund will seek to achieve its investment objective by investing in a portfolio of investments selected for their potential to provide high current income, growth of capital, or both. The Fund may invest in debt securities and income-producing investments of any kind, including, without limitation, residential and commercial mortgage-backed securities, asset-backed securities, U.S. Government securities, corporate debt, international sovereign debt, and short-term investments. Under normal circumstances, the Fund will invest at least 80% of its total assets in debt securities, convertible securities, loans and other securities or instruments that provide investment exposure to the credit of an issuer, obligor or counterparty, including through credit default swaps and other derivatives.
The Fund normally expects to invest at least 50% of its total assets in mortgage-backed securities of any kind and will normally invest at least 25% of its total assets in privately-issued (commonly known as “non-agency”) mortgage-
and asset-backed securities. The Fund may invest the remainder of its portfolio in, among other things, other debt securities or income-producing investments of any kind, based on the assessment by DoubleLine Capital LP (“DoubleLine” or the “Adviser”), the Fund’s investment adviser, of the potential returns and risks of different sectors of the debt security markets and of particular securities. The Fund may invest without limit in mortgage-backed securities, some or all of which may be rated below investment grade or unrated but judged by DoubleLine to be of comparable quality, although the Fund does not, as of September 30, 2023, expect to invest more than 50% of its total assets in below investment grade debt (or unrated debt of comparable quality). Exposures to mortgage-backed securities through derivatives or other financial instruments may be considered investments in mortgage-backed securities for these purposes.
The Fund may purchase mortgage- or asset-backed securities of any kind, including, by way of example, mortgage- or asset-related securities not subject to the credit support of the U.S. Government or any agency or instrumentality of the U.S. Government, including obligations backed or supported by sub-prime mortgages,
which are subject to certain special risks.
Mortgage- or asset-backed securities may include, among other things, securities issued or guaranteed by the U.S. Government, its agencies, or its instrumentalities or sponsored corporations, or securities of domestic or foreign private issuers. Mortgage- or asset-backed securities may be issued or guaranteed by banks or other financial institutions, special-purpose vehicles established for such purpose, or private issuers, or by government agencies or instrumentalities. Privately-issued mortgage-backed securities include any mortgage-backed security other than those issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities. Mortgage-backed securities may include, without limitation, interests in pools of residential mortgages or commercial mortgages, and may relate to domestic or non-U.S. mortgages.
Mortgage-backed securities include, but are not limited to, securities representing interests in, collateralized or backed by, or whose values are determined in whole or in part by reference to any number of mortgages or pools of mortgages or the payment experience of such mortgages or pools of mortgages, including Real Estate Mortgage Investment Conduits (“REMICs”), which could include resecuritizations of REMICs
(“Re-REMICs”),
mortgage pass-through securities, credit risk transfer securities, inverse floaters, collateralized mortgage obligations, collateralized loan obligations (“CLOs”), collateralized debt obligations (“CDOs”), multiclass pass-through securities, private mortgage pass-through securities, stripped mortgage securities (generally interest-only and principal-only securities), and securitizations of various receivables, including, for example, credit card and automobile finance receivables. Certain mortgage-backed securities in which the Fund may invest may represent an inverse interest-only class of security for which the holders are entitled to receive no payments of principal and are entitled only to receive interest at a rate that will vary inversely with a specified index or reference rate, or a multiple thereof.

Annual Report	|	September 30, 2023	49

Summary of Updated Information Regarding the Fund (Cont.)

The Fund may invest in any level of the capital structure of an issuer of mortgage-backed or asset-backed securities, including in risk retention tranches of collateralized mortgage-backed securities or other eligible securitizations, which are eligible residual interests held by the sponsors of such securitizations subject to the final rules implementing the credit risk retention requirements of Section 941 of the Dodd-Frank Act. The Fund may also invest in pools of loans through mortgage- or other asset-backed securities where a trust or other entity issues interests in the loans. Alternatively, the Fund may invest directly in pools of loans, itself or with other clients of the Adviser or its related parties. The Fund’s investments in loans and the loans underlying the asset-backed securities and similar obligations in which the Fund may invest may include loans that contain fewer or less restrictive constraints on the borrower than certain other types of loans (“covenant-lite” loans). The Fund may invest in CDOs (including CLOs and collateralized bond obligations (“CBOs”)) and other structured products sponsored or managed by, or otherwise affiliated with, the Adviser or related parties of the Adviser. Such investments may include investments in debt or equity interests issued by the CDO or structured product as well as investments purchased on the secondary market, and the Fund may invest in any tranche of the CDO or structured product, including an equity tranche.
The Fund may purchase other types of debt securities and other income-producing investments of any kind, including, by way of example, U.S. Government securities; debt securities issued by domestic or foreign corporations; obligations of foreign sovereigns or their agencies or instrumentalities; equity, mortgage, or hybrid real estate investment trust (“REIT”) securities; fixed and floating rate loans of any kind (including, among others, bank loans, participations, assignments, senior loans, delayed funding loans, revolving credit facilities, subordinated loans, debtor-in-possession loans
and exit facilities); municipal securities and other debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; payment-in-kind securities; zero-coupon bonds;
inflation-indexed bonds; structured notes and other hybrid instruments; catastrophe bonds and other event-linked bonds; credit-linked trust certificates; preferred securities; commercial paper, and cash and cash equivalents. The rate of interest on the debt and other income-producing investments that the Fund may purchase may be fixed, floating, or variable.
The Fund may invest in fixed and floating rate loans of any kind (including, among others, assignments, participations, subordinated loans, debtor-in-possession loans,
and exit facilities) and other securities bearing fixed or variable interest rates of any maturity.
The Fund may not purchase any security if as a result 25% or more of the Fund’s total assets (taken at current value) would be invested in a single industry, except that the Fund under normal circumstances will invest at least 25% of its total assets in mortgage-backed and other asset-backed securities not issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities and other investments that DoubleLine determines have the same primary economic characteristics and such securities will be considered to be issued by issuers in a single industry.
The Fund may invest in securities of any credit quality, although DoubleLine does not, as of September 30, 2023, expect that the Fund will invest more than 50% of its total assets in securities rated below investment grade or unrated securities judged by DoubleLine to be of comparable quality. In addition, DoubleLine does not, as of September 30, 2023, expect that the Fund will invest more than 10% of its total assets in corporate debt securities (excluding mortgage-backed securities) or sovereign debt instruments rated Caa or below by Moody’s Investors Service, Inc. (“Moody’s”) and CCC or below by Standard & Poor’s Rating Services (“S&P”) (or unrated securities determined by the Adviser to be of comparable quality). Securities rated below Caa/CCC may include obligations already in default. In the case of split ratings, DoubleLine will categorize the security according to the highest rating assigned.
The Fund may invest in securities of any maturity or no maturity or negative duration, and the Fund’s average duration will vary from time to time, potentially significantly, depending on DoubleLine’s assessment of market conditions and other factors. Duration is a measure of the expected life of a debt instrument that is used to determine the sensitivity of a security’s price to changes in interest rates. For example, the value of a portfolio of debt securities with an average duration of four years would generally be expected to decline by approximately 4% if interest rates rose by one percentage point. Effective duration is a measure of the Fund’s portfolio duration adjusted for the anticipated effect of interest rate changes on bond and mortgage prepayment rates. DoubleLine retains broad discretion to modify the Fund’s duration within a wide range, including the discretion to construct a portfolio of investments for the Fund with a negative duration.
The Fund may hold common stocks and other equity securities from time to time, including, among others, those it has received through the conversion of a convertible security held by the Fund or in connection with the restructuring of a debt security. The Fund may invest in securities that have not been registered for public sale, including securities eligible for purchase and sale pursuant to Rule 144A or Regulation S under the Securities Act of 1933, as amended, and other securities issued in private placements. The Fund also may invest without limit in securities of other open-
or closed-end investment
companies, including exchange-traded funds (“ETFs”). The Fund may invest in securities of companies with small and medium market capitalizations.

50	DoubleLine Opportunistic Credit Fund

(Unaudited) September 30, 2023

The Fund may invest in securities of issuers domiciled or organized in jurisdictions other than the United States (“foreign issuers”). However, the Fund will not normally invest more than 30% of its total assets in issuers domiciled or organized in emerging market countries.
The Fund will normally not invest more than 15% of its total assets in illiquid securities (investments that the Fund cannot reasonably expect to be sold or disposed of in current market conditions in seven (7) calendar days or less without the sale or disposition significantly changing the market value of the instrument).
The Fund may use repurchase and reverse repurchase agreements for any investment purpose, including to create investment leverage in the Fund’s portfolio.
DoubleLine allocates the Fund’s assets among market sectors, and among investments within those sectors, in an attempt to construct a portfolio providing a high level of current income and the potential for capital appreciation consistent with what DoubleLine considers an appropriate level of risk in light of market conditions prevailing at the time. DoubleLine will select investments over time to implement its long-term strategic investment view. It also will buy and sell securities opportunistically in response to short-term market, economic, political, or other developments or otherwise as opportunities may present themselves.
Portfolio securities may be sold at any time. Sales may occur when the Adviser determines to take advantage of a better investment opportunity, because the Adviser believes the portfolio securities no longer represent relatively attractive investment opportunities, because the Adviser perceives a deterioration in the credit fundamentals of the issuer, or because the Adviser believes it would be appropriate for other investment reasons, such as to adjust the duration or other characteristics of the Fund’s investment portfolio.
Note regarding investment limitations
Where the foregoing states that the Fund or the Adviser will not, or does not intend to, make investments in excess of a stated percentage of the Fund’s total assets, “total assets” includes amounts of leverage obtained through the use of reverse repurchase agreements, dollar roll transactions or similar transactions, borrowings, and/or issuances of preferred shares. With respect to any reverse repurchase agreement, dollar roll transaction or similar transaction, “total assets” includes any proceeds from the sale of an asset of the Fund to a counterparty in such a transaction, in addition to the value of the asset so sold as of the relevant measuring date. Except as otherwise noted, all percentages apply only at the time of investment.
Derivatives
The Fund may use various derivatives strategies as a substitute for cash investments, for hedging purposes or to gain, or reduce, long or short exposure to one or more asset classes, issuers or reference assets, or to manage the dollar-weighted average effective duration of the Fund’s portfolio. The Fund also may enter into derivatives transactions with the purpose or effect of creating investment leverage. The Fund reserves the right to invest in derivatives of any kind and for any investment purpose, including, for example, the following: forward contracts, futures contracts and options on futures contracts, in order to gain efficient long or short investment exposures as an alternative to cash investments or to hedge against portfolio exposures; interest rate swaps, in order to gain indirect long or short exposures to interest rates, issuers, or currencies or to hedge against portfolio exposures; and total return swaps and credit derivatives, put and call options, and exchange-traded and structured notes, in order to take indirect long or short positions on indexes, securities, currencies, commodities or other indicators of value or to hedge against portfolio exposures. The Fund may, for hedging purposes or as a substitute for direct long or short investments in debt securities, make use of credit default swaps. The Fund may engage in short sales, either to earn additional return or to hedge existing investments.
Leverage
The Fund currently uses, and may in the future use, financial leverage. U.S. Bank has made available to the Fund a $65,000,000 committed credit facility. Interest charged is at the rate of one-month daily SOFR plus the Term SOFR adjustment of 0.10% plus the applicable margin of 0.75%, subject to certain conditions that may cause the rate of interest to increase. The Fund pledges its assets as collateral to secure obligations under the credit agreement. The Fund retains the risks and rewards of the ownership of assets pledged to secure obligations under the credit agreement. In the event the credit agreement is terminated, the Fund may be required to sell securities in order to pay amounts due thereunder, and there can be no assurance that the Fund will be able to obtain a replacement source of leverage.
In addition to the credit facility, the Fund may add leverage to its portfolio by using reverse repurchase agreements, dollar roll transactions or similar transactions. The Fund also may enter into transactions other than borrowings, reverse repurchase agreements, dollar roll transactions or similar transactions that may give rise to a form of leverage or that have leverage embedded in them, including, among others, the issuance of preferred shares, inverse floaters and related securities, credit default swap contracts and/or other transactions. Other such transactions include loans of portfolio securities, transactions involving derivative

Annual Report	|	September 30, 2023	51

Summary of Updated Information Regarding the Fund (Cont.)

instruments, short sales and when-issued, delayed delivery, and forward commitment transactions. These transactions may represent a form of investment leverage and will create special risks. The use of these forms of additional leverage will increase the volatility of the Fund’s investment portfolio and could result in larger losses than if the strategies were not used.
The Fund will use leverage opportunistically and may choose to increase, decrease, or eliminate its use of leverage over time and from time to time based on DoubleLine’s assessment of the yield curve environment, interest rate trends, market conditions, and other factors. There is no assurance that the Fund will issue preferred shares, borrow money through loans or draw on lines of credit from banks or other credit facilities, enter into reverse repurchase agreements, or dollar roll transactions and/or use other forms of leverage. If used, there is no assurance that the Fund’s leveraging strategies will be successful. The use of leverage will increase the volatility of the performance of the Fund’s investment portfolio and could result in the Fund experiencing greater losses than if leverage were not used. The net proceeds the Fund obtains from the use of leverage will be invested in accordance with the Fund’s investment objective and policies as described in the Fund’s Prospectus. So long as the rate of return, net of applicable Fund expenses, on the investments purchased by the Fund exceeds the costs of such leverage to the Fund, the use of leverage should help the Fund to achieve an investment return greater than it would if it were not leveraged, although use of leverage may result in losses greater than if the Fund had not used leverage.
The 1940 Act generally prohibits the Fund from engaging in most forms of leverage representing indebtedness unless immediately after the issuance of the leverage the Fund has satisfied the asset coverage test with respect to senior securities representing indebtedness prescribed by the 1940 Act; that is, the value of the Fund’s total assets less all liabilities and indebtedness not represented by senior securities (for these purposes, “total net assets”) is at least 300% of the senior securities representing indebtedness (effectively limiting the use of leverage through senior securities representing indebtedness to 33 1/3% of the Fund’s total net assets, including assets attributable to such leverage). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its common shares of beneficial interest (the “Common Shares”) unless, at the time of such declaration, this asset coverage test is satisfied with respect to indebtedness other than certain privately arranged debt that is not intended to be publicly distributed.
Rule 18f-4 under the 1940 Act (the “Derivatives Rule”) regulates a registered investment company’s use of derivatives and certain other transactions that create future payment and/or delivery obligations by the Fund. The Derivatives Rule prescribes specific value-at-risk limits for certain derivatives users and requires certain derivatives users to adopt and implement a derivatives risk management program (including the appointment of a derivatives risk manager and the implementation of certain testing requirements), and prescribes reporting requirements in respect of derivatives. Subject to certain conditions, if a fund qualifies as a “limited derivatives user,” as defined in the Derivatives Rule, it is not subject to the full requirements of the Derivatives Rule. In connection with the adoption of the Derivatives Rule, the Securities and Exchange Commission (the “SEC”) rescinded certain of its prior guidance regarding asset segregation and coverage requirements in respect of derivatives transactions and related instruments. With respect to reverse repurchase agreements or other similar financing transactions in particular, the Derivatives Rule permits a fund to enter into such transactions if the fund either (i) complies with the asset coverage requirements of Section 18 of the 1940 Act, and combines the aggregate amount of indebtedness associated with all reverse repurchase agreements and similar financing with the aggregate amount of any other senior securities representing indebtedness when calculating the relevant asset coverage ratio, or (ii) treats all reverse repurchase agreements and similar financing transactions as derivatives transactions for all purposes under the Derivatives Rule.
The Fund has adopted procedures for investing in derivatives and other transactions in compliance with the Derivatives Rule. As of September 30, 2023, the Fund was a limited derivatives user under the Derivatives Rule. As a limited derivatives user, the Fund’s derivatives exposure, excluding certain currency and interest rate hedging transactions, may not exceed 10% of its net assets. This restriction is not fundamental and may be changed by the Fund without a shareholder vote. Compliance with the Derivatives Rule could adversely affect the value or performance of the Fund. Limits or restrictions applicable to the counterparties or issuers, as applicable, with which the Fund may engage in derivative transactions could also limit or prevent the Fund from using certain instruments.
Additional or other new regulations or guidance issued by the SEC or the Commodity Futures Trading Commission (the “CFTC”) or their staffs could, among other things, restrict the Fund’s ability to engage in leveraging and derivatives transactions, and the Fund may be unable to execute its investment strategy as a result.
Because the fees received by the Adviser are based on the total managed assets of the Fund (including assets attributable to any reverse repurchase agreements, dollar roll transactions or similar transactions, borrowings, and preferred shares that may be outstanding) minus accrued liabilities (other than liabilities in respect of reverse repurchase agreements, dollar roll transactions or similar transactions, and borrowings), there is a financial incentive for the Adviser to cause the Fund to use leverage, which creates

52	DoubleLine Opportunistic Credit Fund

(Unaudited) September 30, 2023

a conflict of interest between the Adviser, on the one hand, and the holders of the Common Shares (the “Common Shareholders”), on the other hand.
Leveraging is a speculative technique and there are special risks and costs involved. By using leverage, the Fund will seek to obtain a higher return for Common Shareholders than if the Fund did not use leverage. The Fund cannot assure you that any use of borrowings, an issuance of preferred shares, the use of reverse repurchase agreements, or dollar roll transactions, and/or the use of derivatives strategies will result in a higher investment return on your Common Shares, and it may result in losses. When leverage is used, the NAV and market price of the Common Shares and the yield to Common Shareholders will be more volatile. Leveraging transactions pursued by the Fund may increase its duration and sensitivity to interest rate movements. In addition, fees and expenses of repurchase agreements and borrowings, any future issuance of preferred shares, and other forms of leverage borne by the Fund are borne entirely by the Common Shareholders and not by preferred shareholders, if any, and will reduce the investment return of the Common Shares.
Effects of Leverage
Assuming the Fund uses leverage in the form of borrowings representing 17.48% of the Fund’s total managed assets (including the amounts of leverage obtained through such borrowings), which reflects approximately the percentage of the Fund’s total assets attributable to such borrowings as of September 30, 2023, at an annual effective interest expense of 6.20% payable by the Fund on such borrowings (based on market interest rates as of September 30, 2023), the annual return that the Fund’s portfolio must experience in order to cover such costs of the borrowings would be 1.08%.
The information below is designed to illustrate the effects of leverage through the use of certain senior securities under the 1940 Act, and does not reflect the Fund’s use of certain other forms of economic leverage achieved through the use of other instruments or transactions, such as reverse repurchase agreements, dollar roll transactions, credit default swaps, total return swaps or other derivative instruments. Of course, these figures are merely estimates based on current market conditions, used for illustration purposes only.
These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. Your actual returns may be greater or less than those appearing below. In addition, actual expenses associated with borrowings or other forms of leverage, if any, used by the Fund may vary frequently and may be significantly higher or lower than the rate used for the example below.

Assumed Portfolio Total Return	(10.00)%	(5.00)%	0.00%	5.00%	10.00%

Common Share Total Return	(13.43)%	(7.37)%	(1.31)%	4.74%	10.80%
Common Shares total return is composed of two elements—the distributions paid by the Fund to holders of Common Shares (the amount of which is largely determined by the net investment income of the Fund after paying interest expenses on the Fund’s leveraging transactions as described above and other Fund expenses) and gains or losses on the value of the securities and other instruments the Fund owns. As required by SEC rules, the table assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the income it receives on its investments is entirely offset by Fund expenses and losses in the value of those investments.
The Fund’s willingness to use leverage, and the extent to which leverage is used at any time, will depend on many factors, including, among other things, DoubleLine’s assessment of the yield curve environment, interest rate trends, market conditions and other factors.
Principal Risk Factors
Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or even all of your investment. The section below does not describe all risks associated with an investment in the Fund. Additional risks and uncertainties also may adversely affect and impair the Fund.
Market discount risk
As with any stock, the price of the Common Shares will fluctuate with market conditions and other factors. If you sell your Common Shares, the price received may be more or less than your original investment. The Common Shares are designed for long-term investors and should not be treated as trading vehicles. Shares of closed-end management
investment companies frequently trade at a discount from their NAV. The Fund cannot assure you that Common Shares will trade at a price equal to or higher than NAV in the future, and they may trade at a price lower than NAV. In addition to the Fund’s NAV, the Fund’s market price may be affected by factors related to the Fund such as dividend payments (which will in turn be affected by Fund expenses, including the costs of the

Annual Report	|	September 30, 2023	53

Summary of Updated Information Regarding the Fund (Cont.)

Fund’s leverage, amounts of interest payments made by the Fund’s portfolio holding
s, appreciation/depreciation of the Fund’s portfolio holdings, regulations affecting the timing and character of Fund distributions, and other factors), portfolio credit quality, liquidity, call protection, market supply and demand and similar factors relating to the Fund’s portfolio holdings. The Fund’s market price may also be affected by general market or economic conditions, including market trends affecting securities values generally or values of closed-end fund
shares more specifically.
Issuer risk
Issuer risk is the risk that the market price of securities may go up or down, sometimes rapidly or unpredictably, including due to factors affecting securities markets generally, particular industries represented in those markets, or the issuer itself.
Investment and market risk
An investment in Common Shares is subject to investment risk, including the possible loss of the entire principal amount invested.
An investment in Common Shares represents an indirect investment in the securities and other instruments owned by the Fund. The market price of securities and other instruments may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting markets generally, particular industries represented in those markets, or the issuer itself. The values of securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities generally have greater price volatility than bonds and other debt securities. Common Shares are subject to the risk that markets will perform poorly or that the returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of investments. Markets may, in response to governmental actions or intervention, political, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity. Certain securities may be difficult to value during such periods. The value of securities and other instruments traded in over-the-counter markets,
like other market investments, may move up or down, sometimes rapidly and unpredictably. Further, the value of securities and other instruments held by the Fund may decline in value due to factors affecting securities markets generally or particular industries. These risks may be heightened for fixed income securities due to the current historically low interest rate environment.
Credit risk
Credit risk is the risk that an issuer or counterparty will fail to pay its obligations to the Fund when they are due. If an investment’s issuer or counterparty fails to pay interest or otherwise fails to meet its obligations to the Fund, the Fund’s income might be reduced and the value of the investment might fall or be lost entirely. Financial strength and solvency of an issuer are the primary factors influencing credit risk. Changes in the financial condition of an issuer or counterparty, changes in specific economic, social or political conditions that affect a particular type of security, other instrument or an issuer, and changes in economic, social or political conditions generally can increase the risk of default by an issuer or counterparty, which can affect a security’s or other instrument’s credit quality or value and an issuer’s or counterparty’s ability to pay interest and principal when due. The values of lower-quality debt securities (including debt securities commonly referred to as “high yield” securities and “junk” bonds) and floating rate loans, tend to be particularly sensitive to these changes. The values of securities also may decline for a number of other reasons that relate directly to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets. Credit risk is heightened to the extent the Fund has fewer counterparties.
In addition, lack of or inadequacy of collateral or credit enhancements for a fixed income security may affect its credit risk. Credit risk of a security may change over time, and securities which are rated by rating agencies may be subject to downgrade, which may have an indirect impact on the market price of securities. Ratings are only opinions of the agencies issuing them as to the likelihood of re-payment. They
are not guarantees as to quality and they do not reflect market risk.
During periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, delinquencies and losses generally increase, sometimes dramatically, with respect to debt securities and other obligations of all kinds.
Mortgage-backed securities risks
Mortgage-backed securities include, among other things, participation interests in pools of residential mortgage loans purchased from individual lenders by a federal agency or originated and issued by private lenders and involve, among others, the following risks:
Credit and Market Risks of Mortgage-Backed Securities.
 Investments by the Fund in fixed rate and floating rate mortgage-backed securities will entail credit risks (
i.e.
, the risk
of non-payment of
interest and principal) and market risks (
i.e.
, the risk that interest

54	DoubleLine Opportunistic Credit Fund

(Unaudited) September 30, 2023

rates and other factors could cause the value of the instrument to decline). Many issuers or servicers of mortgage-backed securities guarantee timely payment of interest and principal on the securities, whether or not payments are made when due on the underlying mortgages. This kind of guarantee generally increases the quality of a security, but does not mean that the security’s market value and yield will not change. The values of mortgage-backed securities may change because of changes in the market’s perception of the credit quality of the assets held by the issuer of the mortgage-backed securities or an entity, if any, providing credit support in respect of the mortgage-backed securities. In addition, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such securities, reducing the values of those securities or in some cases rendering them worthless. The Fund also may purchase securities that are not guaranteed or subject to any credit support, or that are subordinate in their right to receive payment of interest and repayment of principal to other classes of the issuer’s securities. An investment in a privately issued mortgage-backed security is generally less liquid and subject to greater credit risks than an investment in a mortgage-backed security that is issued or otherwise guaranteed by a federal government agency or sponsored corporation.
Mortgage-backed securities may be structured similarly to collateralized debt obligations (“CDOs”) and may be subject to similar risks. For example, the cash flows from the collateral held by the mortgage-backed security may be split into two or more portions, called tranches, varying in risk and yield. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity or “first loss” tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. Interest holders in senior tranches are entitled to the lowest interest rates but are generally subject to less credit risk than more junior tranches because, should there be any default, senior tranches are typically paid first. The most junior tranches, such as equity tranches, typically are due to be paid the highest interest rates but suffer the highest risk of loss should the holder of an underlying mortgage loan default. If some loans default and the cash collected by the issuer of the mortgage-backed security is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first.
Like bond investments, the value of fixed rate mortgage-backed securities will tend to rise when interest rates fall, and fall when rates rise. Floating rate mortgage-backed securities generally tend to have more moderate changes in price when interest rates rise or fall, but their current yield will generally be affected. In addition, the mortgage-backed securities market in general may be adversely affected by changes in governmental legislation or regulation. Factors that could affect the value of a mortgage-backed security include, among other things, the types and amounts of insurance which an individual mortgage or that specific mortgage- backed security carries, the default and delinquency rate of the mortgage pool, the amount of time the mortgage loan has been outstanding, the loan-to-value ratio
of each mortgage and the amount of overcollateralization or undercollateralization of a mortgage pool. The Fund may invest in mortgage-backed securities that are subordinate in their right to receive payment of interest and repayment of principal to other classes of the issuer’s securities.
The residential mortgage market in the United States has experienced difficulties at times, and the same or similar events may adversely affect the performance and market value of certain of the Fund’s mortgage-related investments. Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) generally increase in a recession and potentially could begin to increase again. A decline in or flattening of housing values (as has been experienced and may again be experienced in many housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans may be more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Reduced investor demand for mortgage-related securities could result in limited new issuances of mortgage-related securities and limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities and limit the availability of attractive investment opportunities for the Fund.
The values of mortgage-backed securities may be substantially dependent on the servicing of the underlying mortgage pools, and therefore are subject to risks associated with the negligence or malfeasance by their servicers and to the credit risk of their servicers. In certain circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying collateral.
Some government sponsored mortgage-related securities are backed by the full faith and credit of the United States. The Government National Mortgage Association (“Ginnie Mae”), the principal guarantor of such securities, is a wholly owned United States government corporation within the Department of Housing and Urban Development. Other government-sponsored mortgage-related securities are not backed by the full faith and credit of the United States government. Issuers of such securities include Fannie Mae (formally known as the Federal National Mortgage Association) and Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation). Fannie Mae is a government-sponsored corporation which is subject to general regulation by the Secretary of Housing and Urban Development. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae. Freddie Mac is a stockholder-owned corporation chartered by Congress

Annual Report	|	September 30, 2023	55

Summary of Updated Information Regarding the Fund (Cont.)

and subject to general regulation by the Department of Housing and Urban Development. Participation certificates representing interests in mortgages from Freddie Mac’s national portfolio are guaranteed as to the timely payment of interest and ultimate collection of principal by Freddie Mac. The U.S. government has provided financial support to Fannie Mae and Freddie Mac in the past, but there can be no assurances that it will support these or other government-sponsored entities in the future.
During periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, delinquencies and losses generally increase, sometimes dramatically, with respect to securitizations involving mortgage loans and other obligations underlying mortgage-backed securities.
Prepayment, Extension and Redemption Risks of Mortgage-Backed Securities.
 Mortgage-backed securities may reflect an interest in monthly payments made by the borrowers who receive the underlying mortgage loans. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and historically have often paid them off sooner. When a prepayment happens, a portion of the mortgage-backed security which represents an interest in the underlying mortgage loan will be prepaid. A borrower is more likely to prepay a mortgage which bears a relatively high rate of interest. This means that in times of declining interest rates, a portion of the Fund’s higher yielding securities are likely to be redeemed and the Fund will probably be unable to replace them with securities having as great a yield. Prepayments can result in lower yields to shareholders. The increased likelihood of prepayment when interest rates decline also limits market price appreciation. This is known as prepayment risk. Mortgage-backed securities also are subject to extension risk. Extension risk is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security which was considered short or intermediate term into a long-term security. The values of long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities. In addition, a mortgage-backed security may be subject to redemption at the option of the issuer. If a mortgage-backed security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem or pay-off the
security, which could have an adverse effect on the Fund’s ability to achieve its investment objective.
Liquidity Risk of Mortgage-Backed Securities.
 The liquidity of mortgage-backed securities varies by type of security; at certain times the Fund may encounter difficulty in disposing of such investments. Investments in privately issued mortgage-backed securities may have less liquidity than mortgage-backed securities that are issued by a federal government agency or sponsored corporation. Because mortgage-backed securities have the potential to be less liquid than other securities, the Fund may be more susceptible to liquidity risks than funds that invest in other securities. In the past, in stressed markets, certain types of mortgage- backed securities suffered periods of illiquidity when disfavored by the market. It is possible that the Fund may be unable to sell a mortgage-backed security at a desirable time or at the value the Fund has placed on the investment.
Collateralized Mortgage Obligations (“CMOs”) Risks.
 CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. The expected average life of CMOs is determined using mathematical models that incorporate prepayment assumptions and other factors that involve estimates of future economic and market conditions. These estimates may vary from actual future results, particularly during periods of extreme market volatility. Further, under certain market conditions, the average weighted life of certain CMOs may not accurately reflect the price volatility of such securities. For example, in periods of supply and demand imbalances in the market for such securities and/or in periods of sharp interest rate movements, the prices of CMOs may fluctuate to a greater extent than would be expected from interest rate movements alone. CMOs issued by private entities are not obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and are not guaranteed by any government agency, although the securities underlying a CMO may be subject to a guarantee. Therefore, if the collateral securing the CMO, as well as any third party credit support or guarantees, is insufficient to make payments when due, the holder could sustain a loss.
With respect to risk retention tranches (i.e., eligible residual interests initially held by the sponsors of collateralized mortgage-backed securities and other eligible securitizations pursuant to the U.S. Risk Retention Rules), a third-party purchaser, such as the Fund, must hold its retained interest, unhedged, for at least five years following the closing of the securitization transaction, after which it is entitled to transfer its interest in the securitization to another person that meets the requirements for a third-party purchaser. Even after the required holding period has expired, due to the limited market for such investments, no assurance can be given as to what, if any, exit strategies will ultimately be available for any given position. In addition, there is limited guidance on the application of the laws and regulations applicable to such investments. There can be no assurance that the applicable federal agencies charged with the implementation of the Final U.S. Risk Retention Rules (the FDIC, the Comptroller of the Currency, the Federal Reserve Board, the SEC, the Department of Housing and Urban Development, and the Federal Housing Finance Agency) could not take positions in the future that differ from the interpretation of such rules taken or embodied in such securitizations, or that the Final U.S. Risk Retention Rules will not change. Furthermore, in situations where the Fund invests in risk retention tranches of securitizations structured by third parties, the Fund may be required to execute one or more letters or other agreements, the

56	DoubleLine Opportunistic Credit Fund

(Unaudited) September 30, 2023

exact form and nature of which will vary (each, a “Risk Retention Agreement”) under which it will make certain undertakings designed to ensure such securitization complies with the Final U.S. Risk Retention Rules. Such Risk Retention Agreements may include a variety of representations, warranties, covenants and other indemnities, each of which may run to various transaction parties. If the Fund breaches any undertakings in any Risk Retention Agreement, it will be exposed to claims by the other parties thereto, including for any losses incurred as a result of such breach.
Adjustable Rate Mortgages (“ARMs”) Risks.
 ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, many ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Alternatively, certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is used to reduce the then-outstanding principal balance of the ARM. In addition, certain ARMs may provide for an initial fixed, below-market or teaser interest rate. During this initial fixed-rate period, the payment due from the related mortgagor may be less than that of a traditional loan. However, after the teaser rate expires, the monthly payment required to be made by the mortgagor may increase significantly when the interest rate on the mortgage loan adjusts. This increased burden on the mortgagor may increase the risk of delinquency or default on the mortgage loan and in turn, losses on the mortgage-backed security into which that loan has been bundled.
Interest and Principal Only Securities Risks.
 Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of debt instruments, such as mortgage loans. In one type of stripped mortgage-backed security, one class will receive all of the interest from the mortgage assets (the interest-only, or “IO” class), while the other class will receive all of the principal from the mortgage assets (the principal-only, or “PO” class). The yield to maturity (the expected rate of return on a bond if held until the end of its lifetime) on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity from these securities. If the assets underlying the IO class experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully, or at all, its initial investment in these securities. PO class securities tend to decline in value if prepayments are slower than anticipated.
Inverse Floaters and Related Securities Risks.
 Investments in inverse floaters and similar instruments expose the Fund to the same risks as investments in debt securities and derivatives, as well as other risks, including those associated with increased volatility. An investment in these securities typically will involve greater risk than an investment in a fixed rate security. Distributions on inverse floaters and similar instruments will typically bear an inverse relationship to short-term interest rates and typically will be reduced or, potentially, eliminated as interest rates rise. The rate at which interest is paid on an inverse floater may vary by a magnitude that exceeds the magnitude of the change in a reference rate of interest (typically a short-term interest rate), and the market prices of inverse floaters may as a result be highly sensitive to changes in interest rates and in prepayment rates on the underlying securities, and may decrease in value significantly when interest rates or prepayment rates change. The effect of the reference rate multiplier in inverse floaters is associated with greater volatility in their market values. Investments in inverse floaters and similar instruments that have mortgage-backed securities underlying them will expose the Fund to the risks associated with those mortgage-backed securities and the values of those investments may be especially sensitive to changes in prepayment rates on the underlying mortgage-backed securities.
Commercial Mortgage-Backed Securities (“CMBS”) Risks.
 CMBS include securities that reflect an interest in, or are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.
REIT risk
The Fund may invest in REITs. REITs are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. REITs are subject to management fees and other expenses, and so the Fund will bear its proportionate share of the costs of the REITs’ operations. There are three general categories of REITs: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest primarily in direct fee ownership or leasehold ownership of real property and derive most of their income from rents, are generally affected by changes in the values of and

Annual Report	|	September 30, 2023	57

Summary of Updated Information Regarding the Fund (Cont.)

incomes from the properties they own. Mortgage REITs invest mostly in mortgages on real estate, which may secure, for example, construction, development or long-term loans, and the main source of their income is mortgage interest payments. Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate, and thus may be subject to risks associated with both real estate ownership and investments in mortgage-related investments. Along with the risks common to different types of real estate-related investments, REITs, no matter the type, involve additional risk factors, including poor performance by the REIT’s manager, adverse changes to the tax laws, and the possible failure by the REIT to qualify for the favorable tax treatment applicable to REITs under the Internal Revenue Code of 1986, as amended (the “Code”), or an exemption under the 1940 Act. REITs are not diversified and are heavily dependent on cash flow earned on the property interests they hold.
Equity REITs, which invest primarily in direct fee ownership or leasehold ownership of real property and derive most of their income from rents, are generally affected by changes in the values of and incomes from the properties they own. Mortgage REITs invest mostly in mortgages on real estate, which may secure, for example, construction, development or long-term loans, and the main source of their income is mortgage interest payments. Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate, and thus may be subject to risks associated with both real estate ownership and mortgage-related investments. Along with the risks common to different types of real estate-related investments, REITs, no matter the type, involve additional risk factors, including poor performance by the REIT’s manager, adverse changes to the tax laws, and the possible failure by the REIT to qualify for the favorable tax treatment applicable to REITs under the Code or an exemption under the 1940 Act. REITs are not diversified and are heavily dependent on cash flow earned on the property interests they hold.
Mortgage REITs are exposed to the risks specific to the real estate market as well as the risks that relate specifically to the way in which mortgage REITs are organized and operated. Mortgage REITs receive principal and interest payments from the owners of the mortgaged properties. Accordingly, mortgage REITs are subject to the credit risk of the borrowers to whom they extend credit, and are subject to the risks described under “Mortgage-Backed Securities Risk” and “Debt Securities Risk.” Mortgage REITs are also subject to significant interest rate risk. Mortgage REITs typically use leverage and many are highly leveraged, which exposes them to the risks of leverage. Leverage risk refers to the risk that leverage created from borrowing may impair a mortgage REIT’s liquidity, cause it to liquidate positions at an unfavorable time and increase the volatility of the values of securities issued by the mortgage REIT. The use of leverage may not be advantageous to a mortgage REIT. To the extent that a mortgage REIT incurs significant leverage, it may incur substantial losses if its borrowing costs increase or if the assets it purchases with leverage decrease in value.
The Fund’s investment in a REIT may result in the Fund making distributions that constitute a return of capital to Fund shareholders for federal income tax purposes. In addition, distributions attributable to REITs made by the Fund to Fund shareholders will not qualify for the corporate dividends-received deduction, or, generally, for treatment as qualified dividend income. Certain distributions made by the Fund attributable to dividends received by the Fund from REITs may qualify as “qualified REIT dividends” in the hands of non-corporate shareholders.
Below investment grade/high yield securities risk
Debt instruments rated below investment grade and debt instruments that are unrated and of comparable or lesser quality are predominantly speculative and considered vulnerable to nonpayment and their issuers to be dependent on favorable business, financial and economic conditions to meet their financial commitments. They are usually issued by companies without long track records of sales and earnings or by companies with questionable credit strength. These instruments, which include debt securities commonly known as “junk bonds,” have a higher degree of default risk and may be less liquid than higher-rated bonds. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of high yield investments generally, general economic downturn, and less secondary market liquidity. This potential lack of liquidity may make it more difficult for the Fund to value these instruments accurately. An economic downturn could severely affect the ability of issuers (particularly those that are highly leveraged) to service their debt obligations or to repay their obligations upon maturity.
Interest rate risk
Interest rate risk is the risk that debt instruments will change in value because of changes in interest rates. Interest rate changes may affect the value of a fixed income instrument directly (especially in the case of fixed rate instruments) and indirectly
(especially in the case of adjustable-rate instruments). The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to changes in interest rates than a similar instrument with a shorter duration. Bonds and other debt instruments typically have a positive duration. The value of a debt instrument with positive duration will generally decline if interest rates increase. Certain other investments, such as inverse floaters and certain derivative instruments, may have a negative

58	DoubleLine Opportunistic Credit Fund

(Unaudited) September 30, 2023

duration. The value of instruments with a negative duration will generally decline if interest rates decrease. Inverse floaters, interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments. The prices of long-term debt obligations generally fluctuate more than prices of short-term debt obligations as interest rates change. Because the Fund’s weighted average effective duration generally will fluctuate as interest rates change, the Common Share NAV and market price per share may tend to fluctuate more in response to changes in market interest rates than if the Fund invested mainly in short-term debt securities. During periods of rising interest rates, the average life of certain types of securities may extend due to lower than expected rates of pre-payments, which
could cause the securities’ durations to extend and expose the securities to more price volatility. This may lock in a below market yield, increase the security’s duration and reduce the securities’ value. In addition to directly affecting debt securities, rising interest rates also may have an adverse effect on the value of any equity securities held by the Fund. The Fund’s use of leverage will tend to increase Common Share interest rate risk. DoubleLine may use certain strategies, including investments in structured notes or interest rate futures contracts or swap, cap, floor or collar transactions, for the purpose of reducing the interest rate sensitivity of the Fund’s portfolio, although there is no assurance that it will do so or that such strategies will be successful. Recently, there have been inflationary price movements, which have caused the fixed income securities markets to experience heightened levels of interest rate volatility and liquidity risk. The risks associated with rising interest rates may be particularly acute in the current market environment because the Federal Reserve Board has been raising interest rates from historically low levels and may continue to raise interest rates. Further, in market environments where interest rates are rising, issuers may be less willing or able to make principal and interest payments on fixed-income investments when due.
Yield curve risk is the risk associated with either a flattening or steepening of the yield curve. The yield curve is a representation of market interest rates of obligations with durations of different lengths. When the yield curve is “steep,” longer-term obligations bear higher rates of interest than similar shorter-term obligations; when the curve “flattens,” the difference between those interest rates is reduced. If the yield curve is “inverted,” longer term obligations bear lower interest rates than shorter term obligations. If the Fund’s portfolio is structured to perform favorably in a particular interest rate environment, a change in the yield curve could result in losses to the Fund.
Variable and floating rate debt securities are generally less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value at all or to the same extent as fixed rate instruments when interest rates decline. Inverse floating rate debt securities may decrease in value if interest rates increase.
Inverse floating rate debt securities also may exhibit greater price volatility than a fixed rate debt obligation with similar credit quality. When the Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Common Shares.
Asset-backed securities investment risk
Asset-backed securities in which the Fund may invest include obligations backed by, among others, motor vehicle installment sales or installment loan contracts; home equity loans; leases of various types of real, personal and other property (including those relating to aircrafts, telecommunication, energy, and/or other infrastructure assets and infrastructure-related assets); receivables from credit card agreements and automobile finance agreements; home equity sharing agreements; student loans; consumer loans; mobile home loans; boat loans; business and small business loans; project finance loans; airplane leases; and other non-mortgage-related
income streams, such as income from renewable energy projects and franchise rights. They may also include asset-backed securities backed by whole loans or fractions of whole loans issued by alternative lending platforms and securitized by those platforms or other entities (such as third-party originators or brokers). Any of these loans may be of sub-prime quality
or made to an obligor with
a sub-prime credit
history.
Asset-backed securities involve the risk that borrowers may default on the obligations backing them and that the values of and interest earned on such investments will decline as a result. Loans made to lower quality borrowers, including those of sub-prime
quality, involve a higher risk of default. Such loans, including those made by alternative lending platforms, may be difficult to value, may have limited payment histories, and may be subject to significant changes in value over time as economic conditions change. Therefore, the values of asset-backed securities backed by lower quality loans, including those of sub-prime quality,
may suffer significantly greater declines in value due to defaults, payment delays or a perceived increased risk of default, especially during periods when economic conditions worsen. In addition, most or all securities backed by the collateral described above do not involve any credit enhancement provided by the U.S. government or any other party, and certain asset- backed securities do not have the benefit of a security interest in the related collateral.

Annual Report	|	September 30, 2023	59

Summary of Updated Information Regarding the Fund (Cont.)

Asset-backed securities tend to increase in value less than traditional debt securities of similar maturity and credit quality when interest rates decline, but are subject to a similar risk of decline in market value during periods of rising interest rates. Certain assets underlying asset-backed securities are subject to prepayment, which may reduce the overall return to asset-backed security holders. In a period of declining interest rates, pre-payments on
asset-backed securities may increase and the Fund may be unable to reinvest those prepaid amounts in investments providing the same rate of interest as the pre-paid obligations.
The values of asset-backed securities may also be substantially dependent on the servicing of and diligence performed by their servicers or sponsors or the originating alternative lending platforms. For example, the Fund may suffer losses due to a servicer’s, sponsor’s or platform’s negligence or malfeasance, such as through the mishandling of certain documentation affecting security holders’ rights in and to underlying collateral or the failure to update or collect accurate and complete borrower information. In addition, the values of asset-backed securities may be adversely affected by the credit quality of the servicer, sponsor or originating alternative lending platform, as applicable. Certain services, sponsors or originating alternative lending platforms may have limited operating histories to evaluate. The insolvency of a servicer, sponsor or originating alternative lending platform may result in added costs and delays in addition to losses associated with a decline in the value of underlying assets. The Fund also may experience delays in payment or losses on its investments if the full amount due on underlying collateral is not realized, which may occur because of unanticipated legal or administrative costs of enforcing the contracts, depreciation or damage to the collateral securing certain contracts, under-collateralization or other factors.
Municipal bond risk
Investing in the municipal bond market involves the risks of investing in debt securities generally and certain other risks. The amount of public information available about the municipal bonds in the Fund’s portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Fund’s investment in municipal bonds may therefore be more dependent on the analytical abilities of the Adviser than its investments in taxable bonds. The secondary market for municipal bonds also tends to be less well developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell municipal bonds at attractive prices.
The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns, by litigation, legislation or political events, or by the bankruptcy of the issuer. Laws, referenda, ordinances or regulations enacted in the future by Congress or state legislatures or the applicable governmental entity could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipal issuers to levy taxes. Issuers of municipal securities also might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Fund could experience delays in collecting principal and interest and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses. Any income derived from the Fund’s ownership or operation of such assets may not be tax exempt.
The Fund may invest in revenue bonds, which are typically issued to fund a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Because the principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, there is no guarantee that the particular project will generate enough revenue to pay its obligations, in which case the Fund’s performance may be adversely affected.
Interest on municipal obligations, while generally exempt from federal income tax, may not be exempt from federal alternative minimum tax. The Fund does not expect to be eligible to pass the tax-exempt character
of such interest through to the Common Shareholders.
Foreign investing risk
Investments in foreign securities or in issuers with significant exposure to foreign markets may involve greater risks than investments in domestic securities. To the extent that investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. As compared to U.S. companies, foreign issuers generally disclose less financial and other information publicly and are subject to less stringent and less uniform accounting, auditing, and financial reporting standards. In addition, there may be limited information generally regarding factors affecting a particular foreign market, issuer, or security.
Foreign countries typically impose less thorough regulations on brokers, dealers, stock exchanges, corporate insiders and listed companies than does the United States and foreign securities markets may be less liquid and more volatile than domestic markets.

60	DoubleLine Opportunistic Credit Fund

(Unaudited) September 30, 2023

Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments, and as a result investments in foreign securities may be subject to issues relating to security registration or settlement. In addition, security trading and custody practices abroad may offer less protection to investors such as the Fund. Political, social or financial instability, civil unrest, geopolitical tensions, wars, and acts of terrorism are other potential risks that could adversely affect an investment in a foreign security or in foreign markets or issuers generally. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the United States which could affect the liquidity of the Fund’s portfolio. Custody practices and regulations abroad may offer less protection to investors, such as the Fund, and the Fund may be limited in its ability to enforce contractual rights or obligations.
Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and the Fund may hold various foreign currencies from time to time, the value of the Fund’s assets, as measured in U.S. dollars, can be affected unfavorably by changes in exchange rates with respect to the U.S. dollar or with respect to other foreign currencies or by unfavorable currency regulations imposed by foreign governments. If the Fund invests in securities issued by foreign issuers, the Fund may be subject to these risks even if the investment is denominated in United States dollars. This risk may be heightened with respect to issuers whose revenues are principally earned in a foreign currency but whose debt obligations have been issued in United States dollars or other hard currencies.
Foreign issuers may become subject to sanctions imposed by the U.S. or another country or other governmental or non-governmental
organizations, which could result in the immediate freeze of the foreign issuers’ assets or securities and/or make their securities worthless. The imposition of such sanctions, such as sanctions imposed against Russia, Russian entities and Russian individuals in 2022, could impair the market value of the securities of such foreign issuers and limit the Fund’s ability to buy, sell, receive or deliver the securities. Sanctions, or the threat of sanctions, may cause volatility in regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Fund.
Continuing uncertainty as to the status of the European Economic and Monetary Union (“EMU”) and the potential for certain countries to withdraw from the institution has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EU could have significant adverse effects on currency and financial markets, and on the values of the Fund’s portfolio investments. On January 31, 2020, the UK left the EU (commonly known as “Brexit”). An agreement between the UK and the EU governing their future trade relationship became effective January 1, 2021, but critical aspects of the relationship remain unresolved and subject to further negotiation and agreement. Brexit has resulted in volatility in European and global markets and could have negative long-term impacts on financial markets in the UK and throughout Europe. There is still considerable uncertainty relating to the potential consequences of the exit and whether the UK’s exit will increase the likelihood of other countries also departing the EU. During this period of uncertainty, the negative impact on not only the UK and European economies, but the broader global economy, could be significant, potentially resulting in increased market volatility and illiquidity, political, economic, and legal uncertainty, and lower economic growth for companies that rely significantly on Europe for their business activities and revenues. Any further exits from the EU, or the possibility of such exits, or the abandonment of the euro, may cause additional market disruption globally and introduce new legal and regulatory uncertainties.
If one or more EMU countries were to stop using the euro as its primary currency, the Fund’s investments in such countries may be redenominated into a different or newly adopted currency. As a result, the value of those investments could decline significantly and unpredictably. In addition, securities or other investments that are redenominated may be subject to liquidity risk and the risk that the Fund may not be able to value investments accurately to a greater extent than similar investments currently denominated in euros. To the extent a currency used for redenomination purposes is not specified in respect of certain EMU-related investments, or should the euro cease to be used entirely, the currency in which such investments are denominated may be unclear, making such investments particularly difficult to value or dispose of. The Fund may incur additional expenses to the extent it is required to seek judicial or other clarification of the denomination or value of such securities.
Emerging markets risk
Investing in the securities of emerging market countries, as compared to foreign developed markets, involves substantial additional risk due to more limited information about the issuer and/or the security; higher brokerage costs; different accounting, auditing and financial reporting standards; less developed legal systems and thinner trading markets; the possibility of currency blockages or transfer restrictions; an emerging market country’s dependence on revenue from particular commodities or international aid; and the risk of expropriation, nationalization or other adverse political or economic developments, such as the imposition of economic sanctions, tariffs or other governmental restrictions. Political and economic structures in many emerging market countries may undergo significant evolution and rapid development, and such countries may lack the social, political and economic

Annual Report	|	September 30, 2023	61

Summary of Updated Information Regarding the Fund (Cont.)

stability characteristics of more developed countries. Emerging market countries tend to have a greater degree of economic, political and social instability than the U.S. and other developed countries. Such social, political and economic instability could disrupt the financial markets in which the Fund invests and adversely affect the value of its investment portfolio.
Some of these countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries, and the Fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value or prospects of an investment in such securities.
The securities markets of emerging market countries may be substantially smaller, less developed, less liquid and more volatile than the major securities markets in the United States and other developed nations. The limited size of many securities markets in emerging market countries and limited trading volume in issuers compared to the volume in U.S. securities or securities of issuers in other developed countries could cause prices to be erratic for reasons other than factors that affect the quality of the securities and investments in emerging markets can become illiquid. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors’ perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets. In addition, emerging market countries’ exchanges and broker-dealers may generally be subject to less regulation than their counterparts in developed countries. Emerging market securities markets, exchanges and market participants may lack the regulatory oversight and sophistication necessary to deter or detect market manipulation in such exchanges or markets, which may result in losses to the Fund to the extent it holds investments trading in such exchanges or markets. Brokerage commissions and dealer mark-ups,
custodial expenses and other transaction costs are generally higher in emerging market countries than in developed countries. As a result, funds that invest in emerging market countries have operating expenses that are higher than funds investing in other securities markets.
The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the SEC, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited. Regulatory regimes outside of the U.S. may not require or enforce corporate governance standards comparable to that of the U.S., which may result in less protections for investors in such issuers and make such issuers more susceptible to actions not in the best interest of the issuer or its investors.
In certain emerging market countries, governments participate to a significant degree, through ownership or regulation, in their respective economies. Action by these governments could have a significant adverse effect on market prices of securities and payment of dividends. In addition, most emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation. Inflation and rapid fluctuation in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging market countries.
Emerging market countries may have different clearance and settlement procedures than in the U.S., including significantly longer settlement cycles for purchases and sales of securities, and in certain markets there may be times when settlements fail to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, custody practices abroad may offer less protection generally to investors, such as the Fund, and satisfactory custodial services for investment securities may not be available in some emerging market countries, which may result in the Fund incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement or other problems could result in periods when the Fund’s assets are uninvested and no return is earned thereon. The Fund’s inability to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause the Fund to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. The currencies of certain emerging market countries have sometimes experienced devaluations relative to the U.S. dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such

62	DoubleLine Opportunistic Credit Fund

(Unaudited) September 30, 2023

countries. When debt and similar obligations issued by foreign issuers are denominated in a currency (
e.g.
, the U.S. dollar or the euro) other than the local currency of the issuer, the subsequent strengthening of the non-local currency
against the local currency will generally increase the burden of repayment on the issuer and may increase significantly the risk of default by the issuer.
Emerging market countries have and may in the future impose capital controls, foreign currency controls and repatriation controls. In addition, some currency hedging techniques may be unavailable in emerging market countries, and the currencies of emerging market countries may experience greater volatility in exchange rates as compared to those of developed countries.
Foreign currency risk
Currency risk is the risk that fluctuations in exchange rates may adversely affect the value of the Fund’s investments. Currency risk includes both the risk that currencies in which the Fund’s investments are traded and/or in which the Fund receives income, or currencies in which the Fund has taken an active investment position, will decline in value relative to other currencies. In the case of hedging positions, currency risk includes the risk that the currency the Fund is seeking exposure to will decline in value relative to the foreign currency being hedged. Currency exchange rates fluctuate significantly for many reasons, including changes in supply and demand in the currency exchange markets, actual or perceived changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks, or supranational agencies such as the International Monetary Fund, and currency controls or other political and economic developments in the U.S. or abroad. The currencies of certain emerging market countries have experienced devaluations relative to the U.S. dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. A devaluation of the currency in which portfolio securities are denominated will negatively impact the value of those securities. Except as otherwise provided in the Fund’s principal investment strategies, the Fund may take derivatives (or spot) positions in currencies to which the Fund is exposed through its investments. This presents the risk that the Fund could lose money on both its currency exposure through a portfolio investment and its currency exposure through a derivatives (or spot) position. The Fund also may take overweighted or underweighted currency positions and/or hedge the currency exposure of the securities in which it has invested. The Fund may take positions in currencies different from the currencies in which its portfolio investments are denominated. As a result, the Fund’s currency exposure may differ (in some cases significantly) from the currency exposure of its investments and/or its benchmarks.
Distressed and defaulted securities risk
Distressed and defaulted securities risk refers to the uncertainty of repayment of defaulted securities (
e.g.
, a security on which a principal or interest payment is not made when due) and obligations of distressed issuers. Because the issuer of such securities is in default and/or is likely to be in distressed financial condition, repayment of defaulted securities and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring or in bankruptcy or insolvency proceedings) is subject to significant uncertainties. Insolvency laws and practices in foreign markets, and especially emerging market countries, are different than those in the U.S. and the effect of these laws and practices cannot be predicted with certainty. Investments in defaulted securities and obligations of distressed issuers are considered speculative and entail high risk.
Loan risk
Investments in loans are generally subject to the same risks as investments in other types of debt obligations, including, among others, credit risk, interest rate risk, prepayment risk, and extension risk. In addition, in many cases loans are subject to the risks associated with below-investment grade securities. This means loans are often subject to significant credit risks, including a greater possibility that the borrower will be adversely affected by changes in market or economic conditions and may default or enter bankruptcy. This risk of default will increase in the event of an economic downturn or a substantial increase in interest rates (which will increase the cost of the borrower’s debt service).
The interest rates on floating rate loans typically adjust only periodically. Accordingly, adjustments in the interest rate payable under a loan may trail prevailing interest rates significantly, especially if there are limitations placed on the amount the interest rate on a loan may adjust in a given period. Certain floating rate loans have a feature that prevents their interest rates from adjusting if market interest rates are below a specified minimum level. When interest rates are low, this feature could result in the interest rates of those loans becoming fixed at the applicable minimum level until interest rates rise above that level. Although this feature is intended to result in these loans yielding more than they otherwise would when interest rates are low, the feature might also result in the prices of these loans becoming more sensitive to changes in interest rates should interest rates rise but remain below the applicable minimum level.
In addition, investments in loans may be difficult to value and may be illiquid. Floating rate loans generally are subject to legal or contractual restrictions on resale. The liquidity of floating rate loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual floating rate loans. For example, if the credit quality of the borrower related to a floating rate loan unexpectedly declines significantly, secondary market trading in that floating rate loan can

Annual Report	|	September 30, 2023	63

Summary of Updated Information Regarding the Fund (Cont.)

also decline. The secondary market for loans may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods, which may increase the expenses of the Fund or cause the Fund to be unable to realize the full value of its investment in the loan, resulting in a material decline in the Fund’s NAV.
During periods of severe market stress, it is possible that the market for loans may become highly illiquid. In such an event, the Fund may find it difficult to sell loans it holds, and, for loans it is able to sell in such circumstances, the trade settlement period may be longer than anticipated.
The Fund may make loans directly to borrowers or may acquire an interest in a loan by means of an assignment or a participation. In an assignment, the Fund may be required generally to rely upon the assigning financial institution to demand payment and enforce its rights against the borrower, but would otherwise be entitled to the benefit of all of the financial institution’s rights in the loan. The Fund may also purchase a participating interest in a portion of the rights of a lending institution in a loan. In such case, the Fund will generally be entitled to receive from the lending institution amounts equal to the payments of principal, interest and premium, if any, on the loan received by the institution, but generally will not be entitled to enforce its rights directly against the agent bank or the borrower, and must rely for that purpose on the lending institution.
Investments in loans through a purchase of a loan, loan origination or a direct assignment of a financial institution’s interests with respect to a loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become owner, in whole or in part, of any collateral, which could include, among other assets, real estate or other real or personal property, and would bear the costs and liabilities associated with owning and holding or disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund as holder of a partial interest in a loan could be held liable as co-lender for
acts of the agent lender.
Loans and certain other forms of direct indebtedness may not be classified as “securities” under the federal securities laws and, therefore, when the Fund purchases such instruments, it may not be entitled to the protections against fraud and misrepresentation contained in the federal securities laws.
Additional risks of investments in loans may include:
Agent/Intermediary Risk.
 If the Fund holds a loan through another financial intermediary, as is the case with a participation, or relies on another financial intermediary to administer the loan, as is the case with most multi-lender facilities, the Fund’s receipt of principal and interest on the loan and the value of the Fund’s loan investment will depend at least in part on the credit standing of the financial intermediary and therefore will be subject to the credit risk of the intermediary. The Fund will be required to rely upon the financial intermediary from which it purchases a participation interest to collect and pass on to the Fund such payments and to enforce the Fund’s rights and may not be able to cause the financial intermediary to take what it considers to be appropriate action. As a result, an insolvency, bankruptcy or reorganization of the financial intermediary may delay or prevent the Fund from receiving principal, interest and other amounts with respect to the Fund’s interest in the loan. In addition, if the Fund relies on a financial intermediary to administer a loan, the Fund is subject to the risk that the financial intermediary may be unwilling or unable to demand and receive payments from the borrower in respect of the loan, or otherwise unwilling or unable to perform its administrative obligations.
Highly Leveraged Transactions Risk.
 The Fund may invest in loans made in connection with highly leveraged transactions. These transactions may include operating loans, leveraged buyout loans, leveraged capitalization loans and other types of acquisition financing. Those loans are subject to greater credit and liquidity risks than other types of loans. If the Fund voluntarily or involuntarily sold those types of loans, it might not receive the full value it expected.
Stressed, Distressed or Defaulted Borrowers Risk
.
 The Fund can also invest in loans of borrowers that are experiencing, or are likely to experience, financial difficulty. These loans are subject to greater credit and liquidity risks than other types of loans and are generally considered speculative. In addition, the Fund can invest in loans of borrowers that have filed for bankruptcy protection or that have had involuntary bankruptcy petitions filed against them by creditors. Various laws enacted for the protection of debtors may apply to loans. A bankruptcy proceeding or other court proceeding could delay or limit the ability of the Fund to collect the principal and interest payments on that borrower’s loans or adversely affect the Fund’s rights in collateral relating to a loan. If a lawsuit is brought by creditors of a borrower under a loan, a court or a trustee in bankruptcy could take certain actions that would be adverse to the Fund. For example:

•
Other creditors might convince the court to set aside a loan or the collateralization of the loan as a “fraudulent conveyance” or “preferential transfer.” In that event, the court could recover from the Fund the interest and principal payments that the borrower made before becoming insolvent. There can be no assurance that the Fund would be able to prevent that recapture.

64	DoubleLine Opportunistic Credit Fund

(Unaudited) September 30, 2023

•	A bankruptcy court may restructure the payment obligations under the loan so as to reduce the amount to which the Fund would be entitled.

•	The court might discharge the amount of the loan that exceeds the value of the collateral.

•
The court could subordinate the Fund’s rights to the rights of other creditors of the borrower under applicable law, decreasing, potentially significantly, the likelihood of any recovery on the Fund’s investment.

Limited Information Risk.
 Because there may be limited public or other information available regarding loan investments, the Fund’s investments in such instruments may be particularly dependent on the analytical abilities of the Fund’s portfolio managers.
Interest Rate Benchmarks Risk.
 Interest rates on loans typically adjust periodically often based on changes in a benchmark rate plus a premium or spread over the benchmark rate. The benchmark rate may be SOFR, the Prime Rate, or other base lending rates used by commercial lenders (each as defined in the applicable loan agreement).
Some benchmark rates may reset daily; others reset less frequently. Certain floating or variable rate loans may permit the borrower to select an interest rate reset period of up to one year or longer. Investing in loans with longer interest rate reset periods may increase fluctuations in the Fund’s NAV as a result of changes in interest rates. Interest rates on loans with longer periods between benchmark resets will typically trail market interest rates in a rising interest rate environment.
Certain loans may permit the borrower to change the base lending rate during the term of the loan. One benchmark rate may not adjust to changing market or interest rates to the same degree or as rapidly as another, permitting the borrower the option to select the benchmark rate that is most advantageous to it and less advantageous to the Fund. To the extent the borrower elects this option, the interest income and total return the Fund earns on the investment may be adversely affected as compared to other investments where the borrower does not have the option to change the base lending or benchmark rate.
Restrictive Loan Covenants Risk.
 Borrowers must comply with various restrictive covenants that may be contained in loan agreements. They may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the borrower to maintain specific financial ratios, and limits on total debt. They may include requirements that the borrower prepay the loan with any free cash flow. A break of a covenant that is not waived by the agent bank (or the lenders) is normally an event of default that provides the agent bank or the lenders the right to call the outstanding amount on the loan. If a lender accelerates the repayment of a loan because of the borrower’s violation of a restrictive covenant under the loan agreement, the borrower might default in payment of the loan.
Some of the loans in which the Fund may invest or to which the Fund may obtain exposure may be “covenant-lite.” Such loans contain fewer or less restrictive constraints on the borrower than certain other types of loans. Such loans generally do not include terms which allow the lender to monitor the performance of the borrower and declare a default or force a borrower into bankruptcy restructuring if certain criteria are breached. Under such loans, lenders typically must rely on covenants that restrict a borrower from incurring additional debt or engaging in certain actions. Such covenants can be breached only by an affirmative action of the borrower, rather than by a deterioration in the borrower’s financial condition. Accordingly, the Fund may have fewer rights against a borrower when it invests in or has exposure to such loans and so may have a greater risk of loss on such investments as compared to investments in or exposure to loans with additional or more conventional covenants.
Senior Loan and Subordination Risk.
 In addition to the risks typically associated with debt securities and loans generally, senior loans are also subject to the risk that a court could subordinate a senior loan, which typically holds a senior position in the capital structure of a borrower, to presently existing or future indebtedness or take other action detrimental to the holders of senior loans.
The Fund’s investments in senior loans may be collateralized with one or more of (1) working capital assets, such as accounts receivable and inventory, (2) tangible fixed assets, such as real property, buildings and equipment, (3) intangible assets such as trademarks or patents, or (4) security interests in shares of stock of the borrower or its subsidiaries or affiliates. In the case of loans to a non-public company, the company’s shareholders or owners may provide collateral in the form of secured guarantees and/or security interests in assets they own. However, the value of the collateral may decline after the Fund buys the senior loan, particularly if the collateral consists of equity securities of the borrower or its affiliates. If a borrower defaults, insolvency laws may limit the Fund’s access to the collateral, or the lenders may be unable to liquidate the collateral. A bankruptcy court might find that the collateral securing the senior loan is invalid or require the borrower to use the collateral to pay other outstanding obligations. If the collateral consists of stock of the borrower or its subsidiaries, the stock may lose all of its value in the event of a bankruptcy, which would leave the Fund exposed to greater potential loss. As a result, a collateralized senior loan may not be fully collateralized and can decline significantly in value.

Annual Report	|	September 30, 2023	65

Summary of Updated Information Regarding the Fund (Cont.)

If a borrower defaults on a collateralized senior loan, the Fund may receive assets other than cash or securities in full or partial satisfaction of the borrower’s obligation under the senior loan. Those assets may be illiquid, and the Fund might not be able to realize the benefit of the assets for legal, practical or other reasons. The Fund might hold those assets until the Adviser determined it was appropriate to dispose of them. If the collateral becomes illiquid or loses some or all of its value, the collateral may not be sufficient to protect the Fund in the event of a default of scheduled interest or principal payments.
The Fund can invest in senior loans that are not secured. If the borrower is unable to pay interest or defaults in the payment of principal, there will be no collateral on which the Fund can foreclose. Therefore, these loans typically present greater risks than collateralized senior loans.
Due to restrictions on transfers in loan agreements and the nature of the private syndication of senior loans including, for example, the lack of publicly-available information, some senior loans are not as easily purchased or sold as publicly-traded securities. Some senior loans and other Fund investments are illiquid, which may make it difficult for the Fund to value them or dispose of them at an acceptable price. Direct investments in senior loans and investments in participation interests in or assignments of senior loans may be limited.
Settlement Risk.
 Transactions in many loans settle on a delayed basis, and the Fund may not receive the proceeds from the sale of such loans for a substantial period after the sale. As a result, sale proceeds related to the sale of such loans may not be available to make additional investments until potentially a substantial period after the sale of the loans.
Collateral Impairment Risk.
 Even if a loan to which the Fund is exposed is secured, there can be no assurance that the collateral will, when recovered and liquidated, generate sufficient (or any) funds to offset any losses associated with a defaulting loan. It is possible that the same collateral could secure multiple loans, in which case the liquidation proceeds of the collateral may be insufficient to cover the payments due on all the loans secured by that collateral. This risk is increased if the Fund’s loans are secured by a single asset. There can be no guarantee that the collateral can be liquidated and any costs associated with such liquidation could reduce or eliminate the amount of funds otherwise available to offset the payments due under the loan. Moreover, the Fund’s security interests may be unperfected for a variety of reasons, including the failure to make a required filing by the servicer and, as a result, the Fund may not have priority over other creditors as it expected.
Unsecured Loans Risk.
 Subordinated or unsecured loans are lower in priority of payment to secured loans and are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral.
Servicer Risk.
 The Fund’s direct and indirect investments in loans are typically serviced by the originating lender or a third-party servicer. In the event that the servicer is unable to service the loan, there can be no guarantee that a backup servicer will be able to assume responsibility for servicing the loans in a timely or cost-effective manner; any resulting disruption or delay could jeopardize payments due to the Fund in respect of its investments or increase the costs associated with the Fund’s investments.
Foreign Loan Risk.
 Loans involving foreign borrowers may involve risks not ordinarily associated with exposure to loans to U.S. entities and individuals. The foreign lending industry may be subject to less governmental supervision and regulation than exists in the U.S.; conversely, foreign regulatory regimes applicable to the lending industry may be more complex and more restrictive than those in the U.S., resulting in higher costs associated with such investments, and such regulatory regimes may be subject to interpretation or change without prior notice to investors, such as the Fund. Foreign lending may not be subject to accounting, auditing, and financial reporting standards and practices comparable to those in the U.S. Due to differences in legal systems, there may be difficulty in obtaining or enforcing a court judgment outside the United States.
Lender Liability.
 A number of judicial decisions have upheld judgments of borrowers against lending institutions on the basis of various evolving legal theories, collectively termed “lender liability.” Generally, lender liability is founded on the premise that a lender has violated a duty (whether implied or contractual) of good faith, commercial reasonableness and fair dealing, or a similar duty owed to the borrower or has assumed an excessive degree of control over the borrower resulting in the creation of a fiduciary duty owed to the borrower or its other creditors or shareholders. If a loan held by the Fund were found to have been made or serviced under circumstances that give rise to lender liability, the borrower’s obligation to repay that loan could be reduced or eliminated or the Fund’s recovery on that loan could be otherwise impaired, which would adversely impact the value of that loan. In limited cases, courts have subordinated the loans of a senior lender to a borrower to claims of other creditors of the borrower when the senior lender or its agents, such as a loan servicer, is found to have engaged in unfair, inequitable or fraudulent conduct with respect to the other creditors. If a loan held by the Fund were subject to such subordination, it would be junior in right of payment to other indebtedness of the borrower, which could adversely impact the value of that loan.

66	DoubleLine Opportunistic Credit Fund

(Unaudited) September 30, 2023

Credit default swaps risk
A credit default swap is an agreement between the Fund and a counterparty that enables the Fund to buy or sell protection against a credit event related to a particular issuer. One party, acting as a protection buyer, makes periodic payments, which may be based on, among other things, a fixed or floating rate of interest, to the other party, a protection seller, in exchange for a promise by the protection seller to make a payment to the protection buyer if a negative credit event (such as a delinquent payment or default) occurs with respect to a referenced bond or group of bonds. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors (for example, the Nth default within a basket, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation). As a credit protection seller in a credit default swap contract, the Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty following certain negative credit events as to a specified third-party debtor, such as default by a U.S.
or non-U.S. corporate
issuer on its debt obligations. In return for its obligation, the Fund would receive from the counterparty a periodic stream of payments, which may be based on, among other things, a fixed or floating rate of interest, over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments, and would have no payment obligations to the counterparty. The Fund may sell credit protection in order to earn additional income and/or to take a synthetic long position in the underlying security or basket of securities.
The Fund may enter into credit default swap contracts as protection buyer in order to hedge against the risk of default on the debt of a particular issuer or basket of issuers or attempt to profit from a deterioration or perceived deterioration in the creditworthiness of the particular issuer(s) (also known as buying credit protection). This would involve the risk that the investment may expire worthless and would only generate gain in the event of an actual default by the issuer(s) of the underlying obligation(s) (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve the risk that the seller may fail to satisfy its payment obligations to the Fund. The purchase of credit default swaps involves costs, which will reduce the Fund’s return.
A protection seller may have to pay out amounts following a negative credit event greater than the value of the reference obligation delivered to it by its counterparty and the amount of periodic payments previously received by it from the counterparty. When the Fund acts as a seller of a credit default swap, it is exposed to, among other things, leverage risk because if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation. Each party to a credit default swap is subject to the credit risk of its counterparty. The value of the credit default swap to each party will change, at times significantly, based on changes in the actual or perceived creditworthiness of the underlying issuer.
A protection buyer may lose its investment and recover nothing should an event of default not occur. The Fund may seek to realize gains on its credit default swap positions, or limit losses on its positions, by selling those positions in the secondary market. There can be no assurance that a liquid secondary market will exist at any given time for any particular credit default swap or for credit default swaps generally.
The parties to a credit default swap are generally required to post collateral to each other. If the Fund posts initial or periodic collateral to its counterparty, it may not be able to recover that collateral from the counterparty in accordance with the terms of the swap. In addition, if the Fund receives collateral from its counterparty, it may be delayed or prevented from realizing on the collateral in the event of the insolvency or bankruptcy of the counterparty (or of its affiliates). The Fund may exit its obligations under a credit default swap only by terminating the contract and paying applicable breakage fees, or by entering into an offsetting credit default swap position, which may cause the Fund to incur more losses. There can be no assurance that the Fund will be able to exit a credit default swap position effectively when it seeks to do so.
Hedging strategy risk
Certain of the investment techniques that the Fund may employ for hedging will expose the Fund to additional or increased risks. For example, there may be an imperfect correlation between changes in the value of the Fund’s portfolio holdings and hedging positions entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, the Fund’s success in using hedge instruments is subject to the Adviser’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings, and there can be no assurance that the Adviser’s judgment in this respect will be accurate. Consequently, the use of hedging transactions might result in a poorer overall performance for the Fund, whether or not adjusted for risk, than if the Fund had not hedged its portfolio holdings. The Adviser is under no obligation to engage in any hedging strategies, and may, in its discretion, choose not to. Even if the Adviser desires to hedge some of the Fund’s risks, suitable hedging transactions may not be available or, if available, attractive. A failure to hedge may result in losses to the value of the Fund’s investments.

Annual Report	|	September 30, 2023	67

Summary of Updated Information Regarding the Fund (Cont.)

Short sales and short position risk
To the extent the Fund makes use of short sales or takes short positions for investment and/or risk management purposes, the Fund may be subject to certain risks associated with selling short. Short sales are transactions in which the Fund sells securities or other instruments that the Fund does not own. Short exposure with respect to securities or market segments may also be achieved through the use of derivative instruments, such as forwards, futures or swaps on indices or on individual securities. When the Fund engages in a short sale or short position on a security or other instrument, it may borrow the security or other instrument sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow the security and will be obligated to repay the lender of the security any dividends or interest that accrues on the security during the period of the loan. The amount of any gain from a short sale will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund pays in connection with the short sale. Short sales and short positions expose the Fund to the risk that it may be required to cover its short position at a time when the securities underlying the short position or exposure have appreciated in value, thus resulting in a loss to the Fund. The Fund may engage in short sales when it does not own or have the right to acquire the security sold short at no additional cost. The Fund’s loss on a short sale or position theoretically could be unlimited in a case in which the Fund is unable, for whatever reason, to close out its short position. In addition, the Fund’s short selling strategies may limit its ability to benefit from increases in the markets. Short selling involves a form of financial leverage that may exaggerate any losses realized by the Fund. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund.
The Fund may borrow an instrument from a broker or other institution and sell it to establish a short position in the instrument. The Fund may also enter into a derivative transaction in order to establish a short position with respect to a reference asset. The Fund may make a profit or incur a loss depending upon whether the market price of the instrument or the value of the position decreases or increases between the date the Fund established the short position and the date on which the Fund must replace the borrowed instrument or otherwise close out the transaction. An increase in the value of an instrument, index or interest rate with respect to which the Fund has established a short position will result in a loss to the Fund, and there can be no assurance that the Fund will be able to close out the position at any particular time or at an acceptable price. The loss to the Fund from a short position is potentially unlimited.
U.S. Government securities risk
Some U.S. Government securities, such as Treasury bills, notes, and bonds and mortgage-backed securities guaranteed by the Government National Mortgage Association (Ginnie Mae), are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others are supported only by the credit of the issuing agency, instrumentality, or enterprise. Although U.S. Government-sponsored enterprises may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury, their obligations are not supported by the full faith and credit of the U.S. Government, and so investments in their securities or obligations issued by them involve greater risk than investments in other types of U.S. Government securities.
In addition, certain governmental entities have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability or investment character of securities issued or guaranteed by these entities. The events surrounding the U.S. federal government debt ceiling and any resulting agreement (and similar political, economic and other developments) could adversely affect the Fund’s ability to achieve its investment objective. For example, a downgrade of the long-term sovereign credit rating of the U.S. could increase volatility in both stock and bond markets, result in higher interest rates and lower Treasury prices and increase the costs of all kinds of debt. These events and similar events in other areas of the world could have significant adverse effects on the economy generally and could result in significant adverse impacts on issuers of securities held by the Fund and the Fund itself. The Adviser cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets or on the Fund’s portfolio.
The Adviser may not timely anticipate or manage existing, new or additional risks, contingencies or developments. In recent periods, the values of U.S. Government securities have been affected substantially by increased demand for them around the world. Changes in the demand for U.S. Government securities may occur at any time and may result in increased volatility in the values of those securities.
Sovereign debt obligations risk
Investments in countries’ government debt obligations involve special risks. Certain countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that

68	DoubleLine Opportunistic Credit Fund

(Unaudited) September 30, 2023

controls the repayment of a country’s debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation and, in the case of a government debtor, the extent of its foreign currency reserves or its inability to sufficiently manage fluctuations in relative currency valuations, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the government debtor’s policy towards principal international lenders such as the International Monetary Fund and the political and social constraints to which a government debtor may be subject.
Government debtors may default on their debt and also may be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a debtor’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the government debtor, which may further impair such debtor’s ability or willingness to service its debts on a timely basis.
As a result of the foregoing, a government obligor may default on its obligations. If such an event occurs, the Fund may have limited (or no) legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of more senior fixed income securities, such as commercial bank debt, will not contest payments to the holders of other foreign government debt securities in the event of default under their commercial bank loan agreements. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part. In addition, foreign governmental entities may enjoy various levels of sovereign immunity, and it may be difficult or impossible to bring a legal action against a foreign governmental entity or to enforce a judgment against such an entity.
Government obligors in emerging market countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. The issuers of the government debt securities in which the Fund may invest have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements, and obtaining new credit to finance interest payments. Holders of certain foreign government debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the foreign government debt securities in which the Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit, which may adversely affect the Fund’s holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.
Convertible securities risk
The Fund may invest in convertible securities. Convertible securities include bonds, debentures, notes, preferred stock and other securities that may be converted into or exchanged for, at a specific price or formula within a particular period of time, a prescribed amount of common stock or other equity securities of the same or a different issuer. Convertible securities may entitle the holder to receive interest paid or accrued on debt or dividends paid or accrued on preferred stock until the security matures or is redeemed, converted or exchanged. The market value of a convertible security is a function of its investment value and its conversion value. A security’s investment value represents the value of the security without its conversion feature (
i.e.
, a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer’s capital structure. A security’s conversion value is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security.
Preferred securities risk
In addition to many of the risks associated with both debt securities (
e.g.
, interest rate risk and credit risk) and common shares or other equity securities, preferred securities typically contain provisions that allow an issuer, under certain conditions, to skip (in the case of noncumulative preferred securities) or defer (in the case of cumulative preferred securities) dividend payments. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes while it is not receiving any distributions.

Annual Report	|	September 30, 2023	69

Summary of Updated Information Regarding the Fund (Cont.)

In addition, preferred securities typically do not provide any voting rights, except in some cases in which dividends are in
arrears beyond a certain time period, which varies by issue. Preferred securities are generally subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments. Preferred securities may be substantially less liquid than many other securities.
Portfolio management risk
Portfolio management risk is the risk that an investment strategy may fail to produce the intended results. There can be no assurance that the Fund will achieve its investment objective. The Adviser’s judgments about the attractiveness, value and potential appreciation of particular asset classes, sectors, securities, or other investments may prove to be incorrect and may not anticipate actual market movements or the impact of economic conditions generally. No matter how well a portfolio manager evaluates market conditions, the investments a portfolio manager chooses may fail to produce the intended result, and you could lose money on your investment in the Fund.
Debt securities risk
In addition to certain of the other risks described herein such as interest rate risk and credit risk, debt securities generally also are subject to the following risks:

•
Redemption Risk—Debt securities sometimes contain provisions that allow for redemption in the event of tax or security law changes in addition to call features at the option of the issuer. In the event of a redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return.

•
Limited Voting Rights—Debt securities typically do not provide any voting rights, except in some cases when interest payments have not been made and the issuer is in default. Even in such cases, such rights may be limited to the terms of the debenture or other agreements.

•	Liquidity Risk—Certain debt securities may be substantially less liquid than many other securities, such as U.S. Government securities or common shares or other equity securities.

•
Spread Risk—Wider credit spreads and decreasing market values typically represent a deterioration of the debt security’s credit soundness and a perceived greater likelihood or risk of default by the issuer.

•
Extension Risk—This is the risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply. The values of interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments.

•
Prepayment/Reinvestment Risk—Many types of debt securities, including floating rate loans, mortgage-backed securities and asset-backed securities, may reflect an interest in periodic payments made by borrowers. Although debt securities and other obligations typically mature after a specified period of time, borrowers may pay them off sooner. When a prepayment happens, all or a portion of the obligation will be prepaid. A borrower is more likely to prepay an obligation which bears a relatively high rate of interest. This means that in times of declining interest rates, there is a greater likelihood that the Fund’s higher yielding securities will be pre-paid and
the Fund will probably be unable to reinvest those proceeds in an investment with as great a yield, causing the Fund’s yield to decline. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates fall. If the Fund buys those investments at a premium, accelerated prepayments on those investments could cause the Fund to lose a portion of its principal investment and result in lower yields to shareholders. The increased likelihood of prepayment when interest rates decline also limits market price appreciation, especially with respect to certain loans, mortgage-backed securities and asset-backed securities. The effect of prepayments on the price of a security may be difficult to predict and may increase the security’s price volatility. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments. Income from the Fund’s portfolio may decline when the Fund invests the proceeds from investment income, sales of portfolio securities or matured, traded or called debt obligations. A decline in income received by the Fund from its investments is likely to have a negative effect on the dividend levels and market price, NAV and/or overall return of the Common Shares.

The Fund’s investments in debt securities may include, but are not limited to, senior, junior, secured and unsecured bonds, notes and other debt securities, and may be fixed rate, floating rate, zero coupon and inflation linked, among other things. The Fund may

70	DoubleLine Opportunistic Credit Fund

(Unaudited) September 30, 2023

invest in convertible bonds, which are fixed income securities that are exercisable into other debt or equity securities, and “synthetic” convertible securities, which are created through a combination of separate securities that possess the two principal characteristics of a traditional convertible security,
 i.e.
, an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”). The market value of a debt security may be affected by the credit rating of the issuer, the issuer’s performance, perceptions of the issuer in the market place, management performance, financial leverage and reduced demand for the issuer’s goods and services. There is a risk that the issuers of the debt securities in which the Fund may invest may not be able to
meet their obligations on interest or principal payments at the time called for by an instrument.
Valuation risk
Valuation risk is the risk that the Fund will not value its investments in a manner that accurately reflects their market values or that the Fund will not be able to sell any investment at a price equal to the valuation ascribed to that investment for purposes of calculating the Fund’s NAV. The valuation of the Fund’s investments involves subjective judgment and some valuations may involve assumptions, projections, opinions, discount rates, estimated data points and other uncertain or subjective amounts, all of which may prove inaccurate. In addition, the valuation of certain investments held by the Fund may involve the significant use of unobservable and non-market inputs.
Certain securities in which the Fund may invest may be more difficult to value accurately, especially during periods of market disruptions or extreme market volatility. As a result, there can be no assurance that fair value pricing will result in adjustments to the prices of securities or other assets, or that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset.
Leverage risk
The Fund’s use of leverage (as described under “Leverage” in the Fund’s Investment Objective and Strategies above) creates the opportunity for increased net income and capital appreciation, but also creates special risks for Common Shareholders. There is no assurance that the Fund’s leveraging strategies will be successful. Leverage is a speculative technique that exposes the Fund to greater risk and increased costs. The interest expense payable by the Fund with respect to its reverse repurchase agreements, dollar roll transactions or similar transactions, borrowings and/or dividends payable with respect to any outstanding preferred shares may be based on shorter-term interest rates that periodically reset. So long as the Fund’s portfolio investments provide a higher rate of return (net of applicable Fund expenses) than the interest expenses, dividend expenses and other costs to the Fund of such leverage, the investment of the proceeds thereof should generate more income than will be needed to pay the costs of the leverage. If so, and all other things being equal, the excess would be used to pay higher dividends to Common Shareholders than if the Fund were not so leveraged. If, however, interest rates rise relative to the rate of return on the Fund’s portfolio, the interest and other costs to the Fund of leverage, including interest expenses on borrowings, the dividend rate on any outstanding preferred shares and/or the cost of the use of reverse repurchase agreements and dollar rolls or similar transactions, could exceed the rate of return on the debt obligations and other investments held by the Fund, thereby reducing the return to Common Shareholders.
When leverage is used, the NAV and market price of the Common Shares and the investment return to Common Shareholders will likely be more volatile. There can be no assurance that the Fund’s use of leverage will result in a higher investment return on the Common Shares, and it may result in losses. In addition, fees and expenses of any form of leverage used by the Fund will be borne entirely by the Common Shareholders and will reduce the investment return of the Common Shares.
Leverage creates several major types of risks for Common Shareholders, including:

•	the likelihood of greater volatility of NAV and market price of Common Shares, and of the investment return to Common Shareholders, than a comparable portfolio without leverage;

•	the possibility either that Common Share dividends will fall if the interest and other costs of leverage rise, or that dividends paid on Common Shares will fluctuate because such costs vary over time;

•
the effects of leverage in a declining market or a rising interest rate environment, as leverage is likely to cause a greater decline in the NAV of the Common Shares than if the Fund were not leveraged and may result in a greater decline in the market value of the Common Shares; and,

•	the Fund’s creditors, counterparties to the Fund’s leveraging transactions and any preferred shareholders of the Fund will have priority of payment over the Fund’s Common Shareholders.
The use by the Fund of reverse repurchase agreements and dollar roll transactions or similar transactions to obtain leverage also involves special risks. For instance, the market value of the securities that the Fund is obligated to repurchase under a reverse repurchase agreement may decline below the repurchase price and the securities may not be returned to the Fund.

Annual Report	|	September 30, 2023	71

Summary of Updated Information Regarding the Fund (Cont.)

In addition to borrowings, an issuance of preferred shares, reverse repurchase agreements and/or dollar roll transactions or similar transactions, the Fund’s use of other transactions that may give rise to a form of leverage (including, among others, credit default swap contracts and other transactions, loans of portfolio securities, transactions involving derivative instruments, short sales, and when issued, delayed delivery, and forward commitment transactions) gives rise to the associated leverage risks described above, and may adversely affect the Fund’s income, distributions, and total returns to Common Shareholders. The Fund also may seek to offset derivatives positions against one another or against other assets in an attempt to manage effective market exposure resulting from derivatives in its portfolio. To the extent that any positions do not behave in relation to one another as expected by the Adviser, the Fund may perform as if it is leveraged through use of these derivative strategies.
Counterparties to the Fund’s other leveraging transactions (
e.g.
, total return swaps, reverse repurchases, loans of portfolio securities, short sales and when-issued, delayed delivery and forward commitment transactions, credit default swaps, basis swaps and other swap agreements, futures and forward contracts, call and put options or other derivatives), if any, would have seniority over the Fund’s Common Shares.
Regulations or guidance issued by applicable regulators including the SEC or the CFTC or their staffs could, among other things, restrict the Fund’s ability to engage in leveraging and derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such leveraging and derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result.
The Fund’s ability to utilize leverage, invest in accordance with its principal investment strategies, and make distributions to Common Shareholders may also be limited by asset coverage requirements applicable to the use of certain transactions that may involve leverage, restrictions imposed by the Fund’s creditors, and guidelines or restrictions imposed by rating agencies that provide ratings for preferred shares or in connection with liquidity arrangements for preferred shares.
Because the fees received by the Adviser are based on the total managed assets of the Fund (including assets attributable to any reverse repurchase agreements, dollar roll transactions or similar transactions, borrowings, and preferred shares that may be outstanding) minus accrued liabilities (other than liabilities in respect of reverse repurchase agreements, dollar roll transactions or similar transactions, and borrowings), the Adviser has a financial incentive to cause the Fund to use leverage, which creates a conflict of interest between the Adviser, on the one hand, and the Common Shareholders, on the other hand.
Focused investment risk
A fund that invests a substantial portion of its assets in a particular market, industry, sector, group of industries or sectors, country, region, group of countries or asset class is subject to greater risk than a fund that invests in a more diverse investment portfolio. In addition, the value of such a fund is more susceptible to any single economic, market, political, regulatory or other occurrence affecting, for example, the particular markets, industries, regions, sectors or asset classes in which the fund is invested. This is because, for example, issuers in a particular market, industry, region, sector or asset class may react similarly to specific economic, market, regulatory, political or other developments. The particular markets, industries, regions, sectors or asset classes in which the Fund may focus its investments may change over time and the Fund may alter its focus at inopportune times. To the extent the Fund invests in the securities of a limited number of issuers, it is particularly exposed to adverse developments affecting those issuers, and a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund invested in the securities of a larger number of issuers. In addition, the limited number of issuers to which the Fund may be exposed may provide the Fund exposure to substantially the same market, industry, sector, group of industries or sectors, country, region, group of countries, or asset class, which may increase the risk of loss as a result of focusing the Fund’s investments, as discussed above.
Derivatives risk
The Fund’s use of derivatives may involve risks different from, or greater than, the risks associated with investing in more traditional investments, such as stocks and bonds. Any use of derivatives strategies entails the risks of investing directly in the securities, instruments or assets underlying the derivatives strategies, as well as the risks of using derivatives generally. Derivatives can be highly complex and may perform in ways unanticipated by the Adviser and may not be available at the time or price desired. Derivatives positions may also be improperly executed or constructed.
The Fund’s use of derivatives involves the risk that the other party to the derivative contract will fail to make required payments or otherwise to comply with the terms of the contract. In the event the counterparty to a derivative instrument defaults and/or becomes insolvent, the Fund potentially could lose all or a large portion of the value of its investment in the derivative instrument. Derivatives transactions can create investment leverage and may be highly volatile, and the Fund could lose significantly more than the amount it invests. Because most derivatives involve contractual arrangements with a counterparty, the Fund’s ability to enter

72	DoubleLine Opportunistic Credit Fund

(Unaudited) September 30, 2023

into them requires a willing counterparty. The Fund’s ability to close out or unwind a derivatives position prior to expiration or maturity may also depend on the ability and willingness of the counterparty to enter into a transaction closing out the position.
Derivatives may be difficult to value, illiquid and/or volatile. The Fund may not be able to close out or sell a derivative position at an advantageous price or time.
Use of derivatives may affect the amount, timing and character of distributions to shareholders and, therefore, may increase the amount of taxes payable by taxable shareholders.
The Fund may use derivatives to create investment leverage and the Fund’s use of derivatives may otherwise cause its portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments declines. Since many derivatives involve leverage, adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the amount invested in the derivative itself. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment.
When the Fund enters into a derivatives transaction as a substitute for or alternative to a direct cash investment, the Fund is exposed to the risk that the derivative transaction may not provide a return that corresponds precisely or at all with that of the underlying investment. When the Fund uses a derivative for hedging purposes, it is possible that the derivative will not in fact provide the anticipated protection, and the Fund could lose money on both the derivative transaction and the exposure the Fund sought to hedge. While hedging strategies involving derivatives can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.
The derivatives markets are subject to various global regulations, and additional future regulation of the derivatives markets may make derivatives more costly, may limit the availability or liquidity of derivatives, or may otherwise adversely affect the value or performance of derivatives. Any such regulation could impair the effectiveness of the Fund’s derivatives transactions or its ability to effect its investment strategy and cause the Fund to lose value. In particular, the U.S. government, the United Kingdom, the European Union and various other jurisdictions have adopted mandatory minimum margin requirements for bilateral derivatives. Such requirements could increase the amount of margin required to be provided by the Fund in connection with its derivatives transactions and, therefore, make its derivatives transactions more expensive and potentially impair its ability to effect its investment strategy. U.S. government legislation providing for regulation of the derivatives market also includes clearing, reporting, and registration requirements, which could restrict the Fund’s ability to engage in derivatives transactions or increase the cost or uncertainty involved in such transactions. The European Union and the United Kingdom (and some other jurisdictions) have implemented or are in the process of implementing similar requirements, which will affect the Fund when it enters into a derivatives transaction with a counterparty subject to such requirements.
The Fund typically will be required to post collateral or make margin payments in connection with entering into derivatives transactions. Assets that are used as margin or collateral may be required to be in the form of cash or liquid securities. If markets move against the Fund’s position, the Fund will generally be required to post additional assets and may have to dispose of existing investments to obtain assets acceptable as collateral or margin. This may prevent the Fund from pursuing its investment objective. Assets that are used as margin or collateral typically may be invested, and these investments are subject to risk and may result in losses to the Fund. These losses may be substantial, and may be in addition to losses incurred by using the derivative in question. If the Fund is unable to close out its position, it may be required to continue to maintain such accounts and fulfill its payment obligations until the position expires or matures, and the Fund will continue to be subject to investment risk on the assets. In addition, the Fund may not be able to recover the full amount of its margin from its counterparty or an intermediary if such entity were to experience financial difficulty. Margin and collateral requirements may impair the Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require the Fund to sell a portfolio security or close out a derivatives position at a disadvantageous time or price.
Rule
18f-4
governs the Fund’s use of derivative investments and certain financing transactions. Among other things, Rule
18f-4
requires funds that invest in derivative instruments beyond a specified limited amount to apply a value-at-risk
based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. Funds that use derivative instruments (beyond certain currency and interest rate hedging transactions) to a limited degree are not subject to the full requirements of Rule
18f-4.
Regulatory limitations on derivatives transactions could have the effect of restricting the Fund’s use of derivative investments and financing transactions and prevent the Fund from implementing its principal investment strategies as described herein, which may result in changes to the Fund’s principal investment strategies and could adversely affect the Fund’s performance and its ability to achieve its investment objective.

Annual Report	|	September 30, 2023	73

Summary of Updated Information Regarding the Fund (Cont.)

While legislative and regulatory measures may provide protections for some market participants, they are
evolving and still being implemented and their effects on derivatives markets activities cannot be reliably predicted. Current and future regulation of the derivatives markets may make derivatives more costly, may limit the availability or liquidity of derivatives, or may otherwise adversely affect the value or performance of derivatives. Any such adverse developments could impair the effectiveness of the Fund’s derivatives transactions and cause the Fund to lose value.
Counterparty risk
The Fund will be subject to credit risk presented by another party (whether a clearing member or clearing house in the case of exchange-traded or cleared instruments or another third party in the case of over-the-counter instruments)
that promises to honor an obligation to the Fund with respect to the derivative contracts and other instruments entered into by the Fund. If such a party becomes bankrupt or insolvent or otherwise fails or is unwilling to perform its obligations to the Fund due to financial difficulties or for other reasons, the Fund may experience significant losses or delays in, or may be prevented from, realizing on any collateral the counterparty has provided in respect of the counterparty’s obligations to the Fund or recovering collateral that the Fund has provided and is entitled to recover. In addition, in the event of the bankruptcy, insolvency or other event of default (
e.g.
, cross-default) of a counterparty to a derivative transaction, the derivative transaction would typically be terminated at its fair market value. If the Fund is owed this fair market value in the termination of the derivative transaction and its claim is unsecured, the Fund will likely be treated as a general creditor of such counterparty. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. Counterparty risk with respect to certain exchange-traded and over-the-counter derivatives
may be further complicated by global financial reform legislation. Subject to certain U.S. federal income tax limitations, the Fund is not subject to any limit with respect to the number or the value of transactions it can enter into with a single counterparty. To the extent that the Fund enters into multiple transactions with a single or a small number of counterparties, it will be subject to increased counterparty risk.
New regulatory requirements may also limit the ability of the Fund to protect its interests in the event of an insolvency of a derivatives counterparty. In the event of a counterparty’s (or its affiliate’s) insolvency, the Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under special resolution regimes adopted in the United States, the European Union, the United Kingdom, and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, with respect to counterparties who are subject to such proceedings in the European Union or the United Kingdom, the liabilities of such counterparties to the Fund could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a “bail in”).
Structured products and structured notes risk
Generally, structured investments are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. These investment entities may be structured as trusts or other types of pooled investment vehicles. This type of restructuring generally involves the deposit with or purchase by an entity of the underlying investments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying investments or referencing an indicator related to such investments. The cash flow or rate of return on the underlying investments may be apportioned among the newly issued securities to create different investment characteristics, such as varying maturities, credit quality, payment priorities and interest rate provisions. Structured products include, among other things, CDOs, mortgage-backed securities, other types of asset-backed securities and certain types of structured notes.
The cash flow or rate of return on a structured investment may be determined by applying a multiplier to the rate of total return on the underlying investments or referenced indicator. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the underlying investments or referenced indicator could result in a relatively large loss in the value of a structured product. Holders of structured products indirectly bear risks associated with the underlying investments, index or reference obligation, and are subject to counterparty risk. The Fund generally has the right to receive payments to which it is entitled only from the structured product, and generally does not have direct rights against the issuer. While certain structured investment vehicles enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured vehicles generally pay their share of the investment vehicle’s administrative and other expenses.
Structured products are generally privately offered and sold, and thus, are not registered under the securities laws. Certain structured products may be thinly traded or have a limited trading market and may have the effect of increasing the Fund’s illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities. In

74	DoubleLine Opportunistic Credit Fund

(Unaudited) September 30, 2023

addition to the general risks associated with fixed income securities discussed herein, structured products carry additional risks including, but not limited to: (i) the possibility that distributions from underlying investments will not be adequate to make interest or other payments; (ii) the quality of the underlying investments may decline in value or default; (iii) the possibility that the security may be subordinate to other classes of the issuer’s securities; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
Structured notes are derivative securities for which the amount of principal repayment and/or interest payments is based on the movement of one or more “factors.” These factors may include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or another industry standard floating rate), referenced bonds and stock indices. Some of these factors may or may not correlate to the total rate of return on one or more underlying instruments referenced in such notes. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators.
Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference instrument may then reduce the principal amount payable on maturity. In the case of structured notes where the reference instrument is a debt instrument, such as credit-linked notes, the Fund will be subject to the credit risk of the issuer of the reference instrument and the issuer of the structured note.
Equity securities, small-
and mid-capitalization companies
and related market risk
The market price of common stocks and other equity securities may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries represented in those markets, or the issuer itself. The values of equity securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They also may decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than bonds and other debt securities.
Confidential information access risk
In managing the Fund, the Adviser may seek to avoid the receipt of material, non-public information
(“Confidential Information”) about the issuers of floating rate loans or other investments being considered for acquisition by the Fund or held in the Fund’s portfolio if the receipt of the Confidential Information would restrict one or more of the Adviser’s clients, including, potentially, the Fund, from trading in securities they hold or in which they may invest. In many instances, issuers offer to furnish Confidential Information to prospective purchasers or holders of the issuer’s loans or other securities. In circumstances when the Adviser declines to receive Confidential Information from these issuers, the Fund may be disadvantaged in comparison to other investors, including with respect to evaluating the issuer and the price the Fund would pay or receive when it buys or sells those investments, and the Fund may not take advantage of investment opportunities that it otherwise might have if it had received such Confidential Information. Further, in situations when the Fund is asked, for example, to grant consents, waivers or amendments with respect to such investments, the Adviser’s ability to assess such consents, waivers and amendments may be compromised. In certain circumstances, the Adviser may determine to receive Confidential Information, including on behalf of clients other than the Fund. Receipt of Confidential Information by the Adviser could limit the Fund’s ability to sell certain investments held by the Fund or pursue certain investment opportunities on behalf of the Fund, potentially for a substantial period of time.
Other investment companies risk
As a shareholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s investment management fees with respect to the assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, these other investment companies may use leverage, in which case an investment would subject the Fund to additional risks associated with leverage.
Restricted securities, Rule 144A/Regulation S securities risk
The Fund may hold securities that the Fund is prevented or limited by law or the terms of an agreement from selling (a “restricted security”). To the extent that the Fund is permitted to sell a restricted security, there can be no assurance that a trading market will exist at any particular time and the Fund may be unable to dispose of the security promptly at reasonable prices or at all. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the values of restricted securities may have significant volatility. Limitations on the resale of restricted securities may have an adverse effect on their

Annual Report	|	September 30, 2023	75

Summary of Updated Information Regarding the Fund (Cont.)

marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering such securities for
resale and the risk of substantial delays in effecting such registration.
Inflation/deflation risk
Inflation risk is the risk that the value of assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of the Fund’s portfolio could decline. Recently, inflation rates in the United States and elsewhere have been increasing. There can be no assurance that this trend will not continue or that efforts to slow or reverse inflation will not harm the economy and asset values. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.
Liquidity risk
Liquidity risk is the risk that the Fund may invest in securities that trade in lower volumes and may be less liquid than other investments or that the Fund’s investments may become less liquid in response to market developments or adverse investor perceptions. Illiquidity may be the result of, for example, low trading volumes, lack of a market maker, or contractual or legal restrictions that limit or prevent the Fund from selling securities or closing positions. When there is no willing buyer and investments cannot be readily sold or closed out, the Fund may have to sell an investment at a substantially lower price than the price at which the Fund last valued the investment for purposes of calculating its NAV or may not be able to sell the investments at all, each of which would have a negative effect on the Fund’s performance and may cause the Fund to hold an investment longer than the Adviser would otherwise determine. In addition, if the Fund sells investments with extended settlement times (
e.g.
, certain kinds of loans), the settlement proceeds from the sales will not be available to the Fund for a substantial period of time. The Fund may be forced to sell other investment positions with shorter settlement cycles when the Fund would not otherwise have done so, which may adversely affect the Fund’s performance. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions (
e.g.
, if interest rates rise or fall significantly, if there is significant inflation or deflation, increased selling of debt securities generally across other funds, pools and accounts, changes in investor perception, geopolitical events (such as trading halts, sanctions or wars), or changes in government intervention in the financial markets) independent of any specific adverse changes in the conditions of a particular issuer. In such cases, shares of the Fund, due to the difficulty in purchasing and selling such securities or instruments, may decline in value or the Fund may be unable to achieve its desired level of exposure to a certain issuer or sector. During periods of substantial market disruption, a large portion of the Fund’s assets could potentially experience significant levels of illiquidity. The values of illiquid investments are often more volatile and may be more difficult to fair value than those of more liquid comparable investments.
Market disruption and geopolitical risk
Various market risks can affect the price or liquidity of an issuer’s securities in which the Fund may invest. Returns from the securities in which the Fund invests may underperform returns from the various general securities markets. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets. Adverse events occurring with respect to an issuer’s performance or financial position can depress the value of the issuer’s securities. The liquidity in a market for a particular security will affect its value and may be affected by factors relating to the issuer, as well as the depth of the market for that security. Other market risks that can affect value include a market’s current attitudes about types of securities, market reactions to political or economic events, including litigation, and tax and regulatory effects (including lack of adequate regulations for a market or particular type of instrument). During periods of severe market stress, it is possible that the market for certain investments held by the Fund, such as loans, may become highly illiquid. In such an event, the Fund may find it difficult to sell the investments it holds, and, for those investments it is able to sell in such circumstances, the sale price may be significantly lower than, and the trade settlement period may be longer than, anticipated.
Events surrounding
the COVID-19 pandemic
have contributed to significant market volatility, reductions in economic activity, market closures, and declines in global financial markets. These effects and the effects of other infectious illness outbreaks, epidemics or pandemics may be short term or may last for an extended period of time, and in either case could result in a substantial economic downturn or recession. Governmental responses may exacerbate other pre-existing political,
social, economic, market and financial risks. These events may have a significant adverse effect on the Fund’s performance and on the liquidity of the Fund’s investments and have the potential to impair the ability of the Adviser or the Fund’s other service providers to serve the Fund and could lead to operational disruptions that negatively impact the Fund.
Markets may, in response to governmental actions or intervention, or general market conditions, including real or perceived adverse political, economic or market conditions, tariffs and trade disruptions, inflation, recession, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment, or other external factors, experience periods of high

76	DoubleLine Opportunistic Credit Fund

(Unaudited) September 30, 2023

volatility and reduced liquidity. During those periods, the Fund may have to sell securities at times when it would otherwise not do so, and potentially at unfavorable prices. Securities may be difficult to value during such periods. Market risk involves the risk that the value of the Fund’s investment portfolio will change, potentially frequently and in large amounts, as the prices of its investments go up or down. During periods of severe market stress, it is possible that the market for some or all of the Fund’s investments may become highly volatile and/or illiquid. In such an event, the Fund may find it difficult to sell some or all of its investments and, for certain assets, the trade settlement period may be longer than anticipated. The fewer the number of issuers in which the Fund invests and/or the greater the use of leverage, the greater the potential volatility of the Fund’s portfolio. Recently, there have been inflationary price movements, which have caused the fixed income securities markets to experience heightened levels of interest rate volatility and liquidity risk. Recently, there have been inflationary price movements, which have caused the fixed income securities markets to experience heightened levels of interest rate volatility and liquidity risk. The U.S. Federal Reserve has begun to raise interest rates from historically low levels and may continue to do so.
The United States government and the Federal Reserve and foreign governments and central banks may take steps to support financial markets. They might, for example, take steps to support markets and economic activity generally and to set or maintain low interest rates, such as by purchasing bonds or making financing broadly available to investors. Such actions may be intended to support certain asset classes or segments of the markets, but not others, and can have disproportionate, adverse, and unexpected effects on some asset classes or sectors, including those in which the Fund invests. For example, efforts by governments to provide debt relief to certain consumers or market participants or to support certain aspects of the market could significantly and adversely affect the value of the Fund’s investments, the Fund’s earnings, or the Fund’s risk profile, and have other unintended or unexpected effects. Other measures taken by governments and regulators, including, for example, steps to reverse, withdraw, curtail or taper such activities, could have a material adverse effect on prices for the Fund’s portfolio of investments and on the management of the Fund. The withdrawal of support, failure of efforts in response to a financial or other crisis, or investor perception that those efforts are not succeeding could negatively affect financial markets generally as well as the values and liquidity of the Fund’s investments.
Events leading to limited liquidity, defaults, non-performance or other adverse developments that affect one industry, such as the financial services industry, or concerns or rumors about any events of these kinds, have in the past and may in the future lead to market-wide liquidity problems, may spread to other industries, and could negatively affect the value and liquidity of the Fund’s investments. For example, in response to the rapidly declining financial condition of regional banks Silicon Valley Bank (“SVB”) and Signature Bank (“Signature”), the California Department of Financial Protection and Innovation (the “CDFPI”) and the New York State Department of Financial Services (the “NYSDFS”) closed SVB and Signature on March 10, 2023 and March 12, 2023, respectively, and the Federal Deposit Insurance Corporation (“FDIC”) was appointed as receiver for SVB and Signature. Although the U.S. Department of the Treasury, the Federal Reserve and the FDIC have taken measures to stabilize the financial system, uncertainty and liquidity concerns in the broader financial services industry remain. Additionally, should there be additional systemic pressure on the financial system and capital markets, there can be no assurances of the response of any government or regulator, and any response may not be as favorable to industry participants as the measures currently being pursued. In addition, highly publicized issues related to the U.S. and global capital markets in the past have led to significant and widespread investor concerns over the integrity of the capital markets. The current situation related to SVB Signature and other regional banks could in the future lead to further rules and regulations for public companies, banks, financial institutions and other participants in the U.S. and global capital markets, and complying with the requirements of any such rules or regulations may be burdensome. Even if not adopted, evaluating and responding to any such proposed rules or regulations could results in increased costs and require significant attention from the Adviser.
Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the securities in which the Fund invests or the issuers of such securities in ways that are unforeseeable. Legislation or regulation also may change the way in which the Fund or the Adviser are regulated. Such legislation, regulation, or other government action could limit or preclude the Fund’s ability to achieve its investment objective and affect the Fund’s performance.
Political, social or financial instability, civil unrest, geopolitical tensions, wars, natural disasters and acts of terrorism are other potential risks that could adversely affect the Fund’s investments or markets generally. In addition, political developments in foreign countries or the United States may at times subject such countries to sanctions from the U.S. government, foreign governments and/or international institutions that could negatively affect the Fund’s investments in issuers located in, doing business in or with assets in such countries. Any or all of the risks described herein can increase some or all of the other risks associated with the Fund’s investments, including, among others, counterparty risk, debt securities risks, liquidity risk, and valuation risk.

Annual Report	|	September 30, 2023	77

Summary of Updated Information Regarding the Fund (Cont.)

Continuing uncertainty as to the status of the euro and the European Economic and Monetary Union (“EMU”) and the potential for certain countries (such as those in the UK) to withdraw from the institution has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EU could have significant adverse effects on currency and financial markets, and on the values of the Fund’s portfolio investments. In January 2020, the United Kingdom withdrew from the EU. During an
11-month
transition period, the UK and the EU agreed to a Trade and Cooperation Agreement which sets out the agreement for certain parts of the future relationship between the EU and the UK from January 1, 2021. The Trade and Cooperation Agreement does not include an agreement on financial services which is yet to be agreed. From January 1, 2021, EU law ceased to apply in the UK. However, many EU laws have been transposed into English law and these transposed laws will continue to apply until such time as they are repealed, replaced or amended. Depending on the terms of any future agreement between the EU and the UK on financial services, substantial amendments to English law may occur. Significant uncertainty remains in the market regarding the ramifications of these developments, and the range and potential implications of possible political, regulatory, economic and market outcomes are difficult to predict. The markets may be further disrupted and adversely affected by the withdrawal at various times given the uncertainty surrounding the country’s trade, financial, and other arrangements.
Russia’s invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia, certain Russian individuals, banking entities and corporations, and Belarus as a response to Russia’s invasion of Ukraine, and may impose sanctions on other countries that provide military or economic support to Russia. The extent and duration of Russia’s military actions and the repercussions of such actions (including any retaliatory actions or countermeasures that may be taken by those subject to sanctions, including cyber attacks) are impossible to predict, but could result in significant market disruptions, including in certain industries or sectors, such as the oil and natural gas markets, and may negatively affect global supply chains, inflation and global growth. These and any related events could significantly impact the Fund’s performance and the value of an investment in the Fund, even if the Fund does not have direct exposure to Russian issuers or issuers in other countries affected by the invasion.
The Fund may continue to issue additional shares and to make additional investments in instruments in accordance with the Fund’s principal investment strategies to strive to meet the Fund’s investment objective under all types of market conditions, including unfavorable market conditions.
Portfolio turnover risk
The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as portfolio turnover. Portfolio turnover generally involves a number of direct and indirect costs and expenses to the Fund, including, for example, brokerage commissions, dealer mark-ups and
bid/ask spreads, and transaction costs on the sale of securities and reinvestment in other securities, and may result in the realization of taxable capital gains (including short-term capital gains, which are generally taxable to shareholders subject to tax at ordinary income rates).
Portfolio turnover risk includes the risk that frequent purchases and sales of portfolio securities may result in higher Fund expenses and may result in larger distributions of taxable capital gains to investors as compared to a fund that trades less frequently.
Legal and regulatory risk
Legal, tax and regulatory changes (which may apply with retroactive effect) could occur and may adversely affect the Fund and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New (or revised) laws or regulations may be imposed by the CFTC, the SEC, the Internal Revenue Service (“IRS”), the U.S. Federal Reserve or other banking regulators, other governmental regulatory authorities or self-regulatory organizations that supervise the financial markets that could adversely affect the Fund. In particular, these agencies have implemented or are implementing a variety of rules pursuant to financial reform legislation in the United States. The EU, the United Kingdom and some other jurisdictions have implemented or are implementing similar requirements. The Fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these governmental regulatory authorities or self-regulatory organizations.
In addition, the securities and derivatives markets are subject to comprehensive statutes, regulations and margin requirements. The CFTC, the SEC, the Federal Deposit Insurance Corporation, other regulators and self-regulatory organizations and exchanges are authorized under these statutes, regulations and otherwise to take extraordinary actions in the event of market emergencies. The Fund and the Adviser have historically been eligible for exemptions from certain regulations. However, there is no assurance that the Fund and the Adviser will continue to be eligible for such exemptions.
The SEC has in the past adopted interim rules requiring reporting of all short positions above a certain de minimis threshold and may adopt (pursuant to recent proposals) rules requiring monthly public disclosure in the future. In addition, other
non-U.S.

78	DoubleLine Opportunistic Credit Fund

(Unaudited) September 30, 2023

jurisdictions where the Fund may trade have adopted reporting requirements. If the Fund’s short positions or its strategy become generally known, it could have a significant effect on the Adviser’s ability to implement its investment strategy. In particular, it would make it more likely that other investors could cause a short squeeze in the securities held short by the Fund forcing the Fund to cover its positions at a loss. Such reporting requirements may also limit the Adviser’s ability to access management and other personnel at certain companies where the Adviser seeks to take a short position. In addition, if other investors engage in copycat behavior by taking positions in the same issuers as the Fund, the cost of borrowing securities to sell short could increase drastically and the availability of such securities to the Fund could decrease drastically. Such events could make the Fund unable to execute its investment strategy.
The SEC and regulatory authorities in other jurisdictions may adopt (and in certain cases, have adopted) bans on new or increases in short sales of certain securities, including short positions on such securities acquired through swaps, in response to market events. Bans on short selling and such short positions may make it impossible for the Fund to execute certain investment strategies and may have a material adverse effect on the Fund’s ability to generate returns.
Rules implementing the credit risk retention requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) for asset-backed securities require the sponsor of certain securitization vehicles (or a majority owned affiliate of such sponsor) to retain, and to refrain from transferring, selling, conveying to a third party, or hedging the credit risk on a portion of the assets transferred, sold, or conveyed through the issuance of the asset-backed securities of such vehicle, subject to certain exceptions. These requirements may increase the costs to originators, securitizers, and, in certain cases, collateral managers of securitization vehicles in which the Fund may invest, which costs could be passed along to the Fund as an investor in such vehicles. In addition, the costs imposed by the risk retention rules on originators, securitizers and/or collateral managers may result in a reduction of the number of new offerings of asset-backed securities and thus in fewer investment opportunities for the Fund. A reduction in the number of new securitizations could also reduce liquidity in the markets for certain types of financial assets that are typically held by securitization vehicles, which in turn could negatively affect the returns on the Fund’s investment in asset-backed securities.
Anti-takeover provisions risk
The Fund’s Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”) includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status.
These provisions in the Declaration of Trust could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares or at NAV.
Collateralized debt obligations risk
CDOs include CBOs, CLOs, and other similarly structured securities. A CBO is a trust which may be backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, second lien loans or other types of subordinate loans, and mezzanine loans, including loans that may be rated below investment grade or equivalent unrated loans and including loans that may be covenant-lite. CDOs may charge management fees and administrative expenses. The cash flows from the CDO trust are generally split into two or more portions, called tranches, varying in risk and yield. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity or “first loss” tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. Holders of interests in the senior tranches are entitled to the lowest interest rate payments but those interests generally involve less credit risk as they are typically paid before junior tranches. The most junior tranches, such as equity tranches, typically are entitled to be paid the highest interest rate payments but suffer the highest risk of loss should the holder of an underlying debt instrument default. If some debt instruments default and the cash collected by the CDO is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first. Since it is partially protected from defaults, a senior tranche from a CDO trust typically has higher ratings and lower potential yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, more senior CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CDO securities as a class.
The risks of an investment in a CDO depend largely on the quality and type of the collateral and the tranche of the CDO in which the Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, there may be a limited secondary market for investments in CDOs and such investments may be illiquid. In addition to the risks associated with debt instruments (
e.g.
, interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Fund may invest in CDOs that are

Annual Report	|	September 30, 2023	79

Summary of Updated Information Regarding the Fund (Cont.)

subordinate to other classes of the issuer’s securities; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
Real estate risk
The value of the Fund’s portfolio could change in light of factors affecting the real estate secto
r. Factors affecting real estate values include the supply of real property in certain markets, changes in zoning laws, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, adequacy of rent to cover operating expenses, and local and, regional, and general market conditions. The value of real estate-related investments also may be affected by changes in interest rates, macroeconomic developments, and social and economic trends.
To the extent that the Fund invests in real estate related investments, including REITs, real estate-related loans or real-estate linked derivative instruments, it will be subject to the risks associated with owning real estate and with the real estate industry generally. These include difficulties in valuing and disposing of real estate, the possibility of declines in the value of real estate, risks related to general and local economic conditions, the possibility of adverse changes in the climate for real estate, environmental liability risks, the risk of increases in property taxes and operating expenses, possible adverse changes in zoning laws, the risk of casualty or condemnation losses, limitations on rents, the possibility of adverse changes in interest rates and in the credit markets and the possibility of borrowers paying off mortgages sooner than expected, which may lead to reinvestment of assets at lower prevailing interest rates. To the extent that the Fund invests in REITs, it will also be subject to the risk that a REIT may default on its obligations or go bankrupt. By investing in REITs indirectly through the Fund, a shareholder will indirectly bear his or her proportionate share of the expenses of the REITs. The Fund’s investments in REITs could cause the Fund to recognize income in excess of cash received from those securities and, as a result, the Fund may be required to sell portfolio securities, including when it is not advantageous to do so, in order to make distributions. An investment in a REIT or a real estate-linked derivative instrument that is linked to the value of a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws or failure by the REIT to qualify for the favorable tax treatment applicable to REITs under the Code. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time- consuming. Finally, private REITs are not traded on a national securities exchange. As such, these products may be illiquid. This reduces the ability of the Fund to redeem its investment early. Private REITs are also generally harder to value and may bear higher fees than public REITs.
Risks related to the Fund’s clearing broker and central clearing counterparty
Transactions in some types of derivatives, including futures, options on futures, and certain swaps (including interest rate swaps and index credit default swaps) are required to be (or are capable of being) centrally cleared. In a transaction involving those derivatives (“cleared derivatives”), the Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through its accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house. There is a risk that assets deposited by the Fund with any clearing member as margin for cleared derivatives may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. Similarly, all customer funds held by a clearing member and/or at a clearing house in connection with any cleared derivates are generally held on a commingled omnibus basis and are not identified to the name of the clearing member’s individual customers. In the event of the bankruptcy or insolvency of a clearing member or clearing house, the Fund might experience a loss of funds deposited through its clearing member as margin with the clearing house, a loss of unrealized profits on its open positions, and the loss of funds owed to it as realized profits on closed positions. Such a bankruptcy or insolvency might also cause a substantial delay before the Fund could obtain the return of funds owed to it by a clearing member who was a member of such clearing house.
In some ways, cleared derivative arrangements are less favorable to funds than bilateral arrangements. For example, the Fund may be required to provide more margin for cleared derivatives positions than for bilateral derivatives positions. Also, in contrast to a bilateral derivatives position, following a period of notice to the Fund, a clearing member generally can require termination of an existing cleared derivatives position at any time or an increase in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing positions or to terminate those positions at any time. Any increase in margin requirements or termination of existing cleared derivatives positions by the clearing member or the clearing house could interfere with the ability of the Fund to pursue its

80	DoubleLine Opportunistic Credit Fund

(Unaudited) September 30, 2023

investment strategy. Further, any increase in margin requirements by a clearing member could expose the Fund to greater credit risk to its clearing member because margin for cleared derivatives positions in excess of a clearing house’s margin requirements may be held by the clearing member. Also, the Fund is subject to risk if it enters into a swap that is required to be cleared (or that the Adviser expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. In those cases, the position might have to be terminated, and the Fund could lose some or all of the benefit of the position, including loss of an increase in the value of the position and/or loss of hedging protection, or could realize a loss. In addition, the documentation governing the relationship between the Fund and clearing members is drafted by the
clearing members and generally is less favorable to the Fund than typical bilateral derivatives documentation.
Tax risk
The Fund has elected to be treated as a regulated investment company (“RIC”) under the Code and intends each year to qualify and be eligible to be treated as such. If the Fund qualifies as a RIC, it generally will not be subject to U.S. federal income tax on its net investment income or net short-term or long-term capital gains, distributed (or deemed distributed) to shareholders, provided that, for each taxable year, the Fund distributes (or is treated as distributing) to its shareholders an amount equal to or exceeding 90% of its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses). The Fund intends to distribute all or substantially all of its investment company taxable income and net capital gain each year. In order for the Fund to qualify as a RIC in any taxable year, the Fund must meet certain asset diversification tests and at least 90% of its gross income for such year must be certain types of qualifying income. If for any taxable year the Fund were to fail to meet the income or diversification test described above, the Fund could in some cases cure the failure, including by paying a fund-level tax and, in the case of a diversification test failure, disposing of certain assets. Some of the income and gain that the Fund may recognize, such as income and gain from real estate assets received upon foreclosure of a loan held by the Fund, generally does not constitute qualifying income, and whether certain other income and gain that the Fund may recognize constitutes qualifying income is not certain. The Fund’s investments therefore may be limited by the Fund’s intention to qualify as a RIC and may bear on the Fund’s ability to so qualify.
If the Fund were ineligible to or otherwise did not cure such failure for any year, or were otherwise to fail to qualify as a RIC accorded special tax treatment in any taxable year, it would be treated as a corporation subject to U.S. federal income tax, thereby subjecting any income earned by the Fund to tax at the corporate level and, when such income is distributed, to a further tax as dividends at the shareholder level to the extent of the Fund’s current or accumulated earnings and profits.
Repurchase agreements risk
In the event of a default or bankruptcy by a selling financial institution under a repurchase agreement, the Fund will seek to sell the underlying security serving as collateral. However, this could involve certain costs or delays, and, to the extent that proceeds from any sale were less than the repurchase price, the Fund could suffer a loss.
Zero-coupon bond risk
Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically.
Because zero-coupon bonds
do not pay current interest in cash, their value is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Zero-coupon bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently in cash. The Fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders even though the investments do not make any current interest payments. Thus, it may be necessary at times for the Fund to liquidate other investments in order to satisfy its distribution requirements under the Code.
Unrated securities risk
Unrated securities (which are not rated by a rating agency) may be less liquid than comparable rated securities and involve the risk that the Adviser may not accurately evaluate the security’s comparative credit rating and value. To the extent that the Fund invests in unrated securities, the Fund’s success in achieving its investment objective may depend more heavily on the Adviser’s creditworthiness analysis than if the Fund invested exclusively in rated securities. Some or all of the unrated instruments in which the Fund may invest will involve credit risk comparable to or greater than that of rated debt securities of below investment grade quality.
Operational and information security risks
The Fund and its service providers depend on complex information technology and communications systems to conduct business functions, making them susceptible to operational and information security risks. Any problems relating to the performance and

Annual Report	|	September 30, 2023	81

Summary of Updated Information Regarding the Fund (Cont.)

effectiveness of security procedures used by the Fund or its service providers to protect the Fund’s assets, such as algorithms, codes, passwords, multiple signature systems, encryption and telephone call-backs, may have an adverse impact on an investment in the Fund. For example, design or system failures or malfunctions, human error, faulty software or data processing systems, power or communications outages, acts of God, or cyber-attacks may lead to operational disruptions and potential losses to the Fund. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, the Fund or its Adviser, custodian, fund accountant, fund administrator, transfer agent, pricing vendors and/or other third party service providers may adversely impact the Fund and its shareholders. For instance, cyber-attacks or other operational issues may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. The Fund also may incur substantial costs for cybersecurity risk management in order to guard against any cyber incidents in the future.
Furthermore, as the Fund’s assets grow, it may become a more appealing target for cybersecurity threats such as hackers and malware. In general, cyber-attacks result from deliberate attacks but unintentional events may have effects similar to those caused by cyber-attacks. Additionally, outside parties may attempt to fraudulently induce employees of the Fund or the Adviser or its service providers to disclose sensitive information in order to gain access to the Fund’s infrastructure Similar types of risks also are present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such securities to lose value. In addition, cyber- attacks involving a counterparty to the Fund could affect such a counterparty’s ability to meet its obligations to the Fund, which may result in losses to the Fund and its shareholders. In addition, the adoption of work-from-home arrangements by the Fund, the Adviser or its service providers could increase all of the above risks, create additional data and information accessibility concerns, and make the Fund, the Adviser or its service providers more susceptible to operational disruptions, any of which could adversely impact their operations. While the Fund or its service providers may have established business continuity plans and systems designed to guard against such operational failures and cyber-attacks and the adverse effects of such events, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified, in large part because different, evolving or unknown threats or risks may emerge in the future. The Adviser and the Fund do not control the business continuity and cybersecurity plans and systems put in place by third-party service providers, and such third-party service providers may have no or limited indemnification obligations to the Adviser or the Fund.

82	DoubleLine Opportunistic Credit Fund

Portfolio Managers	(Unaudited) September 30, 2023

The portfolio managers for the Fund are Jeffrey E. Gundlach, Andrew Hsu and Ken Shinoda.
Mr. Gundlach has served as a portfolio manager for the Fund since the Fund’s inception. Messrs. Hsu and Shinoda have served as portfolio managers for the Fund since April 30, 2020. Since the Fund’s last annual report to shareholders, there have been no changes in the persons who are primarily responsible for the day-to-day
management of the Fund’s portfolio.
Information About Proxy Voting
Information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30th is available no later than the following August 31st without charge, upon request, by calling
877-DLine11
(877-354-6311)
or email fundinfo@doubleline.com and on the SEC’s website at www.sec.gov.
A description of the Fund’s proxy voting policies and procedures is available (i) without charge, upon request, by calling
877-DLine11
(877-354-6311)
or email fundinfo@doubleline.com; and (ii) on the SEC’s website at www.sec.gov.
Information About Portfolio Holdings
The Fund intends to disclose its portfolio holdings on a quarterly basis by posting the holdings on the Fund’s website. The disclosure will be made by posting the Annual, Semi-Annual and Part F of Form
N-PORT
filings on the Fund’s website.
The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Part F of Form
N-PORT.
When available, the Fund’s Part F of Form
N-PORT
is available on the SEC’s website at www.sec.gov.
Householding—Important Notice Regarding Delivery of Shareholder Documents
In an effort to conserve resources, the Fund intends to reduce the number of duplicate Annual and Semi-Annual Reports you receive by sending only one copy of each to addresses where we reasonably believe two or more accounts are from the same family. If you would like to discontinue householding of your accounts, please call toll-free
877-DLine11
(877-354-6311)
to request individual copies of these documents. We will begin sending individual copies thirty days after receiving your request to stop householding.
Fund Certification
The Fund is listed for trading on the NYSE and has filed with the NYSE its annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Fund filed with the SEC the certification of its chief executive officer and principal financial officer required by section 302 of the Sarbanes-Oxley Act.

Annual Report	|	September 30, 2023	83

Dividend Reinvestment Plan	(Unaudited) September 30, 2023

Unless the registered owner of Common Shares elects to receive cash by contacting U.S. Bancorp Fund Services, LLC (the “Plan Administrator”), all dividends, capital gains and returns of capital, if any, declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Common Shareholders who elect not to participate in the Plan will receive all dividends and other distributions payable in cash directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by providing notice in writing to the Plan Administrator at least 5 days prior to the dividend/distribution record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.
Whenever the Fund declares an income dividend, a capital gain distribution or other distribution (collectively referred to as “dividends”) payable either in shares or cash, non-participants
in the Plan will receive cash and participants in the Plan will receive a number of Common Shares, determined in accordance with the following provisions. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open- Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the market price per Common Share plus estimated brokerage trading fees is equal to or greater than the NAV per Common Share (such condition is referred to here as “market premium”), the Plan Administrator shall receive Newly Issued Common Shares, including fractions of shares from the Fund for each Plan participant’s account. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the date of issuance; provided that, if the NAV per Common Share is less than or equal to 95% of the current market value on the date of issuance, the dollar amount of the Dividend will be divided by 95% of the market price per Common Share on the date of issuance for purposes of determining the number of shares issuable under the Plan. If, on the payment date for any Dividend, the NAV per Common Share is greater than the market value plus estimated brokerage trading fees (such condition being referred to here as a “market discount”), the Plan Administrator will seek to invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases.
In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an
“ex-dividend”
basis or in no event more than 30 days after the record date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly Dividends. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. If the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open- Market Purchases and may instead receive the Newly Issued Common Shares from the Fund for each participant’s account, in respect of the uninvested portion of the Dividend, at the NAV per Common Share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the date of issuance for purposes of determining the number of shares issuable under the Plan.
The Plan Administrator maintains all registered shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator in non-certificated
form in the name of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.
In the case of Common Shares owned by a beneficial owner but registered with the Plan Administrator in the name of a nominee, such as a bank, a broker or other financial intermediary (each, a “Nominee”), the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the Nominee as participating in the Plan. The Plan Administrator will not take instructions or elections from a beneficial owner whose Common Shares are registered with the Plan Administrator in the name of a Nominee. If a beneficial owner’s Common Shares are held through a Nominee and are not registered with the Plan Administrator as participating in the Plan, neither the beneficial owner nor the Nominee will be participants in or have distributions reinvested under the Plan with respect to those Common Shares. If a beneficial owner of

84	DoubleLine Opportunistic Credit Fund

(Unaudited) September 30, 2023

Common Shares held in the name of a Nominee wishes to participate in the Plan, and the Shareholder’s Nominee is unable or unwilling to become a registered shareholder and a Plan participant with respect to those Common Shares on the beneficial owner’s behalf, the beneficial owner may request that the Nominee arrange to have all or a portion of his or her Common Shares registered with the Plan Administrator in the beneficial owner’s name so that the beneficial owner may be enrolled as a participant in the Plan with respect to those Common Shares. Please contact your Nominee for details or for other possible alternatives.
Participants whose shares are registered with the Plan Administrator in the name of one Nominee may not be able to transfer the shares to another firm or Nominee and continue to participate in the Plan.
There will be no brokerage charges with respect to Common Shares issued directly by the Fund as a result of dividends payable either in Common Shares or in cash. However, each participant will pay a pro rata share of brokerage trading fees incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.
The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.
All correspondence, questions, or requests for additional information concerning the Plan should be directed to the Plan Administrator by calling toll-free
877-DLine11
(877-354-6311)
or by writing to U.S. Bancorp Fund Services, LLC at P.O. Box 701, Milwaukee, WI 53201. Be sure to include your name, address, daytime phone number, Social Security or tax I.D. number and a reference to DoubleLine Opportunistic Credit Fund on all correspondence.
The Plan Administrator accepts instructions only from the registered owners of accounts. If you purchased or hold your Fund shares through an intermediary, in most cases your intermediary’s nominee will be the registered owner with the Fund. Accordingly, questions regarding your participation in the Plan or the terms of any reinvestments should be directed to your intermediary in the first instance.

Annual Report	|	September 30, 2023	85

DoubleLine Privacy Policy Notice	(Unaudited) September 30, 2023

What Does DoubleLine Do With Your Personal Information?
This notice provides information about how DoubleLine (“we,” “our” and “us”) collects, discloses, and protects your personal information, and how you might choose to limit our ability to disclose certain information about you. Please read this notice carefully.
Why We Need Your Personal Information
All financial companies need to disclose customers’ personal information to run their everyday businesses, to appropriately tailor the services offered (where applicable), and to comply with our regulatory obligations. Accordingly, information, confidential and proprietary, plays an important role in the success of our business. However, we recognize that you have entrusted us with your personal and financial data, and we recognize our obligation to keep this information secure. Maintaining your privacy is important to us, and we hold ourselves to a high standard in its safekeeping and use. Most importantly, DoubleLine does not sell its customers’
non-public
personal information to any third parties. DoubleLine uses its customers’
non-public
personal information primarily to complete financial transactions that its customers request (where applicable), to make its customers aware of other financial products and services offered by a DoubleLine affiliated company, and to satisfy obligations we owe to regulatory bodies.
Information We May Collect
We may collect various types of personal data about you, including:

•
Your personal identification information, which may include your name and passport information, your IP address, politically exposed person (“PEP”) status, and such other information as may be necessary for us to provide our services to you and to complete our customer due diligence process and discharge anti-money laundering obligations;

•	Your contact information, which may include postal address and e-mail address and your home and mobile telephone numbers;
•	Your family relationships, which may include your marital status, the identity of your spouse and the number of children that you have;
•
Your professional and employment information, which may include your level of education and professional qualifications, your employment, employer’s name and details of directorships and other offices which you may hold; and

•
Financial information, risk tolerance, sources of wealth and your assets, which may include details of shareholdings and beneficial interests in financial instruments, your bank details and your credit history.

Where We Obtain Your Personal Information

•	Information we receive about you on applications or other forms;
•	Information you may give us orally;
•	Information about your transactions with us or others;
•	Information you submit to us in correspondence, including emails or other electronic communications; and
•	Information about any bank account you use for transfers between your bank account and any DoubleLine investment account, including information provided when effecting wire transfers.
Information Collected From Websites
Websites maintained by DoubleLine or its service providers may use a variety of technologies to collect information that help DoubleLine and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. Our websites may contain links that are maintained or controlled by third parties with privacy policies that may differ, in some cases significantly, from the privacy policies described in this notice. Please read the privacy policies of such third parties and understand that accessing their websites is at your own risk. Please contact your DoubleLine representative if you would like to receive more information about the privacy policies of third parties.
We also use web analytics services, which currently include but are not limited to Google Analytics and Adobe Analytics. Such web analytics services use cookies and similar technologies to evaluate visitor’s use of the domain, compile statistical reports on domain activity, and provide other services related to our websites. For more information about Google Analytics, or to opt out of Google Analytics, please go to
https://tools.google.com/dlpage/gaoptout
. For more information about Adobe Analytics, or to opt out of Adobe Analytics, please go to:
http://www.adobe.com/privacy/opt-out.html
.

86	DoubleLine Opportunistic Credit Fund

(Unaudited) September 30, 2023

How And Why We May Disclose Your Information
DoubleLine does not disclose any
non-public
personal information about our customers or former customers without the customer’s authorization, except that we may disclose the information listed above, as follows:

•
It may be necessary for DoubleLine to provide information to nonaffiliated third parties in connection with our performance of the services we have agreed to provide to you. For example, it might be necessary to do so in order to process transactions and maintain accounts.

•
DoubleLine will release any of the
non-public
information listed above about a customer if directed to do so by that customer or if DoubleLine is required or authorized by law to do so, such as for the purpose of compliance with regulatory requirements or in the case of a court order, legal investigation, or other properly executed governmental request.

•
In order to alert a customer to other financial products and services offered by an affiliate, DoubleLine may disclose information to an affiliate, including companies using the DoubleLine name. Such products and services may include, for example, other investment products offered by a DoubleLine company. If you prefer that we not disclose non-public
personal information about you to our affiliates for this purpose, you may direct us not to make such disclosures (other than disclosures permitted by law) by contacting us at Privacy@DoubleLine.com or at 1 (800)
285-1545.
If you limit this sharing and you have a joint account, your decision will be applied to all owners of the account.

We will limit access to your personal account information to those agents and vendors who need to know that information to provide products and services to you. We do not share your information to nonaffiliated third parties for marketing purposes. We maintain physical, electronic, and procedural safeguards to guard your non-public
personal information.
Notice Related To The California Consumer Privacy Act (CCPA) And To “Natural Persons” Residing In The State Of California
DoubleLine collects and uses information that identifies, describes, references, links or relates to, or is associated with, a particular consumer or device (“
Personal Information
”). Personal Information we collect from our customers and consumers is covered under the Gramm-Leach-Bliley Act (“GLBA”) and is therefore excluded from the scope of the California Consumer Privacy Act, as amended by the California Privacy Rights Act (together, “CCPA”).
However, for California residents who are not DoubleLine customers or consumers, as those terms are defined by GLBA, the personal information we collect about you is subject to the CCPA. As such, you have privacy rights with respect to your personal information. Please review the following applicable California privacy notice that is available at
https://www.doubleline.com
, or by contacting us at Privacy@DoubleLine.com or at 1 (800)
285-1545.
CA Privacy Notice for Website Visitors, Media Subscribers and Business Representatives
CA Privacy Notice for Employees
Notice To “Natural Persons” Residing In The European Economic Area (The “EEA”)
If you reside in the EEA, we may transfer your personal information outside the EEA, and will ensure that it is protected and transferred in a manner consistent with legal requirements applicable to the information. This can be done in a number of different ways, for instance:

•	the country to which we send the personal information may have been assessed by the European Commission as providing an “adequate” level of protection for personal data; or
•	the recipient may have signed a contract based on standard contractual clauses approved by the European Commission.
In other circumstances, the law may permit us to otherwise transfer your personal information outside the EEA. In all cases, however, any transfer of your personal information will be compliant with applicable data protection law.
Notice To Investors In Cayman Islands Investment Funds
If you are a natural person, please review this notice as it applies to you directly. If you are a legal representative of a corporate or entity investor that provides us with any personal information about individuals (i.e., natural persons), you agree to furnish a copy of this notice to each such individual or otherwise advise them of its content.
Any international transfer of personal information will be compliant with the requirements of the Data Protection Act, 2017 of the Cayman Islands.

Annual Report	|	September 30, 2023	87

DoubleLine Privacy Policy Notice (Cont.)

Privacy For Children
DoubleLine is concerned about the privacy of children. Our website and our services are not targeted at individuals under 18 years of age, and we do not knowingly collect any personal information from an individual under 18. If we learn that a child under the age of 13 (or such higher age as required by applicable law) has submitted personally identifiable information online without parental consent, we will take all reasonable measures to delete such information from its databases and to not use such information for any purpose (except where necessary to protect the safety of the child or others as required or allowed by law). If you become aware of any personally identifiable information, we have collected from children under 13 (or such higher age as required by applicable law), please contact us at Privacy@DoubleLine.com or at 1 (800)
285-1545.
We do not sell or share any personal information and have no actual knowledge about selling or sharing personal information of individuals under the age of 16.
Retention Of Personal Information And Security
Your personal information will be retained for as long as required:

•	for the purposes for which the personal information was collected;
•	in order to establish or defend legal rights or obligations or to satisfy any reporting or accounting obligations; and/or
•	as required by data protection laws and any other applicable laws or regulatory requirements, including, but not limited to, U.S. laws and regulations applicable to our business.
We will undertake commercially reasonable efforts to protect the personal information that we hold with appropriate security measures.
Access To And Control Of Your Personal Information
Depending on your country of domicile or applicable law, you may have the following rights in respect of the personal information about you that we process:

•	the right to access and port personal information;
•	the right to rectify personal information;
•	the right to restrict the use of personal information;
•	the right to request that personal information is erased; and
•	the right to object to processing of personal information.
Although you have the right to request that your personal information be deleted at any time, applicable laws or regulatory requirements may prohibit us from doing so. In addition, if you invest in a DoubleLine fund through a financial intermediary, DoubleLine may not have access to personal information about you.
If you wish to exercise any of the rights set out above, please contact us at Privacy@DoubleLine.com or at 1 (800) 285-1545.
Changes To DoubleLine’s Privacy Policy
DoubleLine reserves the right to modify its privacy policy at any time, but in the event that there is a change that affects the content of this notice materially, DoubleLine will promptly inform its customers of such changes in accordance with applicable law.

88	DoubleLine Opportunistic Credit Fund

Investment Adviser:
DoubleLine Capital LP
2002 North Tampa Street
Suite 200
Tampa, FL 33602
Administrator and Transfer Agent:
U. S. Bancorp Fund Services, LLC
P. O. Box 701
Milwaukee, WI 53201
Custodian:
U.S. Bank, N.A.
1555 North River Center Drive
Suite 302
Milwaukee, WI 53212
Independent Registered Public Accounting Firm:
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626
Legal Counsel:
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, MA 02199
Contact Information:
doubleline.com
fundinfo@doubleline.com
(877) DLine11 or (877)
354-6311
DL-ANNUAL-DBL

DoubleLine

||
 2002 North Tampa Street, Suite 200
||
 Tampa, FL 33602
||
 (813) 791-7333
fundinfo@doubleline.com
||
www.doubleline.com

(b)	Not applicable.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. The Registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The Registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the Registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The Registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Raymond B. Woolson is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2023	FYE 9/30/2022
( a ) Audit Fees	$69,711	$63,658
( b ) Audit-Related Fees	$15,000	N/A
( c ) Tax Fees	$11,445	$11,219
( d ) All Other Fees	N/A	N/A

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the Registrant, including services provided to any entity affiliated with the Registrant.

(e)(2) The percentage of fees billed by Deloitte & Touche LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 9/30/2023	FYE 9/30/2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the Registrant’s accountant for services to the Registrant and to the Registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 9/30/2023	FYE 9/30/2022
Registrant	$11,445	$11,219
Registrant’s Investment Adviser	N/A	N/A

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i) The Registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

(j) The Registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

(a)

The Registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee are as follows: Joseph J. Ciprari, John C. Salter, and Raymond B. Woolson.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

DoubleLine Capital LP

DoubleLine Alternatives LP

DoubleLine ETF Adviser LP

DoubleLine Funds Trust

DoubleLine ETF Trust

DoubleLine Closed-End Funds

Proxy Voting, Corporate Actions and Class Actions Policy

I.	Background

Rule 206(4)-6 of the Investment Advisers Act of 1940, as amended (the “Advisers Act”), requires investment advisers that exercise voting authority with respect to client securities to: (i) adopt and implement written policies and procedures reasonably designed to ensure that client securities are voted in the best interest of clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients; (ii) provide a concise summary of its proxy voting policies and procedures and, upon request, furnish a copy of the full policies and procedures to its clients; and (iii) disclose how clients may obtain information with respect to how the adviser voted their securities.

This Proxy Voting, Corporate Actions and Class Actions Policy (the “Proxy Policy”) is adopted by DoubleLine Capital LP, DoubleLine Alternatives LP and DoubleLine ETF Adviser LP (the “Advisers,” or each applicable “Adviser”) to govern the Advisers’ proxy voting, corporate actions and class actions activities involving client investments, and along with the DoubleLine Funds Trust, the DoubleLine ETF Trust, and the DoubleLine closed-end funds (each, a “Fund,” collectively the “Funds,” and together with the Advisers, “DoubleLine”), to help ensure compliance with applicable disclosure and reporting requirements.

II.	Policy

Employees must handle all proxy voting, corporate actions and class actions (“Proxy Matters”) with reasonable care and diligence, and solely in the best interest of DoubleLine clients. Accordingly, all Proxy Matter proposals must immediately be forwarded to the Trade Management team to ensure that each proposal is processed timely and in accordance with the Proxy Policy.

The Adviser generally will exercise proxy voting, corporate actions and class actions authority on behalf of clients only where the client has expressly delegated such authority in writing. If directed to do so by the client, the Adviser will process each proposal in a manner that seeks to enhance the economic value of client investments.

Proxy Voting Guidelines and Corporate Actions

Designated employees from the Portfolio Management team will review the specific facts and circumstances surrounding each proxy and corporate action proposal to determine a course of action that promotes the best interest of clients (including, if so directed, to maximize the value of client investments). The Advisers adopt the Proxy Voting Guidelines (the “Guidelines,” see Attachment A) as a framework for analyzing proxy and corporate action proposals on a consistent basis.

The Portfolio Management team may, in their discretion, vote proxies and corporate actions in a manner that is inconsistent with the Guidelines (or instruct applicable parties to do so) when they determine, after conducting reasonable due diligence, that doing so is in the best interest of the client. They may consult with the Proxy Voting Committee (the “Proxy Committee”), DoubleLine senior management or a third-party expert such as a proxy voting service provider to make such determinations.

Class Actions

In the event that a client investment becomes the subject of a class action lawsuit, the Adviser will assess, among other factors, the potential financial impact of participating in such legal action. If the Adviser determines that participating in the class action is in the best interest of the client, the Adviser will recommend that the client or its custodian submit appropriate documentation on the client’s behalf, subject to contractual or other authority. The Adviser may consider other factors in determining whether participation in a class action lawsuit is in the best interest of the client, including (i) the costs that likely would be incurred by the client, (ii) the resources that likely would be expended in participating in the class action, and (iii) other available options for pursuing legal recourse against the issuer. If appropriate, the Adviser may also notify the client about the class action without making a recommendation as to participation, which would allow clients to decide on how to proceed. The Advisers provide no assurance to former clients that applicable class action information will be delivered to them.

Conflicts of Interest

Employees must be diligent with respect to actual and potential conflicts of interest when handling client investments. This covers conflicts between the interests of DoubleLine, employees and clients, including conflicts between two or more clients. As a general matter, conflicts should be avoided where practicable. In cases where it cannot be avoided, the conflict must be mitigated as much as possible and then fully and fairly disclosed to the client, such that the client can make an informed decision and, where applicable, provide an informed consent. As required under the Code of Ethics and the Outside Business Activities and Affiliations Policy, employees must report, and in some cases request pre-approval for, certain transactions, activities and affiliations that may present a conflict of interest. Moreover, employees from the Portfolio Management and Trade Management teams who are directly involved in the implementation of the Proxy Policy and members of the Proxy Committee should seek to identify, and report to the Proxy Committee, any conflict of interest related to any proposal or the Proxy Policy in general.

If a material conflict involving a client is deemed to exist with respect to a proposal, the Proxy Committee will generally seek to resolve such conflicts in the best interest of the applicable client by pursuing any one of the following courses of action: (i) voting (or not voting) in accordance with the Guidelines; (ii) convening a Proxy Committee meeting to assess and implement available measures; (iii) voting in accordance with the recommendation of an independent third-party service provider chosen by the Proxy Committee; (iv) voting (or not voting) in accordance with the instructions of such client; or (v) not voting with respect to the proposal if consistent with the Adviser’s fiduciary obligations.

In the event that an Adviser invests in a Fund with other public shareholders, the Adviser will vote the shares of such Fund in the same proportion as the votes of the other shareholders. Under this “echo voting” approach, the Adviser’s potential conflict is mitigated by replicating the voting preferences expressed by the other shareholders.

Client Inquiries

Employees must immediately forward any inquiry about DoubleLine’s proxy voting policy and practices, including historical voting records, to the Trade Management team. The Trade Management team will record the identity of the client, the date of the request, and the disposition of each request and coordinate the appropriate response with the Investor Services team or other applicable party.

The Adviser shall furnish the information requested, free of charge, to the client within ten (10) business days. A copy of the written response should be attached and maintained with the client’s written request, if applicable, and stored in an appropriate file. Clients can require the delivery of the proxy voting record relevant to their accounts for the five-year period prior to their request.

The Funds are required to furnish a description of the Proxy Policy within three (3) business days of receipt of a shareholder request, by first-class mail or other means designed to ensure equally prompt delivery. The Funds rely upon the fund administrator to process such requests.

The Trade Management team shall forward to the Proxy Committee all Proxy Matter inquiries, including proxy solicitations or an Adviser’s voting intention on a pending proposal, from third parties that are not duly authorized by a client.

III.	Third-Party Proxy Agent

To assist in carrying out its proxy voting obligations, DoubleLine has retained a third-party proxy voting service provider, currently Glass, Lewis & Co. (“Glass Lewis”), as its proxy voting agent. Pursuant to an agreement with DoubleLine, Glass Lewis obtains proxy ballots related to client investments, evaluates the facts and circumstances relating to each proposal and communicates to the Adviser the recommendation from the issuer’s management (where available) and Glass Lewis’ broad recommendation. The Adviser shall vote on proposals in its discretion and in a manner consistent with the Proxy Policy or instructs Glass Lewis to do so on its behalf.

In the event that DoubleLine determines that a recommendation from Glass Lewis (or from any other third-party proxy voting service provider retained by DoubleLine) was based on a material factual error, DoubleLine will investigate the error, taking into account, among other things, the nature of the error and the recommendation, and seek to determine whether the vote or other actions related to the proposal would change in light of the error and whether the service provider is taking reasonable steps to reduce similar errors in the future. DoubleLine will also inform the Proxy Committee of the error to determine if it is a material compliance matter under Rule 206(4)-7 of the Advisers Act or Rule 38a-1 of the Investment Company Act of 1940, as amended (the “1940 Act”), or if further remedial action is necessary.

IV.	Environmental, Social and Governance Matters

The Advisers integrate environmental, social and governance (“ESG”) factors into its research and decision-making process to gain a more holistic view of the relevant investment risks, better understand the potential drivers of performance, and strive for better risk-adjusted returns. In particular, the Advisers seek to identify and understand material ESG factors that have a potential financial impact on an issuer and the valuation of client investments. As stewards of client investments, the Advisers view proxy voting as an opportunity to influence the financial impact of such material ESG factors (if applicable) and, through the Guidelines, ensure that proposals are consistently reviewed and voted in a manner that seeks to enhance the economic value of client investments. The Advisers also may consider material ESG factors in determining how to address corporate actions and class actions.

V.	Limitations

Securities on Loan

The Adviser may not be able to take action with respect to a proposal when the client’s relevant securities are on loan in accordance with a securities lending program or are controlled by a securities lending agent or custodian acting independently of DoubleLine. In addition, the Adviser will not recall securities if the potential economic impact of the proposal is insignificant or less than the economic benefit gained if the securities remained on loan (such as the interest income from the loan arrangement) or if recalling the securities is otherwise not in the best interest of the client. In the event that the Adviser determines that a proposal could reasonably enhance the economic value of the client’s investment, the Adviser will make reasonable efforts to inform the client and recall the securities. Employees cannot make any representation that any securities on loan will be recalled successfully or in time for submitting a vote on a pending proposal.

Foreign Markets

In certain markets, shares of securities may be blocked or frozen at the custodian or other designated depositary for certain periods typically around the shareholder meeting date. In such cases, the Adviser cannot guarantee that the blocked securities can be processed in time for submitting a vote on a pending proposal. In addition, where the

Adviser determines that there are unusual costs to the client or administrative difficulties associated with voting on a proposal, which more typically might be the case with respect to proposals involving non-U.S. issuers and foreign markets, the Adviser reserves the right to not vote on the proposal unless the Adviser determines that the potential benefits exceed the anticipated cost to the client.

Proofs-of-Claim

The Advisers do not complete proofs-of-claim on behalf of clients for current or historical holdings other than for the Funds and private funds offered by DoubleLine; however, an Adviser may provide reasonable assistance to other existing clients by sharing related information that is in the Adviser’s possession. The Advisers do not undertake to complete, or provide any assistance for, proofs-of-claim involving securities that had been held by any former client. The Advisers will complete proofs-of-claim for the Funds and private funds offered by DoubleLine or provide reasonable access to the applicable administrator to file such proofs-of-claim when appropriate.

Contractual Obligations

In certain limited circumstances, particularly in the area of structured finance, the Adviser may, on behalf of clients, enter into voting agreements or other contractual obligations that govern proxy and corporate action proposals. In the event of a conflict between any such contractual requirements and the Guidelines, the Adviser will vote in accordance with its contractual obligations.

VI.	Other Regulatory Matters and Responsibilities

Form N-PX Filings

A.

Rule 30b1-4 under the 1940 Act requires open-end and closed-end management investment companies to file an annual record of proxies voted on Form N-PX. The Funds shall file Form N-PX in compliance with Rule 30b1-4, including certain new requirements which include, but are not limited to, the following:

●

Identification of Proxy Voting Matters – funds must use the same language as the issuer’s proxy card (where a proxy card is required under Rule 14a-4 of the Securities Exchange Act of 1934, as amended, or the “Exchange Act”); and if the matter relates to an election of directors, identify each director separately in the same order as on the proxy card, even if the election of directors is presented as a single matter.

●

Categorization of Voting Matters – funds are required to categorize the votes reported on Form N-PX consistent with a list of categories outlined in the amended form. The categories will be non-exclusive, and funds must select all categories applicable to each proxy matter.

●

Quantitative Disclosures and Securities Lending – funds must disclose the number of shares voted or instructed to be cast (if the fund had not received confirmation of the actual number of votes cast) and how those shares were voted (e.g., for, against or abstain). If the votes were cast in multiple manners (e.g., both for and against), funds will be required to disclose the number of shares voted or instructed to be voted in each manner. Additionally, funds must disclose the number of shares loaned but not recalled and, therefore, not voted by the fund.

●	Structured Data Language – funds must file their reports using a custom XML format.

●

Joint Reporting – funds are permitted to report on its Form N-PX on behalf of a series or a manager so long as the fund presents the complete voting record of each included series separately and provide the required quantitative information for each included manager separately. Funds must also provide certain information (generally, their name and other identifying information such as their legal entity identifier) in the summary page about the included series or managers.

●	Standardized Order – funds must submit information based on the specific Form N-PX format and standardized order of disclosure requirements.

●	Fund Notice Reports – funds are now permitted to indicate on the cover page of Form N-PX if no securities were subject to a vote and, therefore, do not have any proxy votes to report.

●

Website Posting – funds that have a website must make the most recently filed Form N-PX report publicly available as soon as reasonably practicable. Funds may satisfy the requirement by providing a direct link to the relevant HTML-rendered Form N-PX report on EDGAR.

B.

Rule 14Ad-1 under the Exchange Act requires institutional investment managers subject to section 13(f) of the Exchange Act, which may include certain Advisers, to report annually on Form N-PX how the managers voted proxies relating to executive compensation matters (commonly referred to as “say-on-pay” votes). When reporting say-on-pay votes, managers are required to comply with the other requirements of Form N-PX for their say-on-pay votes (including the new requirements as described above, except that a manager is not required to disclose or provide access to its proxy voting records on its website).

The Legal team shall be primarily responsible for DoubleLine’s Form N-PX filings. DoubleLine may rely on the applicable fund administrator or other service provider to prepare and submit required Form N-PX filings. The Trade Management team shall assist the Legal team and, as necessary, the relevant service provider by furnishing complete and accurate information required under Form N-PX (including by causing such information to be provided by any third-party proxy voting service provider). Form N-PX must be filed each year no later than August 31 and must contain applicable proxy voting records for the most recent twelve-month period ending June 30.

Proxy Voting Disclosures

The Legal team will ensure that (i) a concise summary of the Proxy Policy which includes how conflicts of interest are addressed, and (ii) instructions for obtaining a copy of the Proxy Policy and accessing relevant proxy voting records free of charge (e.g., via a toll-free telephone number, the Funds’ website, etc.) are provided within each Adviser’s Form ADV Part 2A and the Funds’ Statement of Additional Information, registration statement and Form N-CSR, in accordance with applicable legal requirements.

VII.	Policy Governance

DoubleLine established the Proxy Voting Committee to help ensure compliance with the Proxy Policy. The Proxy Committee, whose members include the Chief Risk Officer and the Chief Compliance Officer (or their respective designees), meets on an as-needed basis. The Proxy Committee will (i) monitor compliance with the Proxy Policy, including by periodically sampling Proxy Matters for review, (ii) review, no less frequently than annually, the adequacy of the Proxy Policy to ensure it has been effectively implemented and that it continues to be designed to ensure that Proxy Matters are addressed in a manner that promotes the best interest of clients, (iii) periodically review, as needed, the adequacy and effectiveness of Glass Lewis or other third-party proxy voting service provider retained by DoubleLine, and (iv) review conflicts of interest that may arise under the Proxy Policy, including changes to the businesses of DoubleLine or the service provider retained by DoubleLine to determine whether those changes present new or additional conflicts of interest that should be addressed pursuant to the Proxy Policy.

The Proxy Committee shall have primary responsibility for managing DoubleLine’s relationship with Glass Lewis and any other third-party proxy voting service provider, including overseeing their compliance with the Proxy Policy, as well as reviewing periodically instances in which Glass Lewis does not provide a recommendation with respect to a proposal, or when Glass Lewis commits material errors.

VIII.	Books and Records

The Trade Management team shall maintain all proxy voting records whether internally or through a third party in compliance with Rule 204-2 of the Advisers Act. The Trade Management team will maintain records which include, but are not limited to: (i) copies of each proxy statement that each Adviser receives regarding securities held by clients; (ii) a record of each vote that each Adviser cast on behalf of each client; (iii) any documentation that is material to each Adviser’s decision on voting a proxy or that describes the basis for that decision; (iv) a written description of each Adviser’s analysis when deciding to vote a proxy in a manner inconsistent with the Guidelines or when an Adviser has identified a material conflict of interest, (v) each written request from a client for information about how the Adviser voted proxies; and (vi) the Adviser’s written response to each client oral or written request for such information. The Trade Management team shall also ensure that comparable documentation related to corporate actions and class actions involving client investments is maintained.

The Legal team shall maintain investment management agreements which may include the Adviser’s written authorization to process Proxy Matters or client-specified proxy voting guidelines.

DoubleLine must maintain all books and records described in the Proxy Policy for a period of not less than five (5) years from the end of the fiscal year during which the last entry was made on such record, the first two (2) years of which shall be onsite at its place of business.

History of Amendments:

Effective as of August 2023

Approved by the Boards of DFT, DET and Closed-End Funds: August 17, 2023

Effective as of August 2022

Approved by the Boards of DFT, DET and Closed-End Funds: August 18, 2022

Updated and effective as of May 2022

Approved by the Boards of DFT, DET and Closed-End Funds: May 19, 2022

Updated and effective as of February 15, 2022

Approved by the Boards of DFT, DET, DSL, DBL and DLY: February 15, 2022

Updated and effective as of January 2022

Effective as of January 2021

Approved by the boards of DFT, DSL, DBL and DLY: December 15, 2020

Last reviewed December 2020

Updated and effective as of February 2020

Approved by the boards of DFT, DSL, DBL and DLY: November 21, 2019

Last reviewed November 2019

Reviewed and approved by the Boards of the DoubleLine Funds Trust, DoubleLine Equity Funds, DoubleLine Opportunistic Credit Fund and DoubleLine Income Solutions Fund: August 20, 2015

Adopted by the DoubleLine Equity Funds Board of Trustees: March 19, 2013

Renewed, reviewed and approved by the DoubleLine Equity Funds Board: May 22, 2013

Renewed, reviewed and approved by the DoubleLine Equity Funds Board: November 20, 2013

Renewed, reviewed and approved by the DoubleLine Equity Funds Board: August 21, 2014

Adopted by the DoubleLine Income Solutions Board of Trustees: March 19, 2013

Renewed, reviewed and approved by the DoubleLine Income Solutions Board of Trustees: May 22, 2013

Renewed, reviewed and approved by the DoubleLine Income Solutions Board of Trustees: November 20, 2013

Renewed, reviewed and approved by the DoubleLine Income Solutions Board of Trustees: August 21, 2014

Adopted by the DoubleLine Opportunistic Credit Fund Board of Trustees: August 24, 2011

Renewed and approved by the DoubleLine Opportunistic Credit Fund Board of Trustees: March 19, 2013

Renewed, reviewed and approved by the DoubleLine Opportunistic Credit Fund Board of Trustees: May 22, 2013

Renewed, reviewed and approved by the DoubleLine Opportunistic Credit Fund Board of Trustees: November 20, 2013

Renewed, reviewed and approved by the DoubleLine Opportunistic Credit Fund Board of Trustees: August 21, 2014

Adopted by the DoubleLine Funds Trust Board: March 25, 2010

Renewed, reviewed and approved by the DoubleLine Funds Trust Board: March 1, 2011

Renewed, reviewed and approved by the DoubleLine Funds Trust Board: August 25, 2011

Renewed and approved by the DoubleLine Funds Trust Board of Trustees: March 19, 2013

Renewed, reviewed and approved by the DoubleLine Funds Trust Board: May 22, 2013

Renewed, reviewed and approved by the DoubleLine Funds Trust Board: November 20, 2013

Renewed, reviewed and approved by the DoubleLine Funds Trust Board: August 21, 2014

Attachment A to the Proxy Voting, Corporate Actions and Class Actions Policy

Effective July 1, 2023

Guidelines

The Advisers have a fiduciary duty to clients, and shall exercise diligence and care, with respect to its proxy voting authority. Accordingly, the Advisers will review each proposal to determine the relevant facts and circumstances and adopt the following guidelines as a framework for analysis in seeking to maximize the value of client investments. The guidelines do not address all potential voting matters and actual votes by the Advisers may vary based on specific facts and circumstances.

A.	Director Elections

Directors play a critical role in ensuring that the company and its management serve the interests of its shareholders by providing leadership and appropriate oversight. We believe that the board of directors should have the requisite industry knowledge, business acumen and understanding of company stakeholders in order to discharge its duties effectively.

Proposal	Shareholder Proposal	Anticipated Vote
Frequency of Elections Electing all directors annually.		For

Uncontested Elections

Voting management nominees, unless the nominee lacks independence or focus, has had chronic absences or presents other material concerns to the detriment of the effectiveness of the board.

For
Majority Voting Allowing majority voting unless incumbent directors must resign if they do not receive a majority vote in an uncontested election.		For
Cumulative Voting Allowing cumulative voting unless the company previously adopted a majority voting policy.		For

Changes in Board Structure

Changing the board structure, such as the process for vacancies or director nominations, or the board size, unless there is an indication that the change is an anti-takeover device, or it diminishes shareholder rights.

For
Stock Ownership Requiring directors to own company shares.	X	Against

Contested Elections

The qualifications of nominees on both slates, management track record and strategic plan for enhancing shareholder value, and company financial performance generally will be considered when voting nominees in a contested election.

	X	Case-by-Case

B.	Section 14A Say-On-Pay Votes

Current law requires companies to allow shareholders to cast non-binding advisory votes on the compensation for named executive officers, including the frequency of such votes. The Advisers generally support proposals for annual votes, as well as the ratification of executive compensation unless the compensation structure or any prior actions taken by the board or compensation committee warrant a case-by-case analysis.

Proposal	Shareholder Proposal	Anticipated Vote
Frequency of Say-On-Pay Votes Annual shareholder advisory votes regarding executive compensation.	X	For
Compensation Disclosures Seeking additional disclosures related to executive and director pay unless similar information is already provided in existing disclosures or reporting.	X	For

Executive Compensation Advisory

Executive compensation proposals generally will be assessed based on its structure, prevailing industry practice and benchmarks, and any problematic prior pay practices or related issues involving the board/compensation committee.

	X	Case-by-Case

Golden Parachute Advisory

Golden parachute proposals, in general, will be assessed based on the existing change-in-control arrangements, the nature and terms of the triggering event(s) and the amount to be paid.

	X	Case-by-Case

C.	Audit-Related

The Advisers generally support proposals for the selection or ratification of independent auditors, subject to a consideration of any conflicts of interest, poor accounting practices or inaccurate prior opinions and related fees.

Proposal	Shareholder Proposal	Anticipated Vote
Appointment of Auditors Selecting or ratifying independent auditors, unless there is a material conflict of interest, a history of poor accounting practice or inaccurate opinions, or excessive fees.		For

Non-Audit/Consulting Services

Other alternative service providers, conflicts of interest, and company disclosures are areas of consideration when voting proposals to limit other engagements with auditors.

	X	Case-by-Case

Indemnification of Auditors

Indemnification of auditors generally will be assessed based on the nature of the engagement, the auditor’s work history and field of expertise, and the terms of the agreement such as its impact on the ability of shareholders to pursue legal recourse against the auditor for certain acts or omissions.

	X	Case-by-Case

Rotation of Auditors

Shareholder proposals requiring auditor rotation generally will be assessed based on any audit issues involving the company, the auditor’s tenure with the company, and policies and practices surrounding auditor evaluations.

X	Case-by-Case

D.	Investment Company Matters

When the Advisers invest in a DoubleLine Fund with other public shareholders, the Advisers will vote the shares of such fund in the same proportion as the votes of the other shareholders. Under this “echo voting” approach, the Advisers’ potential conflict is mitigated by replicating the voting preferences expressed by the other shareholders. With respect to specific proposals involving the DoubleLine Funds, the Advisers generally support recommendations by the fund’s board unless applicable laws and regulations prohibit the Advisers from doing so.

Proposal	Shareholder Proposal	Anticipated Vote
Share Classes Issuance of new classes or series of shares.		For
Investment Objectives Changing a fundamental investment objective to nonfundamental.		Against

Investment Restrictions

Changing fundamental restrictions to nonfundamental generally will be assessed in consideration of the target investments, reason(s) for the change and its impact on the portfolio.

Case-by-Case
Distribution Agreements Distribution agreements generally will be assessed based on the distributor’s services and reputation, applicable fees, and other terms of the agreement.		Case-by-Case
Investment Advisory Agreements Investment advisory agreements generally will be assessed based on the applicable fees, fund category and investment objective, and performance.		Case-by-Case

E.	Shareholder Rights and Defenses

The Advisers believe that companies have a fundamental obligation to protect the rights of shareholders. Therefore, the Advisers generally support proposals that hold the board and management accountable in serving the best interest of shareholders and that uphold their rights. However, the Advisers generally will not support proposals from certain shareholders that are hostile, disruptive, or are otherwise counter to the best interest of the Advisers’ clients.

Proposal	Shareholder Proposal	Anticipated Vote
Appraisal Rights Providing shareholders with rights of appraisal.	X	For

Fair Price Provision

Fair price provisions that ensures each shareholder’s securities will be purchased at the same price if the company is acquired in disagreement with the board. However, fair price provisions may not be supported if it is used as an anti-takeover device by the board.

	X	For

Special Meetings Providing or restoring rights to call a special meeting so long as the threshold to call a meeting is no less than 10 percent of outstanding shares.	X	For
Confidential Voting Allowing shareholders to vote confidentially.	X	For
Written Consents Allowing shareholders to act by written consent.	X	For

Greenmail

Adopting anti-greenmail charter or bylaw amendments or otherwise restricting the company’s ability to make greenmail payments for repurchasing shares at a premium to prevent a hostile takeover.

	X	For
Supermajority Vote Requiring a supermajority vote, unless there are disproportionate substantial shareholders that weaken minority votes.		Against

Bundled Proposals

Bundled or conditional proposals generally will be reviewed to determine the benefit or cost of the matters included or if there is a controversy or any matter that is adverse to shareholder interests.

Case-by-Case

Preemptive Rights

Preemptive rights, in general, will be assessed based on the size of the company and its shareholder base, for which larger publicly held companies with a broad shareholder base may be less ideal.

Case-by-Case

Shareholder Rights Plans (Poison Pills)

Poison pills generally will be assessed based on the company’s governance practices, existing takeover defenses, and the terms of the plan, including the triggering mechanism, duration, and redemption/rescission features. Requests to have shareholders ratify plans generally will be supported.

	X	Case-by-Case

F.	Extraordinary Transactions

Proposals for transactions that may affect the ownership interests or voting rights of shareholders, such as mergers, asset sales and corporate or debt restructuring, will be assessed on a case-by-case basis generally in consideration of the economic outcome for shareholders, the potential dilution of shareholder rights and its impact on corporate governance, among other relevant factors.

Proposal	Shareholder Proposal	Anticipated Vote
Reincorporation Reincorporating in another state or country in support of the rights and economic interests of shareholders.		For

Merger, Corporate Restructuring and Spin Offs

Merger, corporate restructuring and spin off proposals generally will be assessed with the view of maximizing the economic value of shareholder interests. The purchase or sale price and other deal terms will be reviewed, among other factors, to ensure that that the transaction is aligned with the long-term interests of shareholders.

Case-by-Case

Debt Restructuring

The terms of the transaction, current capital markets environment, and conflicts of interest are factors that generally will be considered for ensuring that the proposal enhances the economic value of shareholder interests.

Case-by-Case

Liquidations and Asset Sales

As with other transaction proposals, the long-term economic impact of the transaction will be the focus of review of such proposals and, in general, factors such as the sale price, costs and conflicts of interest will be considered.

Case-by-Case

G.	Capital Structure

The Advisers believe that the prudent management of debt and equity to finance company operations and growth, and which is supportive of shareholders’ rights and economic interests, is critical to financial viability.

Proposal	Shareholder Proposal	Anticipated Vote
Common Stock Issuing common stock for recapitalizations, stock splits, dividends or otherwise reasonably amending outstanding shares for a specific purpose.		For
Multi-Class Shares Adopting multi-class share structures so long as they have equal voting rights.		For
Repurchase Programs Adopting plans to repurchase shares in the open market unless shareholders cannot participate on equal terms.		For
Blank Check Preferred Stock Allowing the board to issue preferred shares without prior shareholder approval and setting the terms and voting rights of preferred shares at the board’s discretion.		Against

Recapitalization Plans

The rationale and objectives; current capital markets environment; impact on shareholder interests including conversion terms, dividends and voting rights; and any material conflicts of interest are factors that generally will be considered when reviewing proposals to reclassify debt or equity capital.

Case-by-Case

H.	Compensation

The Advisers believe that compensation arrangements should align the economic interests of directors, management, and employees with those of shareholders and consider factors such as (1) local norms, (2) industry-specific practices and performance benchmarks, and (3) the structure of base and incentive compensation. The Advisers generally support transparency (e.g., disclosures related to the performance metrics and how they promote better corporate performance, etc.) and periodic reporting with respect to compensation.

Proposal	Shareholder Proposal	Anticipated Vote
Employee 401 (k) Plan Adopting a 401 (k) plan for employees.		For

Employee Stock Option Plan (ESOP)

Requiring shareholder approval to adopt a broad-based ESOP or to increase outstanding shares for an existing plan unless the allocation of outstanding shares to the ESOP exceeds five percent or 10 percent among all stock-based plans.

For

Recoupment Provisions (Clawbacks)

Adopting clawback provisions in cases of revised financial results or performance indicators on which prior compensation payments were based, as well as for willful misconduct or violations of law or regulation that result in financial or reputational harm to the company.

	X	For

Limits on Executive or Director Compensation

Setting limits on executive or director compensation unless there is a substantial deviation from industry practice or any problematic issue involving the board/compensation committee or prior pay practices.

	X	Against

Equity-Based and Other Incentive Plans

Incentive plans, in general, will be assessed based on the prevailing local and industry-specific practices and performance benchmarks, the terms of the plan and whether they are aligned with company goals and shareholder interests, the cost of the plan, and the overall compensation structure.

Case-by-Case

Severance Agreements for Executives (Golden Parachutes)

Golden parachutes generally will be assessed based on the existing change-in-control arrangements, the nature and terms of the triggering event(s) and the amount to be paid.

Case-by-Case

I.	Corporate Governance

The Advisers believe that authority and accountability for establishing business strategies, corporate policies and compensation generally should rest with the board and management. The independence, qualifications, and integrity of the board as well as the effectiveness of management and their oversight, which must be aligned with shareholder interests, are essential to good governance. The following general guidelines reflect these principles although material environmental, social and governance (ESG) factors, which have a potential financial impact on the company and the valuation of client investments, if any, are also considered.

Proposal	Shareholder Proposal	Anticipated Vote

Quorum Requirements

Establishing a majority requirement, unless shareholder turnout has been an issue, or a reduced quorum is reasonable based on applicable laws or regulations and the market capitalization or ownership structure of the company.

For
Annual Meetings Changing the date, time, or location of annual meetings, unless the proposed schedule or location is unreasonable.		For

Board Size Setting the board size, so long as the proposal is consistent with the prevailing industry practice and applicable laws or regulations.		For

Proxy Access

Allowing shareholders to nominate director candidates in proxy ballots with reasonable limitations (e.g., minimum percentage and duration of ownership and a cap on board representation) for preventing potential abuse by certain shareholders.

	X	For

Independent Directors

Requiring the board chair and a majority of directors to be independent directors. Proposals for a lead independent director may be supported in cases where the board chair is not independent.

	X	For
Independent Committees Requiring independent directors exclusively for the audit, compensation, nominating and governance committees.	X	For
Removal of Directors Removing a director without cause.	X	For

Indemnification of Directors and Officers

Indemnifying directors and officers for acts and omissions made in good faith and were believed to be in the best interest of the company. Limitations on liability involving willful misconduct or violations of law or regulation, or a breach of fiduciary duty, generally will be voted against.

For
Term Limits for Directors Imposing term limits on directors unless the director evaluation process is ineffective and related issues persist.	X	Against
Classified Boards Establishing a classified board.		Against
Adjournment of Meetings Providing management the authority to adjourn annual or special meetings without reasonable grounds.		Against
Amendments to Bylaws Giving the board the authority to amend bylaws without shareholder approval.		Against

J.	Environment or Climate

The Advisers would generally consider the recommendations of management for shareholder proposals involving environmental issues as it believes that, in most cases, elected directors and management are in the best position to address such matters. In addition, reporting that provides meaningful information for evaluating the financial impact of environmental policies and practices is generally supported unless it is unduly costly or burdensome or it places the company at a competitive disadvantage. Material ESG factors, which have a potential financial impact on the company and the valuation of client investments, if any, are also considered.

Proposal	Shareholder Proposal	Anticipated Vote
Environmental and Climate Disclosures Providing environmental/climate-related disclosures and reporting unless it is duplicative or unsuitable.		For

Environmental and Climate Policies

Environmental and climate policies generally will be assessed based on the company’s related governance practices, local and industry-specific practices, the nature and extent of environmental and climate risks applicable to the company, and the economic benefit to shareholders.

Case-by-Case

K.	Human Rights or Human Capital/Workforce

The Advisers would generally consider the recommendations of management for shareholder proposals involving social issues as it believes that, in most cases, elected directors and management are in the best position to address such matters. In addition, reporting that provides meaningful information for evaluating the financial impact of social policies and practices is generally supported unless it is unduly costly or burdensome or it places the company at a competitive disadvantage. Material ESG factors, which have a potential financial impact on the company and the valuation of client investments, if any, are also considered.

Proposal	Shareholder Proposal	Anticipated Vote
Human Rights and Labor Disclosures Providing human rights and labor-related disclosures and reporting unless it is duplicative or unsuitable.		For

Human Rights and Labor Policies

Human rights and labor policies generally will be assessed based on the company’s related governance practices, applicable law or regulations, local and industry-specific practices, the nature and extent of supply chain or reputational risks applicable to the company, and their economic benefit to shareholders.

Case-by-Case

L.	Diversity, Equity, and Inclusion

The Advisers generally support reporting that provides meaningful information for evaluating the financial impact of diversity, equity, and inclusion (DEI) policies and practices unless it is unduly costly or burdensome. For policy proposals, the Advisers will consider existing policies, regulations and applicable local standards and best practices, to determine if they provide an added benefit to shareholders. Material ESG factors, which have a potential financial impact on the company and the valuation of client investments, if any, are also considered.

Proposal	Shareholder Proposal	Anticipated Vote
DEI Disclosures Providing Equal Employment Opportunity (EEO-1) Reports, and other additional disclosures or reporting unless it is duplicative or unsuitable.		For
Anti-Discrimination Policy Adopting an anti-discrimination and harassment policy.		For
Other DEI Policies Other DEI policies generally will be assessed based on the company’s related governance practices, applicable law or regulations, and local and industry-specific practices.		Case-by-Case

M.	Other Social Issues

Proposal	Shareholder Proposal	Anticipated Vote

Political Contribution and Activities

Political contributions and lobbying activities generally will be reviewed in consideration of legal restrictions and requirements, applicable policies and historical practice, and its cost-benefit to the company. Related disclosures to shareholders generally are supported.

Case-by-Case

Charitable Contributions

Charitable contributions, in general, will be reviewed in consideration of applicable policies and historical practice, conflicts of interests, as well as the cost-benefit of charitable spending. Related disclosures to shareholders generally are supported.

Case-by-Case

Information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30th is available no later than the following August 31st without charge, upon request, by calling (877) DLine11 (877-354-6311) and on the SEC’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) The following provides biographical information about the individuals who are primarily responsible for the day-to-day management of the Registrant’s portfolio (“Portfolio Managers”) as of the date of this filing:

Jeffrey E. Gundlach (Portfolio Manager since the Fund’s inception)

Mr. Jeffrey E. Gundlach is the founder and Chief Executive Officer and Chief Investment Officer of DoubleLine Capital LP (“DoubleLine” or the “Adviser”). Mr. Gundlach has been Chief Executive Officer of DoubleLine since its inception in December 2009.

Andrew Hsu (Portfolio Manager since April 2020)

Mr. Hsu joined DoubleLine in 2009. He is a Portfolio Manager and heads the Global Infrastructure and Asset-Backed Securities (ABS) group. He is a permanent member of the Fixed Income Asset Allocation and Structured Products Committees.

Ken Shinoda (Portfolio Manager since April 2020)

Mr. Shinoda joined DoubleLine in 2009. He is the Chair of the Structured Products Committee and a Portfolio Manager overseeing the Non-Agency Residential Mortgage-Backed Securities (RMBS) group. He is a permanent member of the Fixed Income Asset Allocation Committee.

(a)(2) The following provides information on other accounts managed on a day-to-day basis by the Portfolio Managers listed above as of September 30, 2023:

Name of Portfolio Manager	Number of Accounts	Total Assets of Accounts ($ millions)	Number of Accounts Subject to a Performance Fee	Total Assets of Accounts Subject to a Performance Fee ($ millions)

Jeffrey E. Gundlach

Registered investment companies	34	$68,869	-	-

Other pooled investment vehicles	19	$6,703	2	$1,075

Other accounts	73	$15,415	3	$1,230

Andrew Hsu

Registered investment companies	7	$36,858	-	-

Other pooled investment vehicles	4	$1,616	-	-

Other accounts	22	$5,679	-	-

Ken Shinoda

Registered investment companies	5	$35,869	-	-

Other pooled investment vehicles	1	$251	1	$251

Other accounts	20	$4,486	-	-

Conflicts of Interest

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest also may result because of the Adviser’s other business activities. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Fund, be managed (benchmarked) against the same index the Fund tracks, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio managers’ management of the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that a portfolio manager could use this information to the advantage of other accounts under management, and also theoretically possible that actions could be taken (or not taken) to the detriment of the Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of a portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Fund and other accounts managed by the portfolio manager, but securities may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. The Adviser has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under the Adviser’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines, the Adviser’s investment outlook, cash availability and a series of other factors. The Adviser has also adopted additional internal practices to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Fund and certain pooled investment vehicles, including investment opportunity allocation issues. Conflicts potentially limiting the Fund’s investment opportunities may also arise when the Fund and other clients of the Adviser invest in different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other clients of the Adviser or the Adviser may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting the Fund’s investment opportunities. Additionally, if the Adviser acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager or other investment personnel may be restricted from purchasing securities or selling certain securities for the Fund or other clients. When making investment decisions where a conflict of interest may arise, the Adviser will endeavor to act in a fair and equitable manner between the Fund and other clients; however, in certain instances the resolution of the conflict may result in the Adviser acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of the Fund.

Broad and Wide-Ranging Activities. The portfolio managers, the Adviser and its affiliates engage in a broad spectrum of activities. In the ordinary course of their business activities, the portfolio managers, the Adviser and its affiliates may engage in activities where the interests of certain divisions of the Adviser and its affiliates or the interests of their clients may conflict with the interests of the shareholders of the Fund.

Possible Future Activities. The Adviser and its affiliates may expand the range of services that it provides over time. Except as provided herein, the Adviser and its affiliates will not be restricted in the scope of its business or in the performance of any such services (whether now offered or undertaken in the future) even if such activities could give rise to conflicts of interest, and whether or not such conflicts are described herein. The Adviser and its affiliates have, and will continue to develop, relationships with a significant number of companies, financial sponsors and their senior managers, including relationships with clients who may hold or may have held investments similar to those intended to be made by the Fund. These clients may themselves represent appropriate investment opportunities for the Fund or may compete with the Fund for investment opportunities.

Performance Fees and Personal Investments. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance or in respect of which the portfolio manager may have made a significant personal investment. Such circumstances may create a conflict of interest for a portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Fund. The Adviser has adopted policies and procedures reasonably designed to allocate investment opportunities between the Fund and performance fee based accounts on a fair and equitable basis over time.

Use of Leverage. During periods in which the Fund is using leverage, the fees paid to the Adviser for investment advisory services, which may directly or indirectly affect the portfolio managers’ compensation, will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund’s total managed assets, including assets attributable to reverse repurchase agreements, dollar roll transactions or similar transactions and/or borrowings, and to any preferred shares that may be outstanding, which may create an incentive for a portfolio manager to leverage the Fund or to leverage using strategies that increase the Adviser’s fee.

(a)(3) The following describes how the Adviser is compensated as of September 30, 2023:

The Fund pays a monthly fee to the Adviser, computed and paid at the annual rate (as a percentage of the Fund’s average daily total managed assets) of 1.00%. “Total managed assets” means the total assets of the Fund (including assets attributable to any reverse repurchase agreements, dollar roll transactions or similar transactions, borrowings, and/or preferred shares that may be outstanding) minus accrued liabilities (other than liabilities representing reverse repurchase agreements, dollar roll transactions or similar transactions, and/or borrowings). For purposes of calculating “total managed assets,” the liquidation preference of any preferred shares outstanding is not considered a liability. With respect to any reverse repurchase agreements, dollar rolls or similar transactions, “total managed assets” also includes any proceeds from the sale of an asset of the Fund to a counterparty in such a transaction, in addition to the value of the asset so sold as of the relevant measuring date. The average daily total managed assets of the Fund for any month is determined by taking an average of all of the determinations of total managed assets during such month at the close of business on each business day during such month.

The overall objective of the compensation program for portfolio managers is for the Adviser to attract competent and expert investment professionals and to retain them over the long-term. Compensation is comprised of several components which, in the aggregate are designed to achieve these objectives and to reward the portfolio managers for their contribution to the success of their clients and the Adviser. Portfolio managers are compensated through a combination of base salary, discretionary bonus and equity participation in the Adviser. Bonuses and equity generally represent most of the portfolio managers’ compensation. However, in some cases, portfolio managers may have a profit sharing interest in the revenue or income related to the areas for which the portfolio managers are responsible. Such profit sharing arrangements can comprise a significant portion of a portfolio manager’s overall compensation.

Salary. Salary is agreed to with managers at time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of a portfolio manager’s compensation.

Discretionary Bonus/Guaranteed Minimums. Portfolio managers receive discretionary bonuses. However, in some cases, pursuant to contractual arrangements, some portfolio managers may be entitled to a mandatory minimum bonus if the sum of their salary and profit sharing does not reach certain levels.

Equity Incentives. Portfolio managers may participate in equity incentives based on overall firm performance of the Adviser, through direct ownership interests in the Adviser or participation in stock option or stock appreciation plans of Adviser. These ownership interests or participation interests provide eligible portfolio managers the opportunity to participate in the financial performance of the Adviser as a whole. Participation is generally determined in the discretion of Adviser, taking into account factors relevant to a portfolio manager’s contribution to the success of Adviser.

Other Plans and Compensation Vehicles. Portfolio managers may elect to participate in the Adviser’s 401(k) plan, to which they may contribute a portion of their pre- and post-tax compensation to the plan for investment on a tax-deferred basis. The Adviser may also choose, from time to time to offer certain other compensation plans and vehicles, such as a deferred compensation plan, to portfolio managers.

Summary. As described above, an investment professional’s total compensation is determined through a subjective process that evaluates numerous quantitative and qualitative factors, including the contribution made to the overall investment process. Not all factors apply to each investment professional and there is no particular weighting or formula for considering certain factors. Among the factors considered are: relative investment performance of portfolios (although there are no specific benchmarks or periods of time used in measuring performance); complexity of investment strategies; participation in the investment team’s dialogue; contribution to business results and overall business strategy; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of the Adviser’s leadership criteria.

(a)(4) The following provides information about the dollar range of equity securities in the Registrant beneficially owned by the Portfolio Managers as of September 30, 2023:

Portfolio Manager	Aggregate Dollar Range of Beneficial Ownership in the Registrant

Jeffrey E. Gundlach	None
Andrew Hsu	None
Ken Shinoda	None

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the Registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the Registrant’s equity securities that are registered by the Registrant pursuant to Section 12 of the Exchange Act made in the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)

The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The Registrant did not engage in securities lending activities during the fiscal year reported on this Form N-CSR.

Item 13. Exhibits.

(a)

(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. Not applicable.

(4) Change in the Registrant’s independent public accountant. There was no change in the Registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

(c)	CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in Registration Statement No. 333-273026 on Form N-2 of our report dated November 21, 2023, relating to the financial statements and financial highlights of DoubleLine Opportunistic Credit Fund and appearing in this Annual Report on Form N-CSR for the year ended September 30, 2023.

/s/ Deloitte & Touche LLP

Costa Mesa, California
November 21, 2023

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	DoubleLine Opportunistic Credit Fund

By (Signature and Title)	/s/ Ronald R. Redell
Ronald R. Redell, President and Chief Executive Officer

Date	December 1, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Ronald R. Redell
Ronald R. Redell, President and Chief Executive Officer

Date	December 1, 2023

By (Signature and Title)	/s/ Henry V. Chase
Henry V. Chase, Treasurer and Principal Financial and Accounting Officer

Date	December 1, 2023